Statement of Additional Information

NATIONS FUND, INC.

Nations Prime Fund
Nations Treasury Fund
Nations Equity Income Fund
Nations Small Company Fund

NATIONS RESERVES

Nations Cash Reserves
Nations Money Market Reserves
Nations Treasury Reserves
Nations Government Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations Convertible Securities Fund
Nations Emerging Markets Fund
Nations California Municipal Bond Fund
Nations Intermediate Bond Fund
Nations International Equity Fund
Nations International Value Fund
Nations Blue Chip Fund

NATIONS FUNDS TRUST

Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund
Nations Asset Allocation Fund
Nations Government Securities Fund
Nations High Yield Bond Fund
Nations Kansas Municipal Income Fund
Nations LargeCap Value Fund
Nations MidCap Value Fund
Nations MidCap Index Fund
Nations Marsico 21st Century Fund
Nations Marsico International Opportunities Fund
Nations Global Value Fund
Nations Classic Value Fund
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Growth Portfolio
Nations LifeGoal Income and Growth Portfolio
Nations Financial Services Fund

NATIONS FUND TRUST

Nations Government Money Market Fund
Nations Tax Exempt Fund
Nations Value Fund
Nations Capital Growth Fund
Nations MidCap Growth Fund
Nations LargeCap Index Fund
Nations Managed Index Fund
Nations SmallCap Index Fund
Nations Aggressive Growth Fund
Nations Strategic Growth Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Municipal Income Fund
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Florida Intermediate Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund
Nations South Carolina Municipal Bond Fund
Nations Tennessee Intermediate Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal Bond Fund
Nations Virginia Municipal Bond Fund

Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional Class Shares, Investor Class Shares, Liquidity Class Shares, Market Class Shares, Marsico Shares, Service Class Shares, Trust Class Shares,

Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares

August 1, 2001, as supplemented on November 19, 2001, January 1, 2002 and January 15, 2002

This SAI provides information relating to the classes of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectuses for the Funds and is intended to be read in conjunction with the prospectuses. The SAI is not a prospectus for the Funds. See "About the SAI" for information on what the SAI is and how it should be used.

Copies of any of the prospectuses may be obtained without charge by writing Nations Funds c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at 1-800-321-7854 or 1-800-626-2275 (for institutional money market investors). The Funds’ annual reports to shareholders, including the audited financial statements for the Funds, dated March 31, 2001, are hereby incorporated into this SAI by reference.

For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of these terms and their corresponding full names or definitions can be found at the end of this SAI in Appendix B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

TABLE OF CONTENTS

About this SAI

HISTORY OF NFT, NFI, NR and NFST
DESCRIPTION OF THE FUNDS AND THE INVESTMENTS AND RISKS OF THEIR FUNDS
    General
        Investment Policies and Limitations
        NR Funds’ Fundamental Policies
        NFT and NFI Funds’ Fundamental Policy Restrictions
        NFST’s Fundamental Policy Restrictions
        NFT, NFI, NR and NFST’s Non-Fundamental Policy Restrictions
        Exemptive Orders
    Permissible Fund Investments and Investment Techniques
        Money Market Funds
        The Stock Funds
        The International/Global Stock Funds
        The Index Funds
        Government & Corporate Bond Funds
        Municipal Bond Funds
        LifeGoal Portfolios
    Descriptions of Permissible Investments
        Asset-Backed Securities
        Bank Obligations (Domestic and Foreign)
        Borrowings
        Common Stock
        Convertible Securities
        Corporate Debt Securities
        Derivatives
        Dollar Roll Transactions
        Foreign Securities
        Futures and Options
        Guaranteed Investment Contracts
        High Yield/Lower-Rated Debt Securities
           Money Market Instruments
        Mortgage-Backed Securities
        Municipal Securities
        Other Investment Companies
        Pass Through Securities (Participation Interests and Company Receipts)
        Preferred Stock
        Private Placement Securities and Other Restricted Securities
        REITs and Master Limited Partnerships
        Repurchase Agreements
        Reverse Repurchase Agreements
        Securities Lending
        Short Sales
        Stripped Securities
        Swap Contracts
        U.S. Government Obligations
        Variable- and Floating-Rate Instruments
        Warrants and Rights
        When-Issued Purchases, Delayed Delivery and Forward Commitments
        Zero-Coupon, Pay-In-Kind and Step-Coupon Securities
    Other Considerations
        Temporary Defensive Purposes
        Portfolio Turnover
        Concentrating in the Financial Services Industry
MANAGEMENT OF THE COMPANIES
    The Board Members and Principal Officers
    Board Committees
    Board Compensation
    Nations Funds Retirement Plan
    Nations Funds Deferred Compensation Plan
    Codes of Ethics
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INVESTMENT ADVISORY AND OTHER SERVICES
    Investment Adviser and Sub-Advisers
        BA Advisors, BACAP and Marsico Capital
        Sub-Advisers Unaffiliated with BA Advisors
        Investment Advisory and Sub-Advisory Agreements
        Expense Limitations
        Advisory Fee Rates
        Advisory Fees Paid
        Sub-Advisory Fee Rates
        Sub-Advisory Fees Paid
    Co-Administrators and Sub-Administrator
        Co-Administrators
        Sub-Administrator
        Co-Administration and Sub-Administration Fees Paid
    Other Agreements
    12b-1 Plans
    Expenses
    Other Service Providers
        Transfer Agents and Custodians
        Independent Accountants
        Counsel
BROKERAGE ALLOCATION AND OTHER PRACTICES
    General Brokerage Policy, Brokerage Transactions and Broker Selection
        Aggregate Brokerage Commissions
    Brokerage Commissions Paid to Affiliates
    Directed Brokerage
    Securities of Regular Broker/Dealers
    Monies Paid to Broker/Dealers from the Adviser’s or Distributor’s Profit
CAPITAL STOCK
    Description of Shares of the Companies
    NR’s Funds
    NFT’s Funds
    NFI’s Funds
    NFST’s Funds
PURCHASE, REDEMPTION AND PRICING OF SHARES
    Purchase, Redemption and Exchange
    Offering Price
INFORMATION CONCERNING TAXES
    General
    Equalization Accounting
    Excise Tax
    Investment through Master Portfolios
    Taxation of Fund Investments
    Foreign Taxes
    Distributions, Generally
    Capital Gain Distributions
    Disposition of Fund Shares
    Federal Income Tax Rates
    Corporate Shareholders
    Foreign Shareholders
    Backup Withholding
    Tax-Deferred Plans
    Special Tax Considerations Pertaining to all the Tax-Exempt Funds
    Special Tax Considerations Pertaining to the California Funds
    Special Tax Considerations Pertaining to the Florida Funds
    Special Tax Considerations Pertaining to the Georgia Funds
    Special Tax Considerations Pertaining to the Kansas Income Fund
    Special Tax Considerations Pertaining to the Maryland Funds
    Special Tax Considerations Pertaining to the North Carolina Funds
    Special Tax Considerations Pertaining to the South Carolina Funds
    Special Tax Considerations Pertaining to the Tennessee Funds
    Special Tax Considerations Pertaining to the Virginia Funds
    Other Matters
Underwriter Compensation and Payments
Fund Performance
    Advertising Fund Performance
    Yield Calculations
        Money Market Funds
        Non-Money Market Funds
    Total Return Calculations
APPENDIX A
APPENDIX B
APPENDIX C

About this SAI

What is the SAI?

The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds’ prospectuses, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

Specifically, the SAI, among other things, provides information about the corporations or trusts that "house" the Funds (such as NFT, NR, NFI and NFST); the investment policies and permissible investments of the Funds; the management of the Funds, including the Boards, the investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

How should I use the SAI?

The SAI is intended to be read in conjunction with the Funds’ prospectuses. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Nations Funds at (800) 321-7854 or by visiting the Funds online at www.nations-funds.com.

What governs the type of information that is put in the SAI?

The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

Is the SAI available on the Internet?

Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC’s website at http://www.sec.gov/edgar/searchedgar/formpick.htm.

Who may I contact for more information?

If you have any questions about the Funds, please call Nations Funds at (800) 321-7854 or contact your investment professional.

HISTORY OF NFT, NFI, NR and NFST

NFT, NFI, NR and NFST are each registered investment companies in the Nations Funds Family. The Nations Funds Family currently has more than 80 distinct investment portfolios and total assets in excess of $115 billion.

NFT was organized as a Massachusetts business trust on May 6, 1985. NFI was organized as a Maryland corporation on December 13, 1983. NR (also known as The Capitol Mutual Funds) was organized as a Massachusetts business trust on January 22, 1990. NFST was organized as a Delaware business trust on October 22, 1999. All Funds of NFT, NFI, NR and NFST have fiscal year ends of March 31st.

DESCRIPTION OF THE FUNDS AND
THE INVESTMENTS AND RISKS OF THEIR FUNDS

General

NFT currently consists of thirty-three different Funds, all of which are open-end, management investment companies and are diversified, with the exception of the State Bond Funds, which are non-diversified.

NFI currently consists of four different Funds, all of which are open-end, management investment companies and are diversified.

NR currently consists of thirteen different Funds, all of which are open-end, management investment companies and are diversified, with the exception of California Reserves and the California Bond Fund, which are non-diversified.

NFST currently consists of eighteen different Funds, all of which are open-end, management investment companies and are diversified, with the exception of the Kansas Income Fund and Marsico Focused Equities Fund, which are non-diversified.

See "Capital Stock" for a listing and description of the classes of shares that each Fund offers.

Certain Funds seek to achieve their respective investment objectives by investing substantially all of their assets in other mutual funds with the same investment objective, principal investment strategies and investment risks. These Funds are called "Feeder Funds" and the mutual funds in which the Feeder Funds invest are called "Master Portfolios." The Feeder Funds include: Intermediate Bond Fund, Blue Chip Fund, International Equity Fund, International Value Fund, Marsico Focused Equities Fund, Marsico Growth & Income Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund and High Yield Bond Fund. For more information about the Feeder Funds and the Master Portfolios see "Descriptions of Permissible Investments—Other Investment Companies."

Some of the Funds seek to achieve their respective investment objectives by investing substantially all of their assets in a mix of the Stock Funds, International/Global Stock Funds, Government & Corporate Bond Funds and Money Market Funds in the Nations Funds Family. These Funds are called "LifeGoal Portfolios." For more information about the LifeGoal Portfolios see "Permissible Fund Investments and Investment Techniques."

Investment Policies and Limitations

The investment objectives, principal investment strategies and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund’s prospectus.

The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplement the discussion in the prospectuses for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by a Board, without shareholder approval.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset.

NR Funds’ Fundamental Policies

Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves may not:

1.  Acquire more than 10% of the voting securities of any one issuer.

2.  Invest in companies for the purpose of exercising control.

3.  Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund’s assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4.  Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) may enter into repurchase agreement and non-negotiable time deposits, provided that repurchase agreements and non-negotiable time deposits maturing in more than seven days, illiquid restricted securities and other securities which are not readily marketable are not to exceed, in the aggregate, 10% of the Fund’s total assets and (c) the Funds (except Municipal Reserves) may engage in securities lending as described in each prospectus and in this SAI.

5.  Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

6.  Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts.

7.  Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8.  Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

9.  Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of other money market funds. Under these rules and regulations, the Funds are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund’s total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. It is the position of the SEC’s staff that certain nongovernmental issues of CMOs and REMICS constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

10.  Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

11.  Purchase or retain securities of an issuer if, to the knowledge of the NR, an officer, trustee, or partner of NR or adviser of NR owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees and partners owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

12.  Invest in interest in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

13.  Write or purchase puts, calls or combinations thereof.

14.  Invest in warrants valued at lower of cost or market exceeding 5% of the Fund’s net assets. Included in that amount but not to exceed 2% of the Fund’s net assets, may be warrants not listed on the NYSE or AMEX.

15.  For Municipal Reserves, under normal circumstances, the Fund will invest at least 80% of its net assets plus investment borrowings in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

Money Market Reserves may not:

Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

Act as an underwriter of securities within the meaning of the 1933 Act except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

Purchase securities of companies for the purpose of exercising control.

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, more than 15% of its total assets would be invested in certificates of deposit or bankers’ acceptances of any one bank, or more than 5% of the value of the Fund’s total assets would be invested in other securities of any one bank or in the securities of any other issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund; except that up to 25% of the value of the Fund’s total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets. In accordance with the current regulations of the SEC, the Fund intends to limit its investments in bankers’ acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund’s total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This practice, which is not a fundamental policy of the Fund, could be changed only in the event that such regulations of the SEC are amended in the future.

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to: (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. In construing Investment Limitation 10 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.

Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI or in the prospectuses are not deemed to be pledged for purposes of this limitation.

Although the foregoing investment limitations would permit Money Market Reserves to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Fund would notify its shareholders and add appropriate descriptions concerning the instruments to the prospectuses and this SAI.

California Reserves may not:

Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

Underwrite any issue of securities within the meaning of the 1933 Act, except when it might be technically deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) not withstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act. Notwithstanding the above limitation, there is no limitation with respect to investments by any of the Funds in repurchase agreements, domestic bank obligations and certain bank obligations considered to be issued by domestic banks purchase to regulations or pronouncements of the Securities and Exchange Commission or its staff.

Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

Purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, future contracts and options on future contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Make loans, except to the extent permitted by the 1940 Act.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus investment borrowings in securities that pay interest exempt from federal income tax and California individual income tax.

Convertible Securities Fund, California Bond Fund, Intermediate Bond Fund and Blue Chip Fund may not:

Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

Make loans, except to the extent permitted by the 1940 Act.

Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

Except for the California Bond Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

For California Municipal Bond Fund, under normal circumstances, the Fund will invest at least 80% of its net assets plus investment borrowings in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and California individual income tax.

Each of the International Equity Fund, International Value Fund and Emerging Markets Fund may not:

Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act.

NFT and NFI Funds’ Fundamental Policy Restrictions

Prime Fund, Treasury Fund, Equity Income Fund, Strategic Growth Fund, Government Money Market Fund, Tax Exempt Fund, Managed Index Fund, SmallCap Index Fund, Value Fund, Capital Growth Fund, MidCap Growth Fund, LargeCap Index Fund, Aggressive Growth Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Strategic Income Fund, Bond Fund, Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund and the State Bond Funds may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.

Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

Except with respect to the State Bond Funds, purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 5% of the value of such Fund’s total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations and with respect to 75% of such Fund’s assets, such Fund will not hold more than 10% of the voting securities of any issuer.

Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund’s total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund’s total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund’s investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting. This restriction shall not limit a Fund’s ability to invest in securities issued by other registered investment companies.

Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the NYSE).

Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

For Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, Tax Exempt Fund and Municipal Income Fund, under normal market conditions, the Funds will invest at least 80% of their net assets plus investment borrowings in securities that pay interest exempt from federal income tax.

For the State Bond Funds, under normal market conditions, the Funds will invest at least 80% of their net assets plus investment borrowings in securities that pay interest exempt from federal income tax and state intangibles tax (for the Florida Funds), individual income tax (for the Georgia, Maryland, North Carolina, South Carolina, Texas and Virginia Funds), or the Tennessee Hall income tax, as applicable.

Small Company Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry or (iii) with respect to the Small Company Fund, instruments issued by domestic branches of U.S. Banks. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interest in real estate.

Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Company; except that up to 25% of the value of a Fund’s total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets. Each Fund will maintain asset coverage of 300% or maintain a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its borrowing.

Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the respective Fund will maintain asset coverage of 300% for all borrowings.

Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting. This restriction shall not limit a Fund’s ability to invest in securities issued by other registered investment companies.

Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the NYSE).

Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

NFST’s Fundamental Policy Restrictions

Each Fund may not:

Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

Except for the Kansas Income Fund, Financial Services Fund and Marsico Focused Equities Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

For Kansas Income Fund, under normal circumstances, the Fund will invest at least 80% of its net assets plus investment borrowings in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and Kansas individual income tax.

NFT, NFI, NR and NFST’s Non-Fundamental Policy Restrictions

Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

Each Fund may not invest or hold more than 15% (10% in the case of a Money Market Fund) of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Fund’s net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Funds segregate assets in the amount at least equal to the underlying security or asset.

The State Bond Funds, Financial Services Fund and Marsico Focused Equities Fund may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of a Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

Exemptive Orders

In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or otherwise applicable restrictions:

Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by BA Advisors may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including that such agreements have a maturity of not more than seven days.

Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act.

Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

Permissible Fund Investments and Investment Techniques

A Fund’s prospectus identifies and summarizes the types of securities in which a Fund invests as part of its principal investment strategies and the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

Subject to its fundamental and non-fundamental investment policies:

Each Fund may borrow money, lend its securities (except for the Money Market Funds, which do not lend their securities) and invest in securities issued by other registered investment companies. See "Descriptions of Permissible Investments—Borrowings," "Descriptions of Permissible Investments—Securities Lending" and "Descriptions of Permissible Investments—Other Investment Companies."

Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. Each Government & Corporate Bond Fund (except the High Yield Bond Fund) and the fixed-income portion of the Asset Allocation Fund may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Fund, and the Fund will segregate assets as required by the 1940 Act (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations. See "Descriptions of Permissible Investments—Derivatives."

Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for more aggressive investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments—Money Market Instruments."

Money Market Funds

Prime Fund, Tax Exempt Fund, Government Money Market Fund, Government Reserves, California Reserves, Cash Reserves, Municipal Reserves and Money Market Reserves: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following type of security only in amounts of less than 10% of its total assets: reverse repurchase agreements.

The Stock Funds

Convertible Securities Fund, Asset Allocation Fund, Equity Income Fund, Classic Value Fund, Value Fund, LargeCap Value Fund, MidCap Value Fund, Blue Chip Fund, Strategic Growth Fund, Capital Growth Fund, Aggressive Growth Fund, MidCap Growth Fund, Small Company Fund and Financial Services Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Stock Fund (or the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities (except for Convertible Securities and Equity Income Funds); derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund’s prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

Small Company Fund, Equity Income Fund, Value Fund, Capital Growth Fund, Strategic Growth Fund, MidCap Growth Fund, Aggressive Growth Fund and Convertible Securities Fund may each invest up to 20% of their assets in foreign securities, notwithstanding the general 10% limits discussed above. While these Funds reserve the right to so invest, investing in foreign securities is not considered a principal investment strategy of these Funds.

Marsico Growth & Income Fund, Marsico Focused Equities Fund and Marsico 21st Century Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each of these Funds (through the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; high yield/lower-rated debt securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; provided however, that if any such security type is listed in a Fund’s prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

Each Fund may invest up to 100% of its assets in linked securities and structured products, notwithstanding the 10% limits discussed above. While each Fund reserves the right to so invest, investing in these securities is not a principal investment strategy of the Funds.

The International/Global Stock Funds

Global Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; high yield/lower-rated debt securities; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

International Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); private placement and other illiquid securities; and REITs and master limited partnerships.

International Equity Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus); preferred stocks; private placement and other illiquid securities; and REITs and master limited partnerships.

Emerging Markets Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); and REITs and master limited partnerships.

Marsico International Opportunities Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus); high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

The Fund may invest up to 100% of its assets in linked securities and structured products, notwithstanding the 10% limits discussed above. While the Fund reserves the right to so invest, investing in these securities is not a principal investment strategy of the Fund.

The Index Funds

The LargeCap Index Fund, MidCap Index Fund, SmallCap Index Fund and Managed Index Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund’s prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

In addition, when consistent with the Index Funds’ respective investment objectives, various techniques may be employed to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby each lot of shares of Fund securities that a Fund holds will be specifically identified, which will allow the sale first of those specific securities with the highest tax basis in order to reduce the amount of realized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. The Adviser will sell first those shares with the highest tax basis only when it believes that it is in the best interest of a Fund to do so, and reserves the right to sell other securities when appropriate. In addition, the Adviser may, at times, sell a Fund’s securities in order to realize capital losses. Subject to limitations, such capital losses could be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser may, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

The LargeCap Index Fund, MidCap Index Fund and SmallCap Index Fund generally will try to match the composition of the S&P 500, S&P MidCap 400 and S&P SmallCap 600, respectively, as closely as possible. However, a Fund may not always invest in stocks that comprise a relatively small part of an index because it may be correspondingly more difficult and costly to do so. These Funds also may elect not to invest in a stock, or remove a stock from its portfolio, if the stock is not liquid enough, or for other reasons. These Funds also may invest in stocks that are not included in an index, if such stocks have similar characteristics.

Government & Corporate Bond Funds

Short-Term Income Fund, Short-Intermediate Government Fund, Government Securities Fund, Intermediate Bond Fund, Bond Fund and Strategic Income Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund (or Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; municipal securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; short sales; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund’s prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

High Yield Bond Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, corporate debt securities, foreign securities and pass-through securities.

Municipal Bond Funds

Short-Term Municipal Income Fund, Intermediate Municipal Income Fund, Municipal Income Fund, California Bond Fund, Florida Intermediate Bond Fund, Georgia Intermediate Bond Fund, Kansas Income Fund, Maryland Intermediate Bond Fund, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund, Tennessee Intermediate Bond Fund, Texas Intermediate Bond Fund, Virginia Intermediate Bond Fund, Florida Bond Fund, Georgia Bond Fund, Maryland Bond Fund, North Carolina Bond Fund, South Carolina Bond Fund, Tennessee Bond Fund, Texas Bond Fund and Virginia Bond Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund’s prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

LifeGoal Portfolios

Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio:

The LifeGoal Portfolios invest in a mix of the Stock Funds, International/Global Stock Funds, Government & Corporate Bond Funds and Money Market Funds in the Nations Funds Family.

The following table shows the underlying Nations Funds in which the LifeGoal Portfolios are currently permitted to invest. It also shows the expected total expense ratios for Primary A Shares of each of the selected underlying Funds appearing in each of the underlying Funds’ prospectuses dated August 1, 2001.
LifeGoal Portfolios’ Underlying Funds	(after fee waivers and/or expense reimbursements)	(before fee waivers and/or expense reimbursements)

Value Fund	0.93%	0.93%
Blue Chip Fund	0.98%	0.98%
Strategic Growth Fund	0.97%	0.97%
Marsico Focused Equities Fund	1.16%	1.16%
MidCap Growth Fund	0.98%	0.98%
Small Company Fund	1.15%	1.22%
International Value Fund	1.23%	1.23%
International Equity Fund	1.15%	1.15%
Emerging Markets Fund	1.82%	1.82%
International Bond Portfolio	0.10%	0.10%
Bond Fund	0.67%	0.67%
High Yield Bond Fund	0.93%	1.44%
Short-Term Income Fund	0.51%	0.61%
Prime Fund	0.30%	0.33%

The 1940 Act normally prohibits mutual funds from investing in other mutual funds beyond certain limits. Because each LifeGoal Portfolio is a "fund-of-funds" it takes advantage of a rule under the 1940 Act that allows it to exceed those limits subject to certain conditions. Accordingly, each LifeGoal Portfolio may: (i) own more than 3% of the total outstanding stock of a Fund, other than another LifeGoal Portfolio; (ii) invest more than 5% of its assets in any one such Fund; and (iii) invest more than 10% of its assets, collectively, in Fund shares of NFT, NR, NFI and NFST.

Each LifeGoal Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, the underlying Funds in which the LifeGoal Portfolios invest will not concentrate 25% or more of their total assets in any one industry unless they are permitted or required to do so in accordance with their own investment objective and principal investment strategies.

Descriptions of Permissible Investments

Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below.

Asset-Backed Securities

Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments—Mortgage-Backed Securities."

Key Considerations and Risks: The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments—Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

Bank Obligations (Domestic and Foreign)

Bank obligations include, as examples, certificates of deposit, bankers’ acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and the interest rate on which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

As a general matter, obligations of "domestic banks," are not subject to the Funds’ fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments—Futures and Options."

Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that their liquidity could be impaired because of political or economic developments, that the obligations may be less marketable than comparable obligations of domestic banks, that a foreign jurisdiction might impose withholding and other taxes on interest income payable on and cash realized on the sale of those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations, that the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

The Funds participate in an uncommitted line of credit provided by The Bank of New York under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found its Annual Report to Shareholders for the year ended March 31, 2001.

A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments—Reverse Repurchase Agreements."

Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that The Bank of New York is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

Common Stock

Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may instead choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

Key Considerations and Risks: Investments by a Fund in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Fund holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to them, like changes in earnings or management.

With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

Common stock investments also present the risk of investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Funds that invest primarily in these types of companies, such as the Small Company Fund, these risks can have a more acute effect on the value of the Fund’s shares.

Common stock investments also present the risks of investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ common stock to drop. For those Funds that focus their investments in a particular industry, such as the Financial Services Fund, these industry-related risks can have a significant effect on the value of these Funds’ shares. See "Other Considerations—The High Technology Industry" and "Other Considerations—The Financial Services Industry."

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security’s "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments—High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments—Warrants and Rights."

Key Considerations and Risks: A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid—that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may to be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described under "Descriptions of Permissible Investments—Common Stock." In addition, the credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

See also Key Considerations and Risks under "Descriptions of Permissible Investments—Common Stock."

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

See also "Descriptions of Permissible Investments—Foreign Securities," "Descriptions of Permissible Investments—Variable- and Floating-Interest Securities" and "Descriptions of Permissible Investments—Money Market Instruments."

Key Considerations and Risks: Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it’s due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures, options, options on futures, forward foreign currency exchange contracts, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

The Funds may use derivatives for a variety of reasons, including to: enhance a Fund’s return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund’s portfolio.

A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

See also "Descriptions of Permissible Investments—Futures and Options," "Descriptions of Permissible Investments—Linked Securities and Structured Products," "Descriptions of Permissible Investments—Stripped Securities," "Descriptions of Permissible Investments—Warrants" and "Descriptions of Permissible Investments—Swap Contracts."

Dollar Roll Transactions

Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll," it must establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities of other liquid debt or equity securities equal in value to its obligations with respect to dollar rolls, and accordingly, such dollar rolls are not considered borrowings. See also "Descriptions of Permissible Investments—Mortgage-Backed Securities."

Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Securities

Foreign securities are debt, equity or derivative securities determined by a Fund’s portfolio management team to be foreign based on an issuer’s domicile, its principal place of business, the source of its revenue or other factors.

Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency; or when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). The Fund’s custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

Key Considerations and Risks: Foreign securities generally pose risks above those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund’s share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments—Futures and Options."

SPECIAL RISKS REGARDING EUROPE and the EURO: On January 1, 1999, eleven of the fifteen member countries of the European Union fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union. At that time each member’s currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its broader use in the retail sector will follow the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank. While economic and monetary convergence in the European Union may offer new opportunities for those investing in the region, investors should be aware that the success and future prospects of the union cannot be predicted with certainty. Europe must grapple with a number of challenges, any one of which could threaten the success and prospects of this monumental undertaking. For example, eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The continent’s economies are diverse, its governments are decentralized, and its cultures differ widely. In addition, one or more member countries might exit the union, placing the currency and banking system in jeopardy.

For those Funds that invest in euro-denominated securities (including currency contracts) there is the additional risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the Union. This has been true of late, when the exchange rates of the euro versus many of the world’s major currencies steadily declined. As of November 2001, the euro is trading near an all time low against the U.S. dollar. In this environment, U.S. and other foreign investors may experience erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Futures and Options

Futures and options contracts are derivative instruments that the Funds may utilize for a variety of reasons including, for hedging purposes, risk reduction, securities exposure, to enhance a Fund’s return, to enhance a Fund’s liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments—Derivatives."

Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Assets committed by a Fund to a futures contract will be segregated to the extent required by law. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimum’s. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund’s portfolio.

The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks.

A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange, and the Philadelphia Stock Exchange. A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund’s basis in the underlying instrument will be reduced by the net premium received when the option was written.

With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

The successful use by the Funds of futures and options on stock indexes will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.

Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will maintain or "segregate" assets with their Custodians to cover transactions in which the Funds write or sell options. Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover option obligations could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Guaranteed Investment Contracts

Guaranteed investment contracts, investment contracts or funding agreements ("GICs") are short-term money market instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts.

Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days’ notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

High Yield/Lower-Rated Debt Securities

A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments—Corporate Debt Securities" and "Descriptions of Permissible Investments—Municipal Securities."

The Funds may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible Investments—Convertible Securities."

Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments—Foreign Securities."

Linked Securities and Structured Products

Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible Investments—Derivatives."

Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments—Other Investment Companies."

SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

Key Considerations and Risks: Like all derivatives, a Fund’s investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments—Foreign Securities."

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments—Private Placement Securities and Other Restricted Securities."

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits. What these instruments have in common are low risk and liquidity.

Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

See "Descriptions of Permissible Investments—Bank Obligations," "Descriptions of Permissible Investments—Corporate Debt Securities," "Descriptions of Permissible Investments—Guaranteed Investment Contracts," "Descriptions of Permissible Investments—Repurchase agreements" and "Descriptions of Permissible Investments—U.S. Government Obligations."

Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support the instrument.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments—Pass-Through Securities."

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low-, medium- and middle-income home buyers. FNMA is a congressionally chartered, company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

Municipal Securities

Municipal Bonds – Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal Notes – Municipal notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

Municipal Leases – Municipal securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation is ordinarily backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

For a detailed discussion of the economic conditions, relevant legal matters and key risks associated with investments in each of California, Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas and Virginia, see "Appendix C" to the SAI.

Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, are a separate "issuer." An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of a Funds versus the greater relative safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of a state’s issues with those of more diversified portfolios, including other states’ issues, before making an investment decision.

In addition, from time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Moreover, with respect to municipal securities issued by California, Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, the Adviser cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities generally, or California, Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia municipal securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Other Investment Companies

In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations—Exemptive Orders."

The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

Each Fund has obtained permission from the SEC (via an exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund’s advisory contract.

Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BA Advisors and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the second paragraph (above) of this section. Although this relief is generally relied upon by the Non-Money Market Funds, the Government Money Market Fund may invest up to five percent of its assets in Government Reserves. To the extent that Government Money Market Fund invests in Government Reserves, BA Advisors has agreed to waive its advisory fee with respect to those assets of Government Money Market Fund that are invested in Government Reserves

Key Considerations and Risks: There are certain advantages for a Fund to be able invest in shares of other investment companies; for example, it may allow a Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares he holds directly, but also on the mutual fund shares that his Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

Feeder Funds and Master Portfolios – The 1940 Act also permits, under certain conditions, a Fund to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, which is described above, the Feeder Funds (which are identified on p. 2 of this SAI) invest all of their assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks. The Master Portfolios are separate series of NMIT, which is organized as a business trust under the laws of Delaware, and is itself a registered investment company in the Nations Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with the Master Portfolios, may invest in the Master Portfolios from time to time. Accordingly, there may also be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund, and which may therefore have different performance results than the Feeder Fund.

The primary advantages of such a structure are expected economies of scale—that is to say, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to a Feeder Fund alone, as well as to, over time, enjoy other benefits associated with achieving economies of scale.

However, there are certain considerations and risks that are inherent in the master/feeder structure. For example, each Feeder Fund is potentially liable for certain legal obligations of the Master Portfolio in which it invests. The risk of the Feeder Fund’s incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Companies’ Boards believe that neither a Feeder Fund nor its shareholders should be adversely affected by reason of the Feeder Fund’s investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund’s shareholders). This could lead a Feeder Fund to decide to withdraw its investment in the Master Portfolio. A Feeder Fund also may withdraw its investment in a Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund’s assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and their corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses.

When a Feeder Fund is required to vote as an interest holder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either pass-through the vote to its shareholders or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

Pass Through Securities (Participation Interests and Company Receipts)

A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Preferred Stock

Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

Key Considerations and Risks: See Key Considerations and Risks under "Descriptions of Permissible Investments—Common Stock" and "Descriptions of Permissible Investments—Convertible Securities," many of which are applicable to a preferred stock investment.

Private Placement Securities and Other Restricted Securities

Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

REITs and Master Limited Partnerships

A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for preferential treatment under the Code.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties, and the issuer’s management skill. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Repurchase Agreements

A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments—Money Market Instruments."

Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risks, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller’s cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund. At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements.

Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds’ asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Securities Lending

For various reasons, including to enhance a Fund’s return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund’s total assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

The Money Market Funds do not engage in securities lending.

Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risks, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Short Sales

Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

A Fund will sometimes make short sales of securities when the Fund owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

Key Considerations and Risks: The successful use by the Funds of short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may be not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

Selling securities "against the box" entails many of the same risks and considerations described above. However, when a Fund sells short "against the box" it typically limits the amount of securities that the Fund has leveraged.

Stripped Securities

Stripped securities are derivatives. See generally "Descriptions of Permissible Investments—Derivatives." They are securities where an instrument’s coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. Because stripped securities are typically products of brokerage houses and the U.S. Government, they are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities , or SMBS, are also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments—Zero-coupon Securities."

The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by a Company’s Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s per share net asset value.

Swap Contracts

Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments—Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names and include interest rate, index, credit, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap contracts will be successful in furthering its investment objective will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

The Adviser does not believe that a Fund’s obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

U.S. Government Obligations

U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, or by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for the Government Money Market Fund or Treasury Reserves, comprise almost all of their portfolios.

Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Variable- and Floating-Rate Instruments

These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

Warrants and Rights

A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

When-Issued Purchases, Delayed Delivery and Forward Commitments

A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those where the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. When a Fund engages in these transactions, its Custodian will segregate liquid assets equal to the amount of the commitment.

A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund’s shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund’s Custodian will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund’s when-issued commitments. To the extent that liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund’s delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund’s total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

Zero-Coupon, Pay-In-Kind and Step-Coupon Securities

A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is tax-exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exists; they work on the same principle as zero-coupon bonds—the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments—Stripped Securities."

Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

Other Considerations

Temporary Defensive Purposes

Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

When a Fund engages in such strategies, it may not achieve its investment objective.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For each Fund’s portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund.

The portfolio turnover rate for certain Funds this year was significantly higher than in past years. The portfolio turnover rates for the Aggressive Growth Fund, Capital Growth Fund, Equity Income Fund, Managed Index Fund, Value Fund and Convertible Securities Fund were higher this year due to the prolonged market correction, generally volatile economy and changing market environment, which forced the Adviser to reposition Fund holdings. In addition, the Aggressive Growth Fund changed to an aggressive growth style on April 1, 2000 from the generally more conservative disciplined equity style, which also resulted in the Adviser repositioning the Fund’s holdings. The portfolio turnover rates for the Bond Fund and Strategic Income Fund were reflected as higher this year than in years past due to the fact that dollar roll transactions are now considered by those Funds as "positions held" rather than financing transactions. In addition, the fact that the Bond Fund and Strategic Income Fund now invest a portion of their assets in the High Yield Portfolio and International Bond Portfolio (as described in the Funds’ prospectuses) has resulted in the Adviser having to reposition Fund holdings. The portfolio turnover rate for the Emerging Markets Fund was higher this year than in years past to due increased volatility across markets both in terms of country and sector performance.

Concentrating in the Financial Services Industry

The Financial Services Fund concentrates its investments in companies that are part of the financial services industry. These companies may include, among others, banks, brokerage firms, investment banking firms, investment advisers, securities underwriters and insurance companies. Investing in issuers of stock or debt in this industry is subject to additional risk.

Some of these companies are subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, significant competition and the risks inherent in securities trading and underwriting activities. In addition, the recently enacted Gramm-Leach-Bliely Act, which generally has modernized financial services law, has and may continue to lead to industry-wide changes in the way that banks, broker/dealers, insurance companies and other financial services companies are organized and do business. General economic conditions may also affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties also have a potentially adverse effect on companies in this industry.

Insurance companies are particularly subject to government regulation and rate setting, potential tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also tend to be affected by weather and other catastrophes. Life and health insurance companies tend to be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios and failures of reinsurance carriers.

MANAGEMENT OF THE COMPANIES

The business and affairs of the Companies are managed under the direction of their respective Boards. The Boards are generally responsible for the overall management and supervision of the business and affairs of the Companies and their Funds, which includes formulating policies for the Funds, approving major service provider contracts (including investment advisory agreements) and authorizing Company officers to carry out the actions of the Boards. A majority of the Board Members of each Company are not affiliated with the Adviser or otherwise "interested persons" of the Companies or the Adviser as defined in the 1940 Act; these Board Members are referred to as Independent Board Members. Although all Board Members are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Companies, the Independent Board Members have particular responsibilities for assuring that the Fund is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

The Boards, including certain of their Committees described below, meet at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Funds. At least annually, the Boards review, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Fund shares.

The Board Members and Principal Officers

The Board Members and principal officers of the Companies are listed below together with information on their positions with the Companies, age, address, principal occupation during the past five years and other principal business affiliations. Those Board Members who are not Independent Board Members are indicated by an asterisk "*".

Name, Age and Address	Position with the Companies	Principal Occupations During Past 5 Years and Current Directorships
Edmund L. Benson, III Age: 64 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Board Member	Director, President and Treasurer, Saunders & Benson, Inc. (insurance); Director, Insurance Managers Inc. (insurance); Director, Insurance Managers, Inc. (insurance); Board Member, Nations Funds Family (7 registered investment companies); and Director, Nations Fund Portfolios, Inc. through August 1999.

William P. Carmichael Age: 57 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Board Member	Director, Pacific Horizon Funds, Inc. (investment company) through May 2000; Trustee, Time Horizon Funds (investment company) through February 1999; Trustee, Pacific Innovations Trust (investment company) from January 1997 to February 1999; Director, The Hain Food Group, Inc. (specialty food products distributor) through December 1998; Director, Cobra Electronics Corporation (electronic equipment manufacturer); Director, Opta Food Ingredients, Inc. (food ingredients manufacturer); Director, Golden Rule Insurance Company; and Board Member, Nations Funds Family (5 registered investment companies).

James Ermer Age: 59 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Board Member	Executive Vice President, Corporate Development and Planning - Land America (title insurance) through present; Senior Vice President, Finance – CSX Corporation (transportation and natural resources) through December 1997; Director, National Mine Service (mining supplies); Director, Lawyers Title Corporation (title insurance); Board Member, Nations Funds Family (7 registered investment companies); and Director, Nations Fund Portfolios, Inc. through August 1999.

William H. Grigg Age: 68 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Board Member	Chairman Emeritus since July 1997, Chairman and Chief Executive Officer through July 1997 – Duke Power Co.; Director, The Shaw Group, Inc.; Director and Vice Chairman, Aegis Insurance Services, Ltd. (a mutual insurance company in Bermuda); Board Member, Nations Funds Family (11 registered investment companies); and Director, Nations Fund Portfolios, Inc. through August 1999.

Thomas F. Keller Age: 69 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Board Member	R.J. Reynolds Industries Professor of Business Administration, Fuqua School of Business, Duke University; Dean, Fuqua School of Business Europe, Duke University; Director, Wendy’s International, Inc. (restaurant operating and franchising); Dean Fuqua School of Business, Duke University, through June 1995; Director, LADD Furniture, Inc. (furniture) through February 2001; Director, American Business Products, Inc. (printing services) through March 2000; Director, Dimon, Inc. (tobacco); Director, Biogen, Inc. (pharmaceutical biotechnology); Trustee, The Mentor Funds, Mentor Institutional Trust and Cash Reserve Trust through December 1999; Board Member, Nations Funds Family (11 registered investment companies); and Director, Nations Fund Portfolios, Inc. through August 1999.

Carl E. Mundy, Jr. Age: 66 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Board Member	Commandant, United States Marine Corps from July 1991 to July 1995; President and CEO, USO through May 2000; Director, Shering-Plough (pharmaceuticals and health care products); Director, General Dynamics Corporation (defense systems); Member, Board of Advisors to the Comptroller General of the United States; Chairman, Board of Trustees, Marine Corps University Foundation; Board Member, Nations Funds Family (7 registered investment companies); and Director, Nations Fund Portfolios, Inc. through August 1999.

Dr. Cornelius J. Pings Age: 72 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Board Member	President, Association of American Universities through June 1998; Director, Farmers Group, Inc. (insurance company); Director, Edelbrock,Inc. through May 2000; Board Member and Chairman, Pacific Horizon Funds, Inc., Master Investment Trust, Series I through 1999; Board Member and Chairman, Pacific Innovations Trust through 2000; Trustee, Time Horizon Funds through 1999; Board Member, Nations Funds Family (7 registered investment companies); and Director, Nations Fund Portfolios, Inc. from May 1999 through August 1999.

James B. Sommers Age: 62 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Board Member	Executive Vice President, NationsBank Corporation through May 1997; Chairman, Central Piedmont Community College Foundation; Chairman, Board of Commissioners, Charlotte/ Mecklenberg Hospital Authority; Trustee, Central Piedmont Community College; Trustee, Mint Museum of Art; Board Member, Nations Funds Family (7 registered investment companies); and Director, Nations Fund Portfolios, Inc. through August 1999.

A. Max Walker Age: 79 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	President and Chairman of the Board	Independent Financial Consultant; Chairman of the Boards, Nations Funds Family (4 registered investment companies); Chairman of the Boards and President, Nations Funds Family (7 registered investment companies); and Chairman of the Board and President, Nations Fund Portfolios, Inc. through August 1999.

Charles B. Walker Age: 62 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Board Member	Director, Ethyl Corporation (chemical manufacturing); Vice Chairman and Chief Financial Officer, Albemarle Corporation (chemical manufacturing); Board Member, Nations Funds Family (7 registered investment companies); and Director, Nations Fund Portfolios, Inc. through August 1999.

Thomas S. Word, Jr.* Age: 63 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Board Member	Partner - McGuireWoods LLP (law firm); Director - Vaughan-Bassett Furniture Company, Inc. (furniture); Board Member, Nations Funds Family (7 registered investment companies); and Director, Nations Fund Portfolios, Inc. through August 1999.

Richard H. Blank, Jr. Age: 44 Stephens Inc. 111 Center Street Little Rock, AR 72201	Secretary and Treasurer	Senior Vice President since 1998, and Vice President from 1994 to 1998 -- Mutual Fund Services, Stephens Inc.; Secretary since September 1993 and Treasurer since November 1998 – Nations Funds Family (7 registered investment companies); and Secretary and Treasurer, Nations Fund Portfolios, Inc. through August 1999.

Board Committees

Each Company has an Audit Committee, Governance Committee and Investment Committee.

The primary responsibilities of each Company’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Company’s independent auditors (including the audit fees charged by auditors); supervise investigations into matters relating to audit matters; review with the independent auditors the results of audits; and address any other matters regarding audits. The members of each Company’s Audit Committee are: Dr. Thomas Keller (Chair), Dr. Cornelius Pings and Charles B. Walker. The Audit Committee members are not "interested" persons (as defined in the 1940 Act).

The primary responsibilities of each Company’s Governance Committee are, as set forth in its charter, to make recommendations to the Boards on issues related to the Independent Board Members and the composition and operation of the Boards, and communicate with management on those issues. The Governance Committees also evaluate and nominate Board Member candidates. The members of each Company’s Governance Committee are: William H. Grigg (Chair), Edmund L. Benson III, William P. Carmichael (advisory capacity only for NFT, NFI and NR) and Carl E. Mundy, Jr. The Governance Committee members are not "interested" persons (as defined in the 1940 Act).

The primary responsibilities of each Company’s Investment Committee are, as set forth in its charter, to assist the Boards in carrying out their oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Boards and the Adviser on investment matters, and by acting on behalf of the Boards, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Boards. In carrying out these general responsibilities the Investment Committees assist the Boards in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committees by the full Boards. The Committees report their activities to the full Boards on a regular basis and are responsible for making such recommendations with respect to the matters described above and other matters as the Committees may deem necessary or appropriate. The members of each Company’s Investment Committee are: James Ermer (Chair), James B. Sommers and Thomas S. Word, Jr.

Board Compensation

Board Members are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis. Effective February 1, 2001, the Board approved new compensation arrangements, as follows:

Board Member	Annual Retainer: $65,000
Board Chairman: Additional 25% of the combined total of the base annual retainer and all meeting fees received as a Board Member.
Terms: Payable in quarterly installments. Payable pro rata for partial calendar year service. Allocated across multiple registrants.
Meeting Fees: $5,000 per meeting for in-person meetings (up to six meetings per calendar year) and $1,000 for telephone meetings. Allocated across multiple registrants convened at meetings.
Audit Committee Member (for Audit Committee Members only)	Chairman: Additional 10% of the combined total of the base annual retainer and all meeting fees received as a Board Member or Audit Committee Member.
Committee Meeting Fees: $1,000 per meeting if not held in connection with a regularly scheduled Board meeting. Allocated across multiple registrants convened at meetings.
Governance Committee Member (for Governance Committee Members only)	Chairman: Additional 10% of the combined total of the base annual retainer and all meeting fees received as a Board Member or Governance Committee Member.
Committee Meeting Fees: $1,000 per meeting if not held in connection with a regularly scheduled Board meeting. Allocated across multiple registrants convened at meetings.
Investment Committee Member (for Investment Committee Members only)	Chairman: Additional 10% of the combined total of the base annual retainer and all meeting fees received as a Board Member or Investment Committee Member.
Committee Meeting Fees: $1,000 per meeting if not held in connection with a regularly scheduled Board meeting. Allocated across multiple registrants convened at meetings.

Prior to February 1, 2001, the Board was compensated as follows:

Board Member	Annual Retainer: $65,000
Board Chairman: Additional 20% of the base annual retainer.
Terms: Payable in quarterly installments. Payable pro rata for partial calendar year service. Allocated across multiple registrants.
Meeting Fees: $5,000 per meeting for in-person meetings (up to six meetings per calendar year) and $1,000 for telephone meetings. Allocated across multiple registrants convened at meetings.
Audit Committee Member	Chairman: Additional 10% of the base retainer as Board Member.
Meeting Fees: $1,000 per meeting if not held within one calendar day before or after regularly scheduled Board meetings. Allocated across multiple registrants convened at meetings.
Nominating Committee Member	Meeting Fees: $1,000 per meeting if not held within one calendar day before or after regularly scheduled Board meetings. Allocated across multiple registrants convened at meetings.

The following Compensation Table provides the compensation paid by the Companies to the Board Members for the year ended March 31, 2001, based on the compensation structures in place during this period.

COMPENSATION TABLE
Name of Person Position (1)	Aggregate Compensation from NFI, NFT, NFST and NR	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement Plan	Total Compensation from NFI, NFT, NFST, NR & Nations Funds Family (2)(3)

Edmund L. Benson, III Board Member	73,446
7,500
			45,000	92,000
William Carmichael Board Member	8,298
1,800
			11,000	26,852
James Ermer Board Member	71,941
8,000
			49,000	90,225
William H. Grigg Board Member	75,126
8,000
			49,000	111,125
Thomas F. Keller Board Member	75,010
8,000

49,000
				112,000
Carl E. Mundy, Jr. Board Member	73,446
7,500

45,000
				92,000
Dr. Cornelius Pings Board Member	73,446
7,500

45,000
				92,000
James P. Sommers Board Member	74,237
7,500

45,000
				93,000
A. Max Walker Chairman of the Board	85,413
9,200

56,000
				128,063
Charles B. Walker Board Member	69,396
7,500

45,000
				87,000
Thomas S. Word Board Member	74,237
7,500

45,000
				93,000

1 All Board Members receive reasonable reimbursements for expenses related to their attendance at meetings of the Boards. Except to the extent that A. Max Walker, as Chairman of the Board of each Company, can be deemed to be an officer of such Company, no officers of the Companies receive direct remuneration from the Companies for serving in such capacities.

2  Messrs. Grigg, Keller and A.M. Walker receive compensation from eleven investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 22 of Rule 14a-101 under the 1934 Act. Messrs. Benson, Ermer, C. Walker, Sommers, Mundy and Word receive compensation from seven investment companies deemed to be part of the Nations Funds complex. Mr. Carmichael receives compensation from four investment companies deemed to be part of the Nations Funds complex.

3  Total compensation amounts include deferred compensation payable to or accrued for the following Board Members: Edmund L. Benson, III $44,302; James Ermer $86,898; William H. Grigg $90,649; Thomas F. Keller $91,343; and Thomas S. Word $89,567.

Nations Funds Retirement Plan

Under the terms of the Nations Funds Family Retirement Plan for Eligible Board Members (the "Retirement Plan"), each Board Member may be entitled to certain benefits upon retirement from the Boards. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible Board Member has attained age 65 and has completed at least five years of continuous service with one or more of the Companies. If a Board Member retires before reaching age 65, no benefits are payable. Each eligible Board Member is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate Board Member’s fees payable by the Funds during the calendar year in which the Board Member’s retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible Board Member in quarterly installments for a period of no more than five years. If an eligible Board Member dies after attaining age 65, the Board Member’s surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the Board Member if he had not died. The Retirement Plan is unfunded. The benefits owed to each Board Member are unsecured and subject to the general creditors of the Funds.

Nations Funds Deferred Compensation Plan

Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Board Members (the "Deferred Compensation Plan"), each Board Member may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Board Member for that calendar year. An application was submitted to and approved by the SEC to permit deferring Board Members to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring Board Members’ retirement benefits commence under the Retirement Plan. The Boards, in their sole discretion, may accelerate or extend such payments after a Board Member’s termination of service. If a deferring Board Member dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Board Member’s death. If a deferring Board Member dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Board Member. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Board Members have the status of unsecured creditors of the Companies from which they are deferring compensation.

Codes of Ethics

Each Company, each Adviser and Stephens have adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which among other things provides that the Boards must review each Code of Ethics at least annually.

The Codes of Ethics, among other things, prohibit each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of a Company, (ii) any employee of a Company (or any company in a control relationship with a Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by a Company, and (iii) any natural person in a control relationship with a Company who obtains information concerning recommendations made to a Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to a Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require that a Company’s access persons, other than its "disinterested" Board Members, submit reports to a Company’s designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Companies, Advisers and Stephens are on public file with, and are available from, the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July 1, 2001, Bank of America, N.A., One Bank of America Plaza, Charlotte, NC 28255, a wholly-owned subsidiary of Bank of America Corporation, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Funds, shown below, in that it is deemed to beneficially own greater than 25% of the outstanding shares of a Fund by virtue of its fiduciary or trust roles.

As of July 1, 2001, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by a Company to own beneficially 5% or more of any class of a Fund’s outstanding shares) is:
Fund/Class	Ownership Type	Address	Amount of Shares Owned	% of Class	% of Fund
KANSAS INCOME FUND INVESTOR A	R	GTRUST PO BOX 2127 TOPEKA KS 66601-2127	15,521.98	5.06	0.15
KANSAS INCOME FUND INVESTOR A	R	NFSC FEBO # W52-044652 DOUGLAS J TERNES 12011 HICKORY LANE WICHITA KS 67235	178,550.38	58.29	1.73
KANSAS INCOME FUND INVESTOR A	R	NFSC FEBO # W52-003573 V KATHERYN & JIM F COPELAND TTEE V KATHERYN COPELAND REV TR/UA 11 1400 N WOODLAWN APT 6C WICHITA KS 67208	24,799.02	8.09	0.24
KANSAS INCOME FUND INVESTOR A	R	JARNAT C/O FIRST NATIONAL BANK PO BOX 545 WINFIELD KS 67156	30,343.50	9.90	0.29
KANSAS INCOME FUND INVESTOR B	R	NFSC FEBO # W52-037605 ARLENE E BEHRING 1440 N GATEWOOD #27 WICHITA KS 67206	25,570.36	99.99	0.25
KANSAS INCOME FUND INVESTOR C	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.001	100.00	0.00
KANSAS INCOME FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	9,997,410.52	99.99	96.79
LIFEGOAL BALANCED GROWTH PORTFOLIO INVESTOR A	B	STATE STREET BANK & TRUST CO TTEE FBO COASTGEAR & COMPANY ATTN: KEVIN SMITH 105 ROSEMONT AVE WESTWOOD MA 02090	159,702.514	28.15	1.29
LIFEGOAL BALANCED GROWTH PORTFOLIO INVESTOR C	B	STATE STREET BANK & TRUST CO TTEE FBO COASTGEAR & COMPANY ATTN: KEVIN SMITH 105 ROSEMONT AVE WESTWOOD MA 02090	111,575.222	47.99	1.29
LIFEGOAL BALANCED GROWTH PORTFOLIO PRIMARY A	B	BANK OF AMERICA NA TTEE NB 401K PLAN U/A DTD 01/01/1983 P O BOX 2518/TX4-213-06-14 HOUSTON TX 77252-2518	18,339,847.39	99.94	87.50
LIFEGOAL BALANCED GROWTH PORTFOLIO PRIMARY B	R	BNY CUST ROLLOVER IRA FBO MICHAEL CARDELINO 1712 FLATWOOD DRIVE FLOWER MOUND TX 75028	27,371.69	85.35	0.13
LIFEGOAL BALANCED GROWTH PORTFOLIO PRIMARY B	R	BNY CUST SEP IRA FBO RONALD E ROSS 4004 NEW TOWN RD WAXHAW NC 28173-9759	4,688.89	14.62	0.02
LIFEGOAL GROWTH PORTFOLIO INVESTOR C	B	STATE STREET BANK & TRUST CO TTEE FBO COASTGEAR & COMPANY ATTN: KEVIN SMITH 105 ROSEMONT AVE WESTWOOD MA 02090	82,352.99	30.93	0.84
LIFEGOAL GROWTH PORTFOLIO PRIMARY A	B	BANK OF AMERICA NA TTEE NB 401K PLAN U/A DTD 01/01/1983 P O BOX 2518/TX4-213-06-14 HOUSTON TX 77252-2518	6,300,428.50	98.37	63.96
LIFEGOAL GROWTH PORTFOLIO PRIMARY B	R	BNY CUST IRA FBO FRANK W TIMPA PO BOX 612 FORT MYERS FL 33902-0000	698.28	99.79	0.01
LIFEGOAL INCOME & GROWTH PORTFOLIO INVESTOR A	R	BNY CUST FBO MARSHA L BREWER SEP IRA PLAN 9907 FLOYD ST OVERLAND PARK KS 66212	10,783.42	5.66	0.37
LIFEGOAL INCOME & GROWTH PORTFOLIO INVESTOR A	B	DIVERSIFIED INVESTMENT ADVISORS ATTN: BHEESHAM PERSAUD MAIL DROP 2-52 4 MANHATTANVILLE ROAD PURCHASE NY 10577-2119	12,804.16	6.72	0.44
LIFEGOAL INCOME & GROWTH PORTFOLIO INVESTOR A	B	STATE STREET BANK & TRUST CO TTEE FBO COASTGEAR & COMPANY ATTN: KEVIN SMITH 105 ROSEMONT AVE WESTWOOD MA 02090	45,681.17	23.98	10.73
LIFEGOAL INCOME & GROWTH PORTFOLIO INVESTOR C	B	STATE STREET BANK & TRUST CO TTEE FBO COASTGEAR & COMPANY ATTN: KEVIN SMITH 105 ROSEMONT AVE WESTWOOD MA 02090	73,924.96	59.54	10.73
LIFEGOAL INCOME & GROWTH PORTFOLIO INVESTOR C	B	DONALD R ATKINS AND DAVID R MORGAN TTEES LYNDON STEEL 401K PROFIT SHARING PL 1947 UNION CROSS ROAD WINSTON-SALEM NC 27107	8,333.48	6.71	0.28
LIFEGOAL INCOME & GROWTH PORTFOLIO PRIMARY A	B	BANK OF AMERICA NA TTEE NB 401K PLAN U/A DTD 01/01/1983 P O BOX 2518/TX4-213-06-14 HOUSTON TX 77252-2518	1,882,576.11	99.73	64.23
LIFEGOAL INCOME & GROWTH PORTFOLIO PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.23	100.00	0.00
AGGRESSIVE GROWTH FUND INVESTOR C	R	BNY CUST ROLLOVER IRA FBO BRIAN W LUGER 7905 SAGAMORE RD LEAWOOD KS 66206	3,232.41	5.77	0.02
AGGRESSIVE GROWTH FUND INVESTOR C	R	WACHOVIA SECURITIES, INC. FBO 564-89769-17 P.O. BOX 1220 CHARLOTTE, NC 28201-1220	3,524.24	6.30	0.02
AGGRESSIVE GROWTH FUND INVESTOR C	R	BNY CUST SEP IRA FBO DAVID M STOUT 202 HUDSON LN JACKSONVILLE NC 28540	3,527.42	6.30	0.02
AGGRESSIVE GROWTH FUND INVESTOR C	R	NFSC FEBO # W19-659355 FALCON FOOD SVC CO INC ATT J B KRAFT PRESIDENT 12753 PINEACRE LANE WEST PALM BCH, FL 33414	3,581.75	6.40	0.03
AGGRESSIVE GROWTH FUND INVESTOR C	B	JAMES HIGHTOWER ART HIGHTOWER AND WILLIAM HIGHTOWER TTEES FBO HIGHTOWER CONSTRUCTION CO INC 401K PROFIT SHARING PLAN P O BOX 1369 GOOSE CREEK SC 29445	3,925.66	7.01	0.03
AGGRESSIVE GROWTH FUND INVESTOR C	B	SUMMERVILLE PEDIATRICS PA PROFIT SHARING PLAN 312 MIDLAND PARKWAY SUMMERVILLE SC 29485-8114	9,946.31	17.78	0.07
AGGRESSIVE GROWTH FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	10,569,877.30	99.78	74.28
ASSET ALLOCATION FUND INVESTOR A	B	SEAFIRST BANK FBO RETIREMENT SVCS PO BOX 84248 SEATTLE WA 98124-5548	7,998,490.28	66.78	37.57
ASSET ALLOCATION FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	17,190.23	8.02	0.08
ASSET ALLOCATION FUND INVESTOR C	B	STATE STREET BANK & TRUST CO TTEE FBO COASTGEAR & COMPANY ATTN: KEVIN SMITH 105 ROSEMONT AVE WESTWOOD MA 02090	99,360.89	46.36	0.47
ASSET ALLOCATION FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	2,106,289.28	98.25	9.89
ASSET ALLOCATION FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.73	100.00	0.00
BLUE CHIP FUND INVESTOR A	B	SEAFIRST BANK FBO RETIREMENT SVCS PO BOX 84248 SEATTLE WA 98124-5548	12,132,985.25	54.46	43.21
BLUE CHIP FUND INVESTOR C	B	STATE STREET BANK & TRUST CO TTEE FBO COASTGEAR & COMPANY ATTN: KEVIN SMITH 105 ROSEMONT AVE WESTWOOD MA 02090	515,299.93	73.93	1.83
BLUE CHIP FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	1,876,735.53	88.79	6.68
BLUE CHIP FUND PRIMARY A	B	NATIONS LIFEGOAL PORTFOLIOS INC LIFEGOAL INCOME & GROWTH PORTFOLIO ATTN BRIAN SMITH NC1-002-33-31 101 SOUTH TRYON ST CHARLOTTE NC 28255	109,033.55	5.15	0.39
BLUE CHIP FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	0.70	100.00	0.00
BOND FUND INVESTOR A	B	COBATCO C/O SYNOVUS TRUST CO OPERATIONS 1148 BROADWAY COLUMBUS GA 31901	1,793,991.93	36.31	0.72
BOND FUND INVESTOR B	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	59,434.10	6.17	0.03
BOND FUND INVESTOR C	R	BNY CUST IRA FBO JAMES A BLANCHARD 9 LAS BRISAS AUSTIN TX 78746	10,707.13	6.90	0.00
BOND FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	19,546.35	12.60	0.03
BOND FUND INVESTOR C	B	SUMMERVILLE PEDIATRICS PA PROFIT SHARING PLAN 312 MIDLAND PARKWAY SUMMERVILLE SC 29485-8114	21,535.89	13.89	0.01
BOND FUND INVESTOR C	R	NFSC FEBO # W80-059390 HELEN E SOLBERG TTEE HELEN ELIZABETH SOLBERG TRUST U/A 11/4/96 183 3RD AVE #509 CHULA VISTA CA 91910	8,370.12	5.39	0.00
BOND FUND INVESTOR C	R	CARVER DEVELOPMENT BOARD ENDOWMENT FUND 226 N HACKBERRY ST SAN ANTONIO TX 78202	9,052.57	5.83	0.00
BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	223,017,281.22	92.03	89.79
BOND FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.05	100.00	0.00
CALIFORNIA BOND FUND INVESTOR B	R	NFSC FEBO # W73-620181 HAZEL A NELSON TTEE OF THE NELSON FAMILY TRUST U/A 7/28/92 P O BOX 1457 WHITTIER CA 90609	42,389.69	5.04	0.16
CALIFORNIA BOND FUND INVESTOR B	R	BANC OF AMERICA INVESTMENT SERVICES FBO 390139091 185 BERRY ST. 3RD FLOOR #12640 SAN FRANCISCO CA 94107	42,912.46	5.10	0.16
CALIFORNIA BOND FUND INVESTOR B	R	NFSC FEBO # W79-686131 ESHAGH ESHAGHADEH 631 S OLIVE ST #555 & 565 LOS ANGELES CA 90014	54,042.90	6.42	0.20
CALIFORNIA BOND FUND INVESTOR C	R	NFSC FEBO # W80-075507 JOSE L MAZON NORMA MAZON 1293 GAYWOOD ST SAN DIEGO CA 92154	27,566.32	9.73	0.10
CALIFORNIA BOND FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	31,752.16	11.21	0.12
CALIFORNIA BOND FUND INVESTOR C	R	NFSC FEBO # W75-610682 DENNIS REN YEON WONG 1262 TAINAN PL SAN JOSE CA 95131	33,899.28	11.97	0.13
CALIFORNIA BOND FUND INVESTOR C	R	BANC OF AMERICA INVESTMENT SERVICES FBO 370510421 PO BOX 3701 INVESTMENT OPERATIONS WA1-501-31-10 SEATTLE WA 981243701 SEATTLE WA 981243701	34,435.90	12.16	0.13
CALIFORNIA BOND FUND INVESTOR C	R	BANC OF AMERICA INVESTMENT SERVICES FBO 330109681 PO BOX 3701 INVESTMENT OPERATIONS WA1-501-31-10 SEATTLE WA 981243701	37,128.02	13.11	0.14
CALIFORNIA BOND FUND INVESTOR C	R	NFSC FEBO # W75-043389 CHEUK WONG LEE 19TH FL 78-B MEI FOO SUN CHUEN KOWLOON HONGKONG CHINA, PEOPLES REPUBLIC	41,235.06	14.56	0.15
CALIFORNIA BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	5,913,084.23	99.99	22.06
CALIFORNIA RESERVES INVESTOR B	R	NFSC FEBO # W80-004251 DUKEE KWON 22545 SKYLINE DR. YORBA LINDA CA 92887	1.21	10.79	0.00
CALIFORNIA RESERVES INVESTOR B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	10.00	89.20	0.00
CALIFORNIA RESERVES INVESTOR C	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	10.00	100.00	0.00
CALIFORNIA RESERVES ADVISER	R	LEWCO SECURITIES 00034 EXCHANGE PLACE PLAZA 2 JERSEY CITY NJ 07311-3988	18,936,586.76	5.44	1.12
CALIFORNIA RESERVES ADVISER	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	281,752,936.24	81.01	42.95
CALIFORNIA RESERVES CAPITAL	R	AMERICAN INDUSTRIAL PARTNERS ONE MARITIME PLAZA #2525 SAN FRANCISCO CA 94111	1,500,108.62	87.65	0.09
CALIFORNIA RESERVES CAPITAL	R	INTEGRAL CAPITAL MGMT III LP ATTN SUSAN BIGLIERI 2750 SAND HILL ROAD MENLO PARK CA 94025	211,326.88	12.34	0.01
CALIFORNIA RESERVES DAILY	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	212,811,648.37	27.29	42.95
CALIFORNIA RESERVES INSTITUTIONAL	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	10.00	100.00	0.00
CALIFORNIA RESERVES DAILY	B	BA INVESTMENT SERVICES INC FOR THE BENEFIT OF CUSTOMERS UNIT 17852 ATTN H DAVID JONES 3RD PO BOX 7042 SAN FRANCISCO CA 94120	566,043,195.65	72.59	33.39
CALIFORNIA RESERVES INVESTOR	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	233,547,637.90	97.38	42.95
CALIFORNIA RESERVES LIQUIDITY	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	25.08	100.00	0.00
CALIFORNIA RESERVES MARKET	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	25.08	100.00	0.00
CALIFORNIA RESERVES SERVICES	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	25.08	100.00	0.00
CALIFORNIA RESERVES TRUST	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	323,523,871.79	99.12	19.08
NAIONS CAPITAL GROWTH FUND INVESTOR A	B	MERCANTILE SAFE DEP & TRUST CO TTEE CASE COMMUNICATIONS DEFINED BENEFIT PLAN A/C# 3400306 U/A DTD 05/28/1984 766 OLD HAMMONDS FERRY RD LINTHICUM MD 21090	244,480.40	6.06	0.36
CAPITAL GROWTH FUND INVESTOR C	R	NFSC FEBO # W13-653160 NFSC/FMTC IRA ROLLOVER FBO HERBERT HALPERIN 6905 NEVIS RD BETHESDA MD 20817	21,916.90	5.06	0.03
CAPITAL GROWTH FUND INVESTOR C	R	NFSC FEBO # W16-719625 NFSC/FMTC IRA FBO JAMES A HULLENDER 211 BLUEBIRD RD LAKE LURE NC 28746	27,376.81	6.33	0.04
CAPITAL GROWTH FUND INVESTOR C	B	E LARRY FONTS TTEE FBO CENTRAL DALLAS ASSOCIATION PROFIT SHARING PLAN 1201 ELM STREET SUITE 5310 DALLAS TX 75270	28,799.34	6.66	0.04
CAPITAL GROWTH FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	57,229,894.53	98.13	83.36
CAPITAL GROWTH FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.66	100.00	0.00
CASH RESERVES ADVISER	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	733,113,941.31	10.87	16.55
CASH RESERVES ADVISER	R	SECURITY PACIFIC CASH MANAGEMENT C/O BOFA-GPO M/C CA4-706-04-13 ATTN REGINA OLSEN--4TH FLOOR 1850 GATEWAY BLVD # 5533 CONCORD CA 94520-3275	908,867,600.00	13.48	1.65
CASH RESERVES ADVISER	B	NATIONSBANK OF TEXAS NA AGENT FBO GLOBAL FINANCE SWEEP CUSTOMERS ATTN: STEVEN EDWARDS 1201 MAIN ST TX1-609-21-04 DALLAS TX 75202	910,664,860.75	13.51	1.66
CASH RESERVES INVESTOR B	R	NFSC FEBO # W17-692956 L-J INC #1 BANK OF AMERICA COLLATERAL LN ATT TRIPP WHITENER SC3240-03-05 NATIONSBANK PO BOX 448 COLUMBIA SC 29202	1,617,644.23	5.44	0.00
CASH RESERVES INVESTOR C	R	LEGG MASON WOOD WALKER INC. 309-70465-14 PO BOX 1476 BALTIMORE, MD 21202	121,229.22	9.34	0.00
CASH RESERVES INVESTOR C	R	NFSC FEBO # W52-048305 CATHERINE R BECK RICHARD BECK 3214 W 101 STREET LEAWOOD KS 66206	200,000.000	15.40	0.00
CASH RESERVES INVESTOR C	B	RITCHEY M MARBURY III TTEE MARBURY ENGINEERING CO PROFIT SHARING PLAN 2334 LAKE PARK DR ALBANY GA 31707	81,863.75	6.30	0.00
CASH RESERVES INVESTOR C	R	NFSC FEBO # W77-642860 TIMOTHY B ELL VERA ELL ELL-JACOBS TINA ELL-JACOBS 1915 NE BRYANT ST PORTLAND OR 97211	83,924.36	6.46	0.00
CASH RESERVES CAPITAL	B	BANC OF AMERICA LLC ATTN MUTUAL FUNDS 600 MONTGOMERY ST SAN FRANCISCO CA 94111	1,278,747,769.89	6.43	2.32
CASH RESERVES CAPITAL	B	THE BANK OF NEW YORK AS AGENT FOR ITS SECURITIES LENDING CUSTOMERS 101 BARCLAY ST NEW YORK NY 10286	1,632,500,000.00	8.21	2.97
CASH RESERVES CAPITAL	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	2,091,832,562.55	10.52	3.80
CASH RESERVES DAILY	B	BA INVESTMENT SERVICES INC FOR THE BENEFIT OF CUSTOMERS UNIT 17852 ATTN H DAVID JONES 3RD PO BOX 7042 SAN FRANCISCO CA 94120	4,757,174,680.90	32.87	8.65
CASH RESERVES DAILY	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	7,383,082,168.96	51.02	16.55
CASH RESERVES INSTITUTIONAL	B	BANK OF AMERICA-SHORT TERM ASSET MANAGEMENT 231 S LASALLE ST IL1-231-04-02 CHICAGO IL 60697	330,434,000.00	30.83	0.60
CASH RESERVES INSTITUTIONAL	R	HARE & CO, BANK OF NEW YORK ATTN STIF/MASTER NOTE ONE WALL STREET 2ND FL NEW YORK NY 10286	96,981,286.07	9.05	0.63
CASH RESERVES INVESTOR	R	SILICON VALLEY BANK ATTN: BRIAN ARAKI 3003 TASMAN DRIVE MSHG 110 SANTA CLARA CA 95054	4,739,787,773.47	77.39	8.62
CASH RESERVES INVESTOR	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	989,075,757.36	16.15	16.55
CASH RESERVES SERVICES	R	NATIONSBANK SWP DISBURSEMENT NC NATIONSBANK SWEEP/AUTOBORROW FIRST CITIZENS BLDG 128 S TRYON ST NC1-006-08-03 CHARLOTTE NC 28255	458,500,000.00	44.70	0.83
CASH RESERVES TRUST	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	1,948,310,066.93	88.51	3.54
CASH RESERVES TRUST	R	HARE & CO, BANK OF NEW YORK ATTN STIF/MASTER NOTE ONE WALL STREET 2ND FL NEW YORK NY 10286	248,594,152.77	11.29	0.63
CASH RESERVES MARKET	R	NATIONSBANK SWP DISBURSEMENT NC NATIONSBANK SWEEP/AUTOBORROW FIRST CITIZENS BLDG 128 S TRYON ST NC1-006-08-03 CHARLOTTE NC 28255	3,442,000,000.00	99.12	6.26
CLASSIC VALUE FUND INVESTOR A	R	NFSC FEBO # W26-034444 JOE L ARNOLD PO BOX 1300 BRISTOL VA 24203	24,608.65	6.77	0.50
CLASSIC VALUE FUND INVESTOR A	B	NFSC FEBO # W26-774561 PROFIT SHARING PLAN P/ADM GENERAL ASSURANCE OF AMERICA I DTD 06/18/73 PO BOX 9469 RICHMOND VA 23228	36,617.24	10.07	0.74
CLASSIC VALUE FUND INVESTOR A	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	55,075.71	15.15	3.40
CLASSIC VALUE FUND INVESTOR A	B	MERCANTILE SAFE DEPST & TRUST TTEE FBO CARTERET GENERAL HOSP MPPP TRST U/A DATED 10/08/98 766 OLD HAMMONDS FERRY RD LINTHICUM MD 21090	57,105.26	15.71	1.15
CLASSIC VALUE FUND INVESTOR B	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	43,490.08	7.63	3.40
CLASSIC VALUE FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	69,475.42	6.08	3.40
CLASSIC VALUE FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	2,774,311.78	96.50	56.06
CONVERTIBLE SECURITIES FUND INVESTOR B	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	312,418.46	7.18	1.61
CONVERTIBLE SECURITIES FUND INVESTOR C	B	STATE STREET BANK & TRUST CO TTEE FBO COASTGEAR & COMPANY ATTN: KEVIN SMITH 105 ROSEMONT AVE WESTWOOD MA 02090	128,970.19	14.81	0.41
CONVERTIBLE SECURITIES FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	195,006.33	22.39	1.61
CONVERTIBLE SECURITIES FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	5,722,183.67	88.93	18.17
CONVERTIBLE SECURITIES FUND PRIMARY A	R	BANC OF AMERICA SECURITIES LLC 131-00002-19 CA5-801-07-13 600 MONTGOMERY STREET SAN FRANCISCO CA 94111	619,077.81	9.62	1.97
EMERGING MARKETS FUND INVESTOR A	B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	123,729.81	22.16	3.24
EMERGING MARKETS FUND INVESTOR A	B	CENTRAL TX COLLEGE EMP PP&TR DTD 8/ PEN PLAN ADMIN / TTEES: HIDY/LIBERT YOUNG/WAITE/AITKEN/ERSKINE MOR-NATIONS EMERGING-EQUITY PO BOX 1800 KILLEEN TX 765401800	230,860.62	41.36	6.05
EMERGING MARKETS FUND INVESTOR A	B	CENTRAL TX EMPL SUPPL P&TR DTD 8/24 PEN PLAN ADMIN / TTEES: HIDY/LIBERT YOUNG/WAITE/AITKEN/ERSKINE MOR-NATIONS EMERGING - EQUITY PO BOX 1800 KILLEEN TX 765401800	32,621.61	5.84	0.86
EMERGING MARKETS FUND INVESTOR C	R	CIBC WORLD MARKETS CORP. FBO 020-63009-15 P.O. BOX 3484 CHURCH STREET STATION NEW YORK, NY 10008-3484	1,065.48	9.64	0.03
EMERGING MARKETS FUND INVESTOR C	R	NFSC FEBO # W52-602817 NFS/FMTC IRA FBO AUGUSTA J NELSON 706 MITCHELL OAK GROVE MO 64075	1,131.22	10.24	0.03
EMERGING MARKETS FUND INVESTOR C	R	NFSC FEBO # W52-693553 JOSEPH JAMES MULVANEY P O BOX 4703 DES MOINES IA 50306	1,476.83	13.37	0.04
EMERGING MARKETS FUND INVESTOR C	R	CIBC WORLD MARKETS CORP. FBO 320-20636-10 P.O. BOX 3484 CHURCH STREET STATION NEW YORK, NY 10008-3484	552.64	5.00	0.01
EMERGING MARKETS FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	590.00	5.34	0.02
EMERGING MARKETS FUND INVESTOR C	R	NFSC FEBO # W17-648345 NFSC/FMTC IRA FBO CARROLL L TERRELL 6502 WOODROW TERR RICHMOND VA 23228	600.74	5.44	0.02
EMERGING MARKETS FUND INVESTOR C	R	CIBC WORLD MARKETS CORP. FBO 020-70721-17 P.O. BOX 3484 CHURCH STREET STATION NEW YORK, NY 10008-3484	706.52	6.39	0.02
EMERGING MARKETS FUND INVESTOR C	R	NFSC FEBO # 186-079626 FMT CO CUST IRA FBO RODNEY E GOODMAN 1834 230TH AVE NE REDMOND WA 98074	956.02	8.65	0.03
EMERGING MARKETS FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	2,625,918.10	86.43	68.84
EMERGING MARKETS FUND PRIMARY A	B	NATIONS LIFEGOAL PORTFOLIOS INC LIFEGOAL GROWTH PORTFOLIO ATTN BRIAN SMITH NC1-002-33-31 101 SOUTH TRYON ST CHARLOTTE NC 28255	340,848.12	11.21	8.94
EMERGING MARKETS FUND PRIMARY B	R	STEPHENS INC NATIONS RESERVE RIC 111 CENTER STREET LITTLE ROCK AR 72201	2.43	100.00	0.00
EQUITY INCOME FUND INVESTOR A	B	COBATCO C/O SYNOVUS TRUST CO OPERATIONS 1148 BROADWAY COLUMBUS GA 31901	247,953.97	9.23	0.73
EQUITY INCOME FUND INVESTOR C	R	NFSC FEBO # W16-686590 FRANK L PRICE ANN PRICE SILVA 202 WALNUT HILLS DR BREVARD NC 28712	17,454.60	6.04	0.05
EQUITY INCOME FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	26,534,366.45	99.89	77.92
EQUITY INCOME FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.24	100.00	0.00
FINANCIAL SERVICES FUND INVESTOR A	R	JOHN W ZIMMERMAN & MARY T ZIMMERMAN JTWROS 809 CASTLE FOREST CT BALLWIN MO 63021	1,516.68	43.54	0.29
FINANCIAL SERVICES FUND INVESTOR A	R	NFSC FEBO # W81-006580 NFS/FMTC SEP IRA FBO MARK J GLASSMAN 4 MOUNTAIN VIEW RD WEST HAVEN CT 06516	276.75	7.94	0.05
FINANCIAL SERVICES FUND INVESTOR A	R	NFSC FEBO # EMP-072060 BRIAN HAGLER BRIDGET HAGLER 270 COVENTRY WAY HIGHLAND IL 62249	300.00	8.61	0.06
FINANCIAL SERVICES FUND INVESTOR A	R	NFSC FEBO # EMP-104183 MICHAEL J ANCELL PAMELA S ANCELL 1203 CHAVANIAC DRIVE BALLWIN MO 63011	478.47	13.73	0.09
FINANCIAL SERVICES FUND INVESTOR A	R	NFSC FEBO # W38-612324 NFSC/FMTC IRA FBO JEFFREY K SMITH 5348 SUNNY FIELD CT ELLICOTT CITY MD 21043	597.02	17.14	0.12
FINANCIAL SERVICES FUND INVESTOR B	R	BANC OF AMERICA INVESTMENT SERVICES FBO 320413601 PO BOX 3701 INVESTMENT OPERATIONS WA1-501-31-10 SEATTLE WA 981243701	2,868.07	29.13	0.56
FINANCIAL SERVICES FUND INVESTOR B	R	NFSC FEBO # W81-658677 JOAN C ANJUM CUST JALEEL S ANJUM UTMA NV 2891 AUGUSTA DR LAS VEGAS NV 89109	518.59	5.26	0.10
FINANCIAL SERVICES FUND INVESTOR B	R	NFSC FEBO # W81-658685 JOAN C ANJUM CUST REHMAN S ANJUM UTMA NV 2891 AUGUSTA DR LAS VEGAS NV 89109	518.59	5.26	0.10
FINANCIAL SERVICES FUND INVESTOR B	R	NFSC FEBO # W81-658693 JOAN C ANJUM CUST SOFIA E ANJUM UTMA NV 2891 AUGUSTA DR LAS VEGAS NV 89109	518.59	5.26	0.10
FINANCIAL SERVICES FUND INVESTOR B	R	NFSC FEBO # W14-097926 NFS/FMTC IRA FBO JAMES W MAXWELL 1060 TWIN LAKES RD ATHENS GA 30606	534.79	5.43	0.10
FINANCIAL SERVICES FUND INVESTOR B	R	NFSC FEBO # W77-159247 NFSC/FMTC IRA FBO GARY L CAMPBELL 16701 N MCDONALD PROSSER WA 99350	648.82	6.59	0.13
FINANCIAL SERVICES FUND INVESTOR B	R	PAINEWEBBER FOR THE BENEFIT OF JERRY J BOYER & SHEILA F BOYER JTWROS 18761-6 HAYWOOD TERRACE BOCA RATON FL 33496-6645	728.16	7.39	0.14
FINANCIAL SERVICES FUND INVESTOR B	R	NFSC FEBO # W65-091022 NILDA RICHARDS 720 S BREVARD AVENUE #117 COCOA BEACH FL 32931	988.14	10.03	0.19
FINANCIAL SERVICES FUND INVESTOR C	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.00	100.00	0.00
FINANCIAL SERVICES FUND PRIMARY A	B	BANC OF AMERICA ADVISORS INC ATTN BRIAN SMITH NC1-002-12-01 101 S TRYON ST CHARLOTTE NC 28255-0001	500,000.00	99.80	97.22
FL INTER. BOND FUND INVESTOR A	B	COBATCO C/O SYNOVUS TRUST CO OPERATIONS 1148 BROADWAY COLUMBUS GA 31901	128,288.53	21.07	0.56
FL INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W65-066230 BRUCE D MCALLISTER 1400 GREEN COVE RD WINTER PARK FL 32789	30,812.03	5.06	0.13
FL INTER. BOND FUND INVESTOR A	R	GERTRUDE L WOOD TTEE U/A DTD FEB 26, 1991 GERTRUDE L WOOD REV TRUST 161 CYPRESS VIEW DR NAPLES FL 34113	31,263.34	5.13	0.14
FL INTER. BOND FUND INVESTOR A	B	FIRBAN & CO FBO JOANNE B ALMAND TUA II C/O AMSOUTH BANK ATTN: MUTUAL FUND DEPT PO BOX 12365 BIRMINGHAM AL 35202-1426	37,388.70	6.14	0.16
FL INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W66-017817 JOSEPH EL MANN 4201 NO OCEAN BLVD #C509 BOCA RATON FL 33431	23,376.54	5.14	0.10
FL INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W62-059013 STANTON T COOK TOD KENNETH EDWARD COOK TOD STANTON THOMAS COOK III 1918 SUNNY PALM DR ORMOND BEACH FL 32174	1,305.24	8.01	0.01
FL INTER. BOND FUND INVESTOR C	R	DORIS R BOMSTEIN AND SANFORD SANFORD BOMSTEIN TTEES DORIS R BOMSTEIN TRUST U/A/D 08/20/91 3000 S OCEAN BLVD APT 1201 BOCA RATON FL 33432	10,439.64	64.14	0.05
FL INTER. BOND FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	4,415.21	27.12	0.02
FL INTER. BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	21,882,735.80	100.00	95.30
FL BOND FUND INVESTOR A	B	NATIONAL FINANCIAL SVS CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS CHURCH STREET STATION PO BOX 3908 NEW YORK NY 10008-3908	2,826,426.14	59.69	19.48
FL BOND FUND INVESTOR C	R	NFSC FEBO # W64-048550 THOMAS W BROWN RT 20 BOX 2130 LAKE CITY FL 32055	2,191.55	24.22	0.02
FL BOND FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	6,542.16	72.31	0.05
FL BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	8,689,968.71	99.88	59.90
GA INTER. BOND FUND INVESTOR A	R	WACHOVIA SECURITIES, INC. FBO 402-08416-17 P.O. BOX 1220 CHARLOTTE NC 28201-1220 CHARLOTTE NC 28201-1220	161,162.67	13.68	1.14
GA INTER. BOND FUND INVESTOR A	B	TRENT & CO C/O OLD KENT BANK ATTN TRUST SECURITIES /MUTUAL FUND SPECIALIST 4420 44TH ST STE A GRAND RAPIDS MI 49512-4011	60,836.50	5.16	0.43
GA INTER. BOND FUND INVESTOR A	R	WACHOVIA BANK NA CO-TTEE OF LSW-S P O BOX 3073 301 N MAIN ST MC NC-31057 WINSTON-SALEM NC 27150	65,235.33	5.53	0.46
GA INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W14-004162 ALICE HINTON RAY P O BOX 415 DACULA GA 30019	75,430.05	6.40	0.54
GA INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W14-086592 JAMES T WILLOUGHBY 451 CHESTNUT HILL RD MARIETTA GA 30064	76,903.56	6.52	0.55
GA INTER. BOND FUND INVESTOR B	R	WACHOVIA SECURITIES, INC. FBO 564-70081-18 P.O. BOX 1220 CHARLOTTE, NC 28201-1220	254,882.29	40.65	1.81
GA INTER. BOND FUND INVESTOR B	R	WACHOVIA SECURITIES, INC. FBO 564-70080-19 P.O. BOX 1220 CHARLOTTE NC 28201-1220	32,890.61	5.24	0.23
GA INTER. BOND FUND INVESTOR C	R	PAINEWEBBER FOR THE BENEFIT OF KAY S COLLINS 1512 NORTH CHENEY DR VIDALIA GA 30474-4322	11,552.68	14.51	0.08
GA INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W14-652571 LETTY C CAGLE DOUGLAS CAGLE APT 318 8592 ROSWELL RD ATLANTA GA 30350	51,047.04	64.12	0.36
GA INTER. BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	12,208,391.99	99.98	86.62
GA BOND FUND INVESTOR A	R	NFSC FEBO # X09-188107 GERTRUDE P ALTFATER 8592 ROSWELL RD APT 422 ATLANTA GA 30350-1889	11,176.37	6.02	0.41
GA BOND FUND INVESTOR A	R	ANN P BLYTHE 1110 GRAYSTONE CROSSING ALPHARETTA GA 30005-7436	19,193.28	10.35	0.70
GA BOND FUND INVESTOR A	R	NFSC FEBO # W14-725382 EDD PRICE LYNN PRICE AAA TANK TESTERS PO BOX 789 BRAZELTON GA 30517	27,491.53	14.82	1.00
GA BOND FUND INVESTOR A	R	NFSC FEBO # W14-749877 HUNTER R HUGHES III C/O ROGERS & HARDIN 229 PEACHTREE ST NW 2700 INTERATIONAL TOWER ATLANTA GA 30303	29,938.03	16.14	1.09
GA BOND FUND INVESTOR A	R	NFSC FEBO # W14-004162 ALICE HINTON RAY P O BOX 415 DACULA GA 30019	80,445.89	43.39	2.92
GA BOND FUND INVESTOR C	R	AUREATHA W FLOWERS 4 MIDDLE PLANTATION RD NW ATLANTA GA 30318	1,439.80	17.61	0.05
GA BOND FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	6,323.60	77.35	0.23
GA BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	1,724,103.15	99.98	62.64
GLOBAL VALUE FUND INVESTOR A	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	199,323.76	41.28	30.88
GLOBAL VALUE FUND INVESTOR A	R	LEGG MASON WOOD WALKER INC. 302-80616-16 PO BOX 1476 BALTIMORE, MD 21202	48,309.18	10.00	3.28
GLOBAL VALUE FUND INVESTOR B	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	113,875.13	36.20	30.88
GLOBAL VALUE FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	141,227.84	28.25	30.88
GLOBAL VALUE FUND PRIMARY A	B	BANC OF AMERICA ADVISORS INC ATTN BRIAN SMITH NC1-002-12-01 101 S TRYON ST CHARLOTTE NC 28255-0001	100,000.00	57.38	6.80
GLOBAL VALUE FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	74,266.65	42.61	5.05
GOVERNMENT MONEY MARKET FUND DAILY	R	BANC OF AMERICA INVESTMENT SERVICES FBO 320223781 PO BOX 3701 INVESTMENT OPERATIONS WA1-501-31-10 SEATTLE WA 981243701	1,176,465.82	5.99	0.31
GOVERNMENT MONEY MARKET FUND DAILY	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	17,624,022.95	89.84	9.16
GOVERNMENT MONEY MARKET FUND INVESTOR A	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	17,631,180.39	88.95	9.16
GOVERNMENT MONEY MARKET FUND INVESTOR B	R	FASKEN LTD 303 W WALL AVE STE 1900 MIDLAND TX 79701	14,554,229.53	21.18	3.78
GOVERNMENT MONEY MARKET FUND INVESTOR B	R	ELI S JACOBS 570 LEXINGTON AVE 22ND FL NEW YORK NY 1022	3,599,095.84	5.23	0.94
GOVERNMENT MONEY MARKET FUND INVESTOR B	R	FASKEN OIL AND RANCH LTD 303 W WALL AVE STE 1900 MIDLAND TX 79701	4,609,071.94	6.70	1.20
GOVERNMENT MONEY MARKET FUND INVESTOR B	R	COLUMBIA COUNTY GENERAL FUND ATTN JUDY LEWIS PO BOX 1529 LAKE CITY FL 32056-0000	5,080,348.26	7.39	1.32
GOVERNMENT MONEY MARKET FUND INVESTOR B	R	NORBERT DICKMAN & ROBERT DICKSON TRUSTEES BARBARA FASKEN 1995 TRUST 303 WEST WALL AVE STE 1900 MIDLAND TX 79701	7,211,726.69	10.49	1.87
GOVERNMENT MONEY MARKET FUND INVESTOR C	R	NFSC FEBO # W69-008842 NFSC/FMTC IRA ROLLOVER FBO THOMAS S SPADARO 346 ST GEORGE COURT VENICE FL 34293	468,933.47	96.59	0.12
GOVERNMENT MONEY MARKET FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	274,789,392.01	99.57	71.39
GOVERNMENT MONEY MARKET FUND PRIMARY B	B	BANK OF AMERICA NA ATTN TONY FARRER (B SHARES) 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	307,183.44	100.00	0.08
GOVERNMENT RESERVES ADVISER	B	BANC OF AMERICA LLC ATTN MUTUAL FUNDS 600 MONTGOMERY ST SAN FRANCISCO CA 94111	197,998,423.49	20.85	4.79
GOVERNMENT RESERVES ADVISER	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	421,197,044.28	44.35	16.26
GOVERNMENT RESERVES INVESTOR B	R	DEAN WITTER FOR THE BENEFIT OF GEORGE/K/ BERNSTEIN PO BOX 250 CHURCH STREET STATION NEW YORK, NY 10008-0250	262,530.01	18.17	0.01
GOVERNMENT RESERVES INVESTOR B	R	DEAN WITTER FOR THE BENEFIT OF CARYL S BERNSTEIN PO BOX 250 CHURCH STREET STATION NEW YORK, NY 10008-0250	354,226.77	24.51	0.01
GOVERNMENT RESERVES INVESTOR B	R	NFSC FEBO # W67-626333 CARLOS EXPOSITO 40 NW 124 AVE MIAMI FL 33182	381,152.40	26.38	0.01
GOVERNMENT RESERVES INVESTOR B	R	NFSC FEBO # W14-661422 PERRY G MCLEAN BEVERLY W MCLEAN 135 GINGERCAKE DR FAYETTEVILLE GA 30214	78,956.31	5.46	0.00
GOVERNMENT RESERVES INVESTOR B	R	DEAN WITTER FOR THE BENEFIT OF GEORGE K BERNSTEIN PO BOX 250 CHURCH STREET STATION NEW YORK, NY 10008-0250	79,103.27	5.47	0.00
GOVERNMENT RESERVES INVESTOR B	R	NFSC FEBO # W26-660612 NFSC/FMTC IRA ROLLOVER FBO HARRY H WALKER 19810 EANES RD PETERSBURG VA 23803	86,542.44	5.99	0.00
GOVERNMENT RESERVES INVESTOR C	R	NFSC FEBO # W19-040584 DON L CLYMER CUST BRITTANY LYNN CLYMER UTMA FL PO BOX 2778 EDWARDS CO 81632	12,062.82	99.91	0.00
GOVERNMENT RESERVES CAPITAL	R	ALLEGIS GROUP INC ATTN CHRISTOPHER LOETELL 7301 PARKWAY DRIVE HANOVER MD 21076-1119	130,526,711.48	11.51	3.16
GOVERNMENT RESERVES CAPITAL	R	SAS INSTITUTE INC ATTN MR JEFF EAKES SAS CAMPUS DRIVE CARY NC 27513	135,670,631.34	11.96	3.28
GOVERNMENT RESERVES CAPITAL	R	MCVEAN TRADING & INVESTMENT LLC CUSTOMER SEGREGATED FUNDS ATTN PAUL PLESCHER 850 RIDGE LAKE BLVD STE 1 MEMPHIS TN 38120	65,545,863.91	5.78	1.58
GOVERNMENT RESERVES CAPITAL	R	NC JOINT UNDERWRITING ASSOC BEACH PLAN PO BOX 12500 RALEIGH NC 27605	74,266,755.93	6.55	1.80
GOVERNMENT RESERVES CAPITAL	R	POZEN INC ATTN JOHN BARNHARDT 6330 QUADRANGLE DR STE 240 CHAPEL HILL NC 27514	81,329,389.74	7.17	1.97
GOVERNMENT RESERVES CAPITAL	R	LONE STAR TECHNOLOGIES INC ATTN CHARLES J KESZLER PO BOX 803546 DALLAS TX 75380-3546	92,821,557.24	8.18	2.24
GOVERNMENT RESERVES DAILY	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	271,749,392.02	98.96	16.26
GOVERNMENT RESERVES INSTITUTIONAL	R	ROUND ROCK ISD OPERATING FUND ATTN ACCOUNTING DEPARTMENT 1311 ROUND ROCK AVENUE ROUND ROCK TX 78681-4941	12,009,314.73	9.66	0.29
GOVERNMENT RESERVES INSTITUTIONAL	R	VARIETY WHOLESALERS PO BOX 17800 RALEIGH NC 27619	15,000,000.00	12.06	0.36
GOVERNMENT RESERVES INSTITUTIONAL	R	GARMIN INTERNATIONAL INC ATTN KEVIN RAUCKMAN DIR OF FIN 1200 EAST 151 ST OLATHE KS 66062	15,000,000.00	12.06	0.36
GOVERNMENT RESERVES INSTITUTIONAL	R	HOSPITAL AUTH OF VALDOSTA & LOWNDES CO GA DBA S GA MEDICAL CENTER ATTN BILL HULING P O BOX 1727 VALDOSTA GA 31603-1727	17,949,557.87	14.44	0.43
GOVERNMENT RESERVES INSTITUTIONAL	R	NEW VALLEY CORPORATION ATTN BRYANT KIRKLAND 100 S E 2ND ST 32ND FLOOR MIAMI FL 33131-1502	54,281,984.18	43.67	1.31
GOVERNMENT RESERVES INSTITUTIONAL	B	BANK OF AMERICA-SHORT TERM ASSET MANAGEMENT 231 S LASALLE ST IL1-231-04-02 CHICAGO IL 60697	9,989,000.00	8.03	0.24
GOVERNMENT RESERVES INVESTOR	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	400,884,728.28	94.15	9.69
GOVERNMENT RESERVES LIQUIDITY	R	CHARLOTTE PIPE AND FOUNDRY INC ATTN DENNIS DOWNING PO BOX 35430 CHARLOTTE NC 28235	24,045,397.23	6.70	0.58
GOVERNMENT RESERVES LIQUIDITY	R	NATIONSBANK SWP DISBURSEMENT NC NATIONSBANK SWEEP/AUTOBORROW FIRST CITIZENS BLDG 128 S TRYON ST NC1-006-08-03 CHARLOTTE NC 28255	25,000,000.00	6.97	0.60
GOVERNMENT RESERVES LIQUIDITY	R	BANC OF AMERICA LLC ATTN MUTUAL FUNDS 600 MONTGOMERY ST SAN FRANCISCO CA 94111	250,751,353.27	69.94	6.06
GOVERNMENT RESERVES MARKET	R	NATIONSBANK SWP DISBURSEMENT NC NATIONSBANK SWEEP/AUTOBORROW FIRST CITIZENS BLDG 128 S TRYON ST NC1-006-08-03 CHARLOTTE NC 28255	506,000,000.00	99.76	12.23
GOVERNMENT RESERVES SERVICE	R	NATIONSBANK SWP DISBURSEMENT NC NATIONSBANK SWEEP/AUTOBORROW FIRST CITIZENS BLDG 128 S TRYON ST NC1-006-08-03 CHARLOTTE NC 28255	29,000,000.00	99.99	0.70
GOVERNMENT RESERVES TRUST	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	332,317,711.05	99.99	8.03
GOVERNMENT SECURITIES FUND INVESTOR A	B	UNION BANK TRUST NOMINEE FBO ANGELUS SANITARY CAN MACHINE CO EMP WELFARE BP 610001305-00 PO BOX 85484 SAN DIEGO CA 92186-5484	324,493.88	5.40	1.06
GOVERNMENT SECURITIES FUND INVESTOR A	R	CAROUSEL CAPITAL PARTNERS LP 201 N TRYON STREET SUITE 2450 CHARLOTTE NC 28202	522,044.89	8.68	1.71
GOVERNMENT SECURITIES FUND INVESTOR C	R	NFSC FEBO # W53-678562 RUTH LEE PAAR 750 WEBSTER WARSAW IL 62379 WARSAW IL 62379	19,399.14	6.91	0.06
GOVERNMENT SECURITIES FUND INVESTOR C	R	FIRST CLEARING CORPORATION A/C 2049-3139 ERNEST A CHANDLER 15 GLENKIRK CHARLESTON SC 29407	23,765.04	8.47	0.08
GOVERNMENT SECURITIES FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	32,027.50	11.42	0.11
GOVERNMENT SECURITIES FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	20,041,051.23	99.66	65.76
GOVERNMENT SECURITIES FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	2.20	100.00	0.00
HIGH YIELD BOND FUND INVESTOR A	B	BANC OF AMERICA INVESTMENT SERVICES FBO 310465351 PO BOX 3701 INVESTMENT OPERATIONS WA1-501-31-10 SEATTLE WA 981243701 SEATTLE WA 981243701	124,179.35	8.44	0.72
HIGH YIELD BOND FUND INVESTOR A	R	NFSC FEBO # W74-755850 ROLF F ILLSLEY TTEE OF THE ROLF F ILLSLEY 1995 REV TR, U/A 11/16/95 P O BOX 2804 SANTA ROSA CA 95405	279,412.30	19.00	1.62
HIGH YIELD BOND FUND INVESTOR A	R	NFSC FEBO # W76-007692 LARRY A SHEHADEY 1451 W ROBINWOOD LANE FRESNO CA 93711	463,098.20	31.49	2.69
HIGH YIELD BOND FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	54,262.52	11.62	0.32
HIGH YIELD BOND FUND PRIMARY A	B	NATIONS LIFEGOAL PORTFOLIOS INC LIFEGOAL BALANCED GROWTH PORTFOLIO ATTN BRIAN SMITH NC1-002-33-31 101 SOUTH TRYON ST CHARLOTTE NC 28255	2,379,565.41	20.15	13.82
HIGH YIELD BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	9,076,800.33	76.88	52.70
INTERMEDIATE BOND FUND INVESTOR A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	2,657,261.60	41.70	18.98
INTERMEDIATE BOND FUND INVESTOR A	B	SEAFIRST BANK FBO RETIREMENT SVCS PO BOX 84248 SEATTLE WA 98124-5548	2,739,645.39	42.99	19.57
INTERMEDIATE BOND FUND INVESTOR A	B	UNION BANK TRUST NOMINEE FBO ANGELUS SANITARY CAN MACHINE CO EMP WELFARE BP 610001305-00 PO BOX 85484 SAN DIEGO CA 92186-5484	330,623.47	5.18	2.36
INTERMEDIATE BOND FUND INVESTOR C	R	NFSC FEBO # W25-059382 JOHN L MANNING III P/ADM ORGAIN READY MIX PFT SHRING PL 240 KRAFT ST CLARKSVILLE TN 37040	13,204.51	13.46	0.09
INTERMEDIATE BOND FUND INVESTOR C	R	NFSC FEBO # W77-299057 VERLIN R BALDWIN TOD BETTY B DIAL 4134 NE FLANDERS ST PORTLAND OR 97232	5,988.02	6.10	0.04
INTERMEDIATE BOND FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	56,653.87	57.78	0.50
INTERMEDIATE BOND FUND INVESTOR C	R	NFSC FEBO # W76-046752 WILMA A DOWNER TTEE C LEONARD & WILMA A DOWNER FAM TR, U/A 12/21/00 3640 KARL DRIVE NO HIGHLANDS CA 95660	7,740.48	7.89	0.06
INTERMEDIATE BOND FUND INVESTORS B	R	NFSC FEBO # W80-052612 AMANDA URIBE RUIZ P O BOX 433956 SAN YSIDRO CA 92173	11,782.31	6.28	0.08
INTERMEDIATE BOND FUND INVESTORS B	R	DEAN WITTER FOR THE BENEFIT OF SHIRLEY M AFFOLTER TTEE FOR THE PO BOX 250 CHURCH STREET STATION NEW YORK, NY 10008-0250	12,640.69	6.74	0.09
INTERMEDIATE BOND FUND INVESTORS B	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	14,011.77	7.47	0.50
INTERMEDIATE BOND FUND INVESTORS B	R	PAINEWEBBER FOR THE BENEFIT OF SHERYL F. GORDON 271 WILLOW LANE CARBONDALE CO 81623-9517	9,793.82	5.22	0.07
INTERMEDIATE BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	7,332,937.96	99.90	52.39
INTERMEDIATE BOND FUND INVESTOR A	R	HOMETOWN BANK & COMPANY PO BOX 2887 WILSON NC 27894-2887	311,904.77	11.33	0.26
INTERMEDIATE BOND FUND INVESTOR A	R	WARREN K MONTOURI TTEE WARREN K MONTOURI TRUST U/A DTD 10/08/97 2440 VIRGINIA AVE NW STE 100 WASHINGTON DC 20037-2601	385,569.792	14.00	0.33
INTERMEDIATE BOND FUND INVESTOR A	B	COBATCO C/O SYNOVUS TRUST CO OPERATIONS 1148 BROADWAY COLUMBUS GA 31901	545,918.71	19.83	0.46
INTERMEDIATE BOND FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	13,417.38	16.42	0.01
INTERMEDIATE BOND FUND INVESTOR C	R	NFSC FEBO # W77-336394 M A PROCTOR BETTY JANE PROCTOR 303 2ND ST S #C-7 KIRKLAND WA 98033	14,332.42	17.54	0.01
INTERMEDIATE BOND FUND INVESTOR C	R	CHARLES W DOOLIN 3508 HARVARD AVE DALLAS TX 75205-0000	41,603.61	50.91	0.04
INTERMEDIATE BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	115,522,067.18	99.99	97.40
INTERMEDIATE BOND FUND INVESTOR B	R	NFSC FEBO # W53-659851 EDWARD H WAELTERMAN & MARY L ELLERSIECK CO-TTEE EDWARD H & CORNELIA WAELTERMAN TR U/A 12/6/ 4 COUNT FLEET CIR FLORISSANT MO 63033	12,157.27	5.10	0.01
INTERMEDIATE BOND FUND INVESTOR B	R	NFSC FEBO # W14-742724 SHIRLEY R COLEMAN 711 4TH AVENUE WESTPOINT GA 31833 LAGRANGE GA 30241	13,670.31	5.74	0.01
INTERMEDIATE BOND FUND INVESTOR B	R	NFSC FEBO # W40-640670 MARTHA FAIN SHORES 2024 DOWNING WICHITA FALLS TX 76308	14,600.32	6.13	0.01
INTERMEDIATE BOND FUND INVESTOR B	R	NFSC FEBO # W26-783960 JOANNE B STEGALL 517 CAMEO TERRACE CHESAPEAKE VA 23320	14,713.10	6.17	0.01
INTERMEDIATE BOND FUND INVESTOR B	R	NFSC FEBO # W41-673196 ELLEN ASTON PAULL 1407 N WESTON LANE AUSTIN TX 78733	15,625.00	6.56	0.01
INTERMEDIATE BOND FUND INVESTOR B	R	MILDRED M CRISPYN TTEE TIMOTHY J CRISPYN TRUST U/A DTD 7-21-1997 2382 CAT TAIL POND RD JOHNS ISLAND SC 29455-6101	17,807.35	7.47	0.02
INTERMEDIATE BOND FUND INVESTOR B	R	NFSC FEBO # W15-649406 GUSTAVE J CRISPYN TTEE JOSEPH A CRISPYN TR U/A 7/21/97 2382 CAT TAIL POND RD JOHNS ISLAND SC 29455	17,813.39	7.48	0.02
INTERMEDIATE BOND FUND INVESTOR B	R	NFSC FEBO # W15-626244 ROBERT J EVANS OLLIE P EVANS MARY HELEN SCHULTE 255 WEATHERLY CLUB DR ALABASTER AL 35007	27,016.07	11.34	0.02
INTERNATIONAL EQUITY FUND INVESTOR A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	288,701.52	7.72	72.53
INTERNATIONAL EQUITY FUND INVESTOR C	B	H GRAYSON MITCHELL JR AND JOHN RAWLS TTEE FBO GRAYSON MITCHELL INC 401K PLAN P O BOX 128 EMPORIA VA 23847	10,741.66	9.39	0.02
INTERNATIONAL EQUITY FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	24,387.52	21.32	0.04
INTERNATIONAL EQUITY FUND INVESTOR C	B	E LARRY FONTS TTEE FBO CENTRAL DALLAS ASSOCIATION PROFIT SHARING PLAN 1201 ELM STREET SUITE 5310 DALLAS TX 75270	6,805.06	5.94	0.01
INTERNATIONAL EQUITY FUND INVESTOR C	B	TATSUSHI T KUBO, MAX W DAHLGREN, & JOHN DAHLGREN TTEES FBO EPIC PRODUCTS INTERNATIONAL CORPORATION 401(K) PLAN PO BOX 5808 ARLINGTON TX 76005-5808	6,810.19	5.95	0.01
INTERNATIONAL EQUITY FUND INVESTOR C	B	C A PORTERFIELD & ROSALEE MOXLEY & FRANK MINTON TTEES FBO STARMOUNT COMPANY EMPLOYEES TAX DEFERRED SAVINGS PLAN PO BOX 10349 GREENSBORO NC 27404-0349	7,521.72	6.57	0.01
INTERNATIONAL EQUITY FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	43,596,689.50	79.50	72.53
INTERNATIONAL EQUITY FUND PRIMARY A	B	BANK OF AMERICA NA TTEE NB 401K PLAN U/A DTD 01/01/1983 P O BOX 2518/TX4-213-06-14 HOUSTON TX 77252-2518	8,900,025.72	16.23	14.71
INTERNATIONAL EQUITY FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.39	44.55	0.00
INTERNATIONAL EQUITY FUND PRIMARY B	R	STEPHENS INC NATIONS RESERVE RIC 111 CENTER STREET LITTLE ROCK AR 72201	1.74	55.44	0.00
INTERNATIONAL VALUE FUND INVESTOR A	B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	5,027,771.48	18.15	3.98
INTERNATIONAL VALUE FUND INVESTOR A	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	6,716,858.35	24.24	6.86
INTERNATIONAL VALUE FUND INVESTOR B	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	738,449.82	13.38	6.86
INTERNATIONAL VALUE FUND INVESTORS C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	1,215,062.25	29.19	6.86
INTERNATIONAL VALUE FUND PRIMARY A	B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	10,401,820.55	11.69	8.23
INTERNATIONAL VALUE FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	63,459,303.82	71.35	50.24
INTERNATIONAL VALUE FUND PRIMARY B	R	STEPHENS INC NATIONS RESERVE RIC 111 CENTER STREET LITTLE ROCK AR 72201	1.50	100.00	0.00
LARGECAP INDEX FUND PRIMARY A	B	BANK OF AMERICA NA TTEE NB 401K PLAN U/A DTD 01/01/1983 P O BOX 2518/TX4-213-06-14 HOUSTON TX 77252-2518	38,743,573.15	43.13	42.44
LARGECAP INDEX FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	50,856,720.52	56.61	55.71
LARGECAP INDEX FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	0.82	100.00	0.00
MANAGED INDEX FUND INVESTOR A	B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	135,215.43	6.11	0.53
MANAGED INDEX FUND INVESTOR A	R	MUIR & CO C/O FROST NATIONAL BANK PO BOX 2479 SAN ANTONIO TX 78298-2479	151,817.95	6.86	0.60
MANAGED INDEX FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	21,233,975.57	91.31	83.39
MANAGED INDEX FUND PRIMARY B	R	PAMELA S KEENE & WILLIAM S KEENE & RUBY E KEENE & WILLIAM RAWLS KEENE JTWROS 2016 ENGLEWOOD DR APEX NC 27502	417.21	99.69	0.00
MARSICO 21ST CENTURY FUND INVESTOR A	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	302,892.64	11.49	8.78
MARSICO 21ST CENTURY FUND INVESTOR B	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	409,574.51	5.77	8.78
MARSICO 21ST CENTURY FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	285,023.25	33.40	8.78
MARSICO 21ST CENTURY FUND PRIMARY A	B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	141,356.82	18.27	1.24
MARSICO 21ST CENTURY FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	632,345.52	81.72	5.57
MARSICO FOCUSED EQUITIES FUND INVESTOR A	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	12,354,765.10	38.46	23.50
MARSICO FOCUSED EQUITIES FUND INVESTOR A	B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	2,869,583.15	8.93	4.08
MARSICO FOCUSED EQUITIES FUND INVESTOR B	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	7,803,575.27	16.07	23.50
MARSICO FOCUSED EQUITIES FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	7,283,833.13	54.55	23.50
MARSICO FOCUSED EQUITIES FUND PRIMARY A	B	NATIONS LIFEGOAL PORTFOLIOS INC LIFEGOAL GROWTH PORTFOLIO ATTN BRIAN SMITH NC1-002-33-31 101 SOUTH TRYON ST CHARLOTTE NC 28255	1,320,356.42	5.80	1.13
MARSICO FOCUSED EQUITIES FUND PRIMARY A	B	NATIONS LIFEGOAL PORTFOLIOS INC LIFEGOAL BALANCED GROWTH PORTFOLIO ATTN BRIAN SMITH NC1-002-33-31 101 SOUTH TRYON ST CHARLOTTE NC 28255	1,342,403.77	5.90	1.15
MARSICO FOCUSED EQUITIES FUND PRIMARY A	B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,899,416.99	8.35	4.08
MARSICO FOCUSED EQUITIES FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	10,312,727.57	45.36	8.83
MARSICO FOCUSED EQUITIES FUND PRIMARY A	B	BANK OF AMERICA NA TTEE NB 401K PLAN U/A DTD 01/01/1983 P O BOX 2518/TX4-213-06-14 HOUSTON TX 77252-2518	6,995,623.47	30.77	5.99
MARSICO FOCUSED EQUITIES FUND PRIMARY B	R	STEPHENS INC NATIONS RESERVE RIC 111 CENTER STREET LITTLE ROCK AR 72201	1.47	100.00	0.00
MARSICO GROWTH & INCOME FUND INVESTOR A	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	7,567,299.58	70.65	29.60
MARSICO GROWTH & INCOME FUND INVESTOR B	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	1,392,263.12	8.65	29.60
MARSICO GROWTH & INCOME FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	1,106,655.99	50.79	29.60
MARSICO GROWTH & INCOME FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	4,201,950.80	83.34	12.35
MARSICO GROWTH & INCOME FUND PRIMARY A	B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	702,096.22	13.92	2.06
MARSICO GROWTH & INCOME PRIMARY B	R	STEPHENS INC NATIONS RESERVE RIC 111 CENTER STREET LITTLE ROCK AR 72201	1.60	100.00	0.00
MARSICO INTL OPPORTUNITIES FUND INVESTOR A	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	132,863.29	42.20	29.03
MARSICO INTL OPPORTUNITIES FUND INVESTOR B	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	80,085.93	30.84	29.03
MARSICO INTL OPPORTUNITIES FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	63,805.10	52.36	29.03
MARSICO INTL OPPORTUNITIES FUND INVESTOR C	R	FISERV CORRESPONDENT SVC FAO MONTSDEOCA RANCH INC ATTN: JUDY BRONSON P O BOX 206 LORIDA FL 33857	7,190.48	5.90	0.75
MARSICO INTL OPPORTUNITIES FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	106,978.59	41.62	11.22
MARSICO INTL OPPORTUNITIES FUND PRIMARY A	R	STEPHENS GROUP INC ATTN JOLENE JOHNSON 111 CENTER ST LITTLE ROCK AR 72201	150,000.00	58.37	15.73
MD INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W13-640379 CAROL C CHILDS PETER W HOUSE 4210 LEEWARD PL BETHESDA MD 20816	150,114.21	9.28	0.83
MD INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W13-061581 ROBERT GLADSTONE LESLIE GLADSTONE 2468 BELMONT RD NW WASHINGTON DC 20008	344,332.40	21.30	1.91
MD INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W38-007404 VINCENT L SALVATORI CAROL H SALVATORI 2652 GREENBRIAR RD ANNAPOLIS MD 21401	91,221.33	5.64	0.51
MD INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W38-697320 CORNELIUS R LOVE III 600 CORNELIUS POINT RD STEVENSVILLE MD 21666	26,396.05	5.50	0.15
MD INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W13-652245 LAUREL R G MORENO TTEE MIRO GUDELSKY TRUST U/A 10/14/91 10808 RIVERWOOD DRIVE POTOMAC MD 20854	26,924.65	5.61	0.15
MD INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W13-661589 VALLI JO GRAMMER 1550 FAIRWAY DRIVE APT 102 NAPERVILLE IL 60563	1,581.82	6.00	0.01
MD INTER. BOND FUND INVESTOR C	R	NFSC FEBO # RS6-699381 KWOK LUEN LEE PATSY S LEE 2705 HARDY AV WHEATON MD 20902	2,764.75	10.49	0.02
MD INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W13-660124 JESSICA UDALL GIL MILAN D SMITH JR 5610 WISCONSIN AV CHEVY CHASE MD 20815	3,316.20	12.58	0.02
MD INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W13-776971 ELIZABETH W NICHOLSON 408 GREAT FALLS ROAD ROCKVILLE MD 20850	9,255.92	35.12	0.05
MD INTER. BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	15,894,258.01	100.00	88.22
MD BOND FUND INVESTOR A	R	NFSC FEBO # W38-076201 STEPHEN C LECHLITER 306A CROSS GREEN ST GAITHERSBURG MD 20878	14,366.65	5.34	0.37
MD BOND FUND INVESTOR A	R	NFSC FEBO # W13-640379 CAROL C CHILDS PETER W HOUSE 4210 LEEWARD PL BETHESDA MD 20816	140,879.93	52.43	3.59
MD BOND FUND INVESTOR A	R	NFSC FEBO # W38-024651 BRIAN BILLICK LESLIE K BILLICK 11001 OWINGS MILLS BLVD OWINGS MILLS MD 21117	17,801.18	6.62	0.45
MD BOND FUND INVESTOR A	R	NFSC FEBO # W13-634760 RAYMOND A TURETSKY BESS H TURETSKY 11220 WOODSON AV KENSINGTON MD 20895	23,517.55	8.75	0.60
MD BOND FUND INVESTOR C	R	NFSC FEBO # W38-028541 ELIZABETH GREGORY PO BOX 2327 OCEAN CITY MD 21843	22,110.34	80.43	0.56
MD BOND FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	4,002.61	14.56	0.10
MD BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	1,900,780.10	99.98	48.49
MIDCAP GROWTH FUND INVESTOR C	R	NFSC FEBO # W25-059382 JOHN L MANNING III P/ADM ORGAIN READY MIX PFT SHRING PL 240 KRAFT ST CLARKSVILLE TN 37040	13,785.05	5.35	0.03
MIDCAP GROWTH FUND INVESTOR C	B	TATSUSHI T KUBO, MAX W DAHLGREN, & JOHN DAHLGREN TTEES FBO EPIC PRODUCTS INTERNATIONAL CORPORATION 401(K) PLAN PO BOX 5808 ARLINGTON TX 76005-5808	14,785.08	5.74	0.03
MIDCAP GROWTH FUND INVESTOR C	B	C A PORTERFIELD & ROSALEE MOXLEY & FRANK MINTON TTEES FBO STARMOUNT COMPANY EMPLOYEES TAX DEFERRED SAVINGS PLAN PO BOX 10349 GREENSBORO NC 27404-0349	17,229.72	6.69	0.03
MIDCAP GROWTH FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	25,816.82	10.02	0.05
MIDCAP GROWTH FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	43,830,250.10	96.66	86.49
MIDCAP GROWTH FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.03	100.00	0.00
MIDCAP INDEX FUND INVESTOR A	R	LA ROBINSON & JOHN D ROBINSON TTEES MARY K ROBINSON TRUST U/A DTD 10/13/00 2301 ST CLAIR AVE BRENTWOOD MO 63144	18,155.07	33.79	0.04
MIDCAP INDEX FUND INVESTOR A	R	NFSC FEBO # EMP-058610 C BROOKS ENGLEHARDT KARI ENGLEHARDT 1500 EXETER RD CHARLOTTE NC 28211	2,793.22	5.19	0.01
MIDCAP INDEX FUND INVESTOR A	R	NFSC FEBO # FL4-248428 FRANCISCO R MADERAL KAREN L MADERAL 9320 SW 100 ST MIAMI FL 33176	3,097.73	5.76	0.01
MIDCAP INDEX FUND INVESTOR A	R	NFSC FEBO # W40-654620 DR KENT MACAULAY 602 E LIBERTY ROUND ROCK TX 78664	3,119.53	5.80	0.01
MIDCAP INDEX FUND INVESTOR A	R	NFSC FEBO # FL4-135992 ROSE ANN HEER TTEE ROSE ANN HEER REV TRUST U/A 9/25/90 2160 HERON DRIVE MERRITT ISLAND FL 32952	3,600.00	6.70	0.01
MIDCAP INDEX FUND INVESTOR A	R	NFSC FEBO # T10-020460 MICHAEL G JONAGAN PAULA V JONAGAN 28 B SOUTH ROAD BRIGHTON 3186 AUSTRALIA	3,721.63	6.92	0.01
MIDCAP INDEX FUND INVESTOR A	R	PRUDENTIAL SECURITIES INC. FBO MS ANNE-MARIE MONACO 22 BOULEVARD DES MOULINS MC 98000 MONACO	5,191.17	9.66	0.01
MIDCAP INDEX FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	20,930,338.38	44.31	44.27
MIDCAP INDEX FUND PRIMARY A	B	BANK OF AMERICA NA TTEE NB 401K PLAN U/A DTD 01/01/1983 P O BOX 2518/TX4-213-06-14 HOUSTON TX 77252-2518	26,124,570.49	55.31	55.25
MONEY MARKET RESERVES ADVISER	R	MATERIAL SCIENCES CORPORATION 2200 EAST PRATT BLVD ELK GROVE VILLAGE IL 60007	39,816,076.97	5.16	0.32
MONEY MARKET RESERVES ADVISER	R	KYOCERA INTERNATIONAL INC ATTN DAN POLLARD 8611 BALBOA AVE SAN DIEGO CA 92123	50,017,000.00	6.49	0.41
MONEY MARKET RESERVES ADVISER	R	CENTRAL CAROLINA BANK ATTN CASH MANAGEMENT 111 CORCORAN STREET 2ND FLR MO 2-1 DURHAM NC 27701	73,512,721.56	9.53	0.60
MONEY MARKET RESERVES ADVISER	R	HARE & CO, BANK OF NEW YORK ATTN STIF/MASTER NOTE ONE WALL STREET 2ND FL NEW YORK NY 10286	85,509,921.11	11.09	25.09
MONEY MARKET RESERVES INVESTOR C	R	NFSC FEBO # W76-051594 NFS/FMTC ROLLOVER IRA FBO PATRICIA M MCELROY PO BOX 7793 CITRUS HEIGHTS CA 95621	13,015.12	5.09	0.00
MONEY MARKET RESERVES INVESTOR C	R	NFSC FEBO # W76-654310 PATRICIA K DALY 9920 WILLEY CT GRANITE BAY CA 95746	13,927.28	5.45	0.00
MONEY MARKET RESERVES INVESTOR C	R	NFSC FEBO # W16-027138 NFSC/FMTC IRA FBO DIANA A TATE 701 SIMPSON ST GREENSBORO NC 27401	23,144.250	9.06	0.00
MONEY MARKET RESERVES INVESTOR C	R	NFSC FEBO # W73-662763 RICHARD L JENKINS TTEE OF THE K & I TR 11749 CAPRI DR WHITTIER CA 90601	96,715.36	37.88	0.00
MONEY MARKET RESERVES INVESTOR C	R	NFSC FEBO # W14-015130 MORGAN D HILL 3243 EAGLE WATCH DR WOODSTOCK GA 30189	99,545.17	38.99	0.00
MONEY MARKET RESERVES CAPITAL	R	HARE & CO, BANK OF NEW YORK ATTN STIF/MASTER NOTE ONE WALL STREET 2ND FL NEW YORK NY 10286	3,002,895,208.17	33.85	25.09
MONEY MARKET RESERVES CAPITAL	R	US BANK CORP TRUST SERVICES VAR & CO (US BANK TRUST NA) ATTN CASH SWEEP SPEN0603 180 E 5TH ST ST PAUL MN 55101	716,735,359.00	8.07	5.82
MONEY MARKET RESERVES DAILY	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	4,243,713.52	98.54	0.03
MONEY MARKET RESERVES INSTITUTIONAL	R	BANK OF AMERICA-SHORT TERM ASSET MANAGEMENT 231 S LASALLE ST IL1-231-04-02 CHICAGO IL 60697	118,584,000.00	31.14	0.96
MONEY MARKET RESERVES INSTITUTIONAL	R	PILLOWTEX CORPORATION ATTN JAIME VASQUEZ 1 LAKE CIRCLE DRIVE KANNAPOLIS NC 28081	25,400,699.26	6.67	0.21
MONEY MARKET RESERVES INSTITUTIONAL	R	ANDERSON NEWS CORPORATION ATTN LYNN AKERS 6016 BROOKVALE LA STE 151 KNOXVILLE TN 379194003	30,000,000.00	7.88	0.24
MONEY MARKET RESERVES INVESTOR	R	SUNTRUST BANK AS TTEE FOR THE CITY OF CLARKSVILLE TN SERIES 2001 POOL ATTN JANICE ENTSMINGER 225 E ROBINSON ST STE 250 ORLANDO FL 32801	12,878,532.17	12.04	0.10
MONEY MARKET RESERVES INVESTOR	R	SUNTRUST BANK AS TRUSTEE FOR THE COUNTY OF MONTGOMERY SERIES 1997 POOL ATTN SHAREHOLDER SERVICING GROUP 9777 WILSHIRE BLVD STE 800 BEVERLY HILLS CA 90212	16,116,425.23	15.07	0.13
MONEY MARKET RESERVES INVESTOR	R	CHASE MANHATTAN TRUST CO TRUSTEE FOR NKY SHAREHOLDER SERVICING GROUP 9777 WILSHIRE BLVD STE 800 BEVERLY HILLS CA 90212	26,375,000.00	24.67	0.21
MONEY MARKET RESERVES INVESTOR	R	SUNTRUST BANK AS TRUSTEE FOR THE CITY OF CLARKSVILLE TN SERIES 1997 POOL ATTN SHAREHOLDER SERVICING GROUP 9777 WILSHIRE BLVD STE 800 BEVERLY HILLS CA 90212	33,352,663.83	31.20	0.27
MONEY MARKET RESERVES INVESTOR	R	SUNTRUST BANK AS TTEE FOR THE CITY OF CLARKSVILLE TN SERIES 2001-JACKSON ATTN JANICE ENTSMINGER 225 E ROBINSON ST STE 250 ORLANDO FL 32801	6,556,953.00	6.13	0.05
MONEY MARKET RESERVES INVESTOR	R	BANK OF OKLAHOMA NA AS TRUSTEE FOR THE CREEK COUNTY HOME FINANCE AUTHORITY ATTN SHAREHOLDER SERVICING GROUP 9777 WILSHIRE BLVD SUITE 800 BEVERLY HILLS CA 90212	7,500,000.00	7.01	0.06
MONEY MARKET RESERVES LIQUIDITY	R	LNR PROPERTY CORPORATION ATTN TED DESIBIO 760 NW 107TH AVE STE 300 MIAMI FL 33172	33,700,000.00	5.97	0.27
MONEY MARKET RESERVES LIQUIDITY	R	BANK OF AMERICA VA COLLAT A/C CAPRI CAPITAL ASSOC LLC LOC ATTN CORY LAIRD 1655 N FORT MYER DRIVE 13TH FL ARLINGTON VA 22209	35,740,923.43	6.33	0.29
MONEY MARKET RESERVES LIQUIDITY	R	OPNET TECHNOLOGIES INC 3400 INTERNATIONAL DR NW WASHINGTON DC 20006	53,056,035.48	9.40	0.43
MONEY MARKET RESERVES MARKET	R	NATIONSBANK SWP DISBURSEMENT NC NATIONSBANK SWEEP/AUTOBORROW FIRST CITIZENS BLDG 128 S TRYON ST NC1-006-08-03 CHARLOTTE NC 28255	1,363,500,000.00	99.99	11.08
MONEY MARKET RESERVES SERVICE	R	NATIONSBANK SWP DISBURSEMENT NC NATIONSBANK SWEEP/AUTOBORROW FIRST CITIZENS BLDG 128 S TRYON ST NC1-006-08-03 CHARLOTTE NC 28255	135,500,000.00	74.97	1.10
MONEY MARKET RESERVES SERVICE	R	US BANK CORP TRUST SERVICES VAR & CO (US BANK TRUST NA) ATTN CASH SWEEP SPEN0603 180 E 5TH ST ST PAUL MN 55101	45,225,590.00	25.02	0.37
MONEY MARKET RESERVES TRUST	R	US BANK CORP TRUST SERVICES VAR & CO (US BANK TRUST NA) ATTN CASH SWEEP SPEN0603 180 E 5TH ST ST PAUL MN 55101	59,274,712.00	99.99	0.48
MUNICIPAL INCOME FUND INVESTOR A	R	NFSC FEBO # W77-013960 RICHARD C BRIGGS 3251 106TH AVE SE BELLEVUE WA 98004	232,901.08	5.17	0.28
MUNICIPAL INCOME FUND INVESTOR A	R	PRIM & ASSOCIATES PO BOX 12219 ZEPHYR COVE NV 89448	245,048.18	5.44	0.29
MUNICIPAL INCOME FUND INVESTOR A	R	WELLS FARGO INVESTMENTS LLC A/C 7742-3276 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS, MN 55402	271,251.48	6.02	0.32
MUNICIPAL INCOME FUND INVESTOR C	R	EMMET DAVID GELHOT 5630 OLEATHA AVENUE SAINT LOUIS MO 63139-1504	11,487.09	9.84	0.01
MUNICIPAL INCOME FUND INVESTOR C	R	NFSC FEBO # W23-056383 KAREN I EINDORF OCTAVIO MARQUEZ 58 E SUNDANCE CIR SPRING TX 77382	13,513.51	11.58	0.02
MUNICIPAL INCOME FUND INVESTOR C	R	RAYMOND JAMES & ASSOC INC FBO MAYOLA SAPPINGTON & DEBORAH DUREN & KENNETH SAPPINGTON JT/WROS 8 LENOIR COURT COLUMBIA MO 65201	7,145.27	6.12	0.01
MUNICIPAL INCOME FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	77,580,255.35	99.25	92.85
MUNICIPAL RESERVES LIQUIDITY	R	D SCOTT LUTTRELL LIVING TRUST DTD MAY 20 1999 6401 MACLAURIN DR TAMPA FL 33647	10,126,183.87	17.77	0.51
MUNICIPAL RESERVES LIQUIDITY	R	HUSHANG ANSARY 1000 LOUISIANA STE 5900 HOUSTON TX 77002	2,864,661.99	5.02	0.14
MUNICIPAL RESERVES LIQUIDITY	R	GLOBAL EXPRESS MONEY ORDERS INC ATTN PAM MUNSON P O BOX 8608 SILVER SPRING MD 20907	3,200,026.37	5.61	0.16
MUNICIPAL RESERVES LIQUIDITY	R	WASHOE COMPANY PO BOX 2086 AUSTIN TX 78768	3,700,796.77	6.49	0.19
MUNICIPAL RESERVES LIQUIDITY	R	JOHNSON EZELL CORPORATION FBO NEIL EZELL 18167 US HWY 19 NORTH STE 660 CLEARWATER FL 33764	5,695,019.29	9.99	0.29
MUNICIPAL RESERVES LIQUIDITY	R	THOMAS J SHANNON JR I\T\F 13000 N DALE MABRY HWY TAMPA FL 33618	6,006,253.20	10.54	0.30
MUNICIPAL RESERVES LIQUIDITY	R	LINDA JO CARTER 8024 FM 428 DENTON TX 76208	7,359,295.42	12.91	0.37
MUNICIPAL RESERVES LIQUIDITY	R	LUTTRELL CAPITOL MGMT ATTN JASON WOLFE 15310 AMBERLY DR STE # 205 TAMPA FL 33647	7,912,432.05	13.88	0.40
MUNICIPAL RESERVES MARKET	R	NATIONSBANK SWP DISBURSEMENT NC NATIONSBANK SWEEP/AUTOBORROW FIRST CITIZENS BLDG 128 S TRYON ST NC1-006-08-03 CHARLOTTE NC 28255	200,000,000.00	99.99	10.86
MUNICIPAL RESERVES SERVICE	R	NATIONSBANK SWP DISBURSEMENT NC NATIONSBANK SWEEP/AUTOBORROW FIRST CITIZENS BLDG 128 S TRYON ST NC1-006-08-03 CHARLOTTE NC 28255	17,000,000.00	99.99	10.86
MUNICIPAL RESERVES TRUST	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	515,075,026.63	99.09	25.79
MUNICIPAL RESERVES ADVISER	B	BANC OF AMERICA LLC ATTN MUTUAL FUNDS 600 MONTGOMERY ST SAN FRANCISCO CA 94111	33,475,654.76	21.89	1.68
MUNICIPAL RESERVES ADVISER	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	39,687,539.84	25.96	33.73
MUNICIPAL RESERVES ADVISER	R	HERITAGE BAG COMPANY 1648 DIPLOMAT DRIVE CARROLLTON TX 75006-6847	8,044,771.83	5.26	0.40
MUNICIPAL RESERVES ADVISER	R	HITEN D VARIA & SHERNAZ VARIA JTWROS 4565 JENKINS DRIVE PLANO TX 75024	8,840,203.29	5.78	0.44
MUNICIPAL RESERVES ADVISER	R	BANC OF AMERICA INVESTMENT SERVICES FBO 570040121 PO BOX 3701 INVESTMENT OPERATIONS WA1-501-31-10 SEATTLE WA 981243701	9,808,980.63	6.41	0.49
MUNICIPAL RESERVES INVESTOR B	R	NFSC FEBO # W26-738484 BARBARA C TAYLOR 250 ARROW LANE WYTHEVILLE VA 24382	11,343.13	11.51	0.00
MUNICIPAL RESERVES INVESTOR B	R	NFSC FEBO # W68-033359 THE G AND C SPINKS FAMILY TRUS GEORGE W SPINKS AND U/A 07/14/1990 3819 NW ROYAL OAK DRIVE JENSEN BEACH FL 34957	20,544.74	20.86	0.00
MUNICIPAL RESERVES INVESTOR B	R	NFSC FEBO # W27-746380 SWEET JANE'S INC 4823 MEADOW DRIVE SUITE 210 DURHAM NC 27713	23,102.86	23.45	0.00
MUNICIPAL RESERVES INVESTOR B	R	NFSC FEBO # W61-402095 THOMAS P DOLAN TTEE THOMAS P DOLAN TRUST U/A 1/5/89 4165 BOCA POINTE DRIVE SARASOTA FL 34238	34,525.22	35.05	0.00
MUNICIPAL RESERVES INVESTOR B	R	NFSC FEBO # W26-059692 ANTONIA M STELLOH REYNOLD F STELLOH III 4281 E OCEAN BLVD LONG BEACH CA 90803	8,959.48	9.09	0.00
MUNICIPAL RESERVES INVESTOR C	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	10.00	100.00	0.00
MUNICIPAL RESERVES CAPITAL	B	MUNICIPAL INCOME FUND 51-0331215 ATTN DEL LUCAS 101 S TRYON STREET NC1-002-33-31 CHARLOTTE NC 28255	14,461,000.00	5.07	0.72
MUNICIPAL RESERVES CAPITAL	B	NATIONS SHORT TERM MUNICIPAL INCOME 51-0349911 ATTN DEL LUCAS 101 S TRYON STREET NC1-002-33-31 CHARLOTTE NC 28255	15,780,000.00	5.53	0.79
MUNICIPAL RESERVES CAPITAL	R	PUBLIX SUPERMARKETS INC ATTN TREAS DEPT CASH MGT DESK P O BOX 407 LAKELAND FL 33802	25,000,000.00	8.77	1.25
MUNICIPAL RESERVES CAPITAL	R	MICHAEL R BLOOMBERG C/O MARTIN GELLER CPA PC ATTN DIANE RIZZO 800 THIRD AVENUE 19TH FL NEW YORK NY 10022	33,081,813.44	11.61	1.66
MUNICIPAL RESERVES CAPITAL	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	61,251,224.20	21.49	3.07
MUNICIPAL RESERVES CAPITAL	R	RAIN BIRD CORPORATE SERVICES CO 145 N GRAND AVE GLENDORA CA 91741-2469	61,885,261.53	21.71	3.10
MUNICIPAL RESERVES DAILY	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	582,773,148.97	86.54	33.73
MUNICIPAL RESERVES DAILY	B	BA INVESTMENT SERVICES INC FOR THE BENEFIT OF CUSTOMERS UNIT 17852 ATTN H DAVID JONES 3RD PO BOX 7042 SAN FRANCISCO CA 94120	89,940,393.05	13.35	4.50
MUNICIPAL RESERVES INSTITUTIONAL	R	BANK OF AMERICA-SHORT TERM ASSET MANAGEMENT 231 S LASALLE ST IL1-231-04-02 CHICAGO IL 60697	22,086,000.00	99.99	1.11
MUNICIPAL RESERVES INVESTOR	B	BA INVESTMENT SERVICES INC FOR THE BENEFIT OF CUSTOMERS UNIT 17852 ATTN H DAVID JONES 3RD PO BOX 7042 SAN FRANCISCO CA 94120	11,935,954.96	16.95	0.60
MUNICIPAL RESERVES INVESTOR	R	BANC OF AMERICA INVESTMENT SERVICES FBO 515902141 PO BOX 3701 INVESTMENT OPERATIONS WA1-501-31-10 SEATTLE WA 981243701	3,800,000.00	5.39	0.19
MUNICIPAL RESERVES INVESTOR	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	51,404,399.08	73.01	33.73
NC INTER. BOND FUND INVESTOR A	R	ARROW & CO PO BOX 30010 DURHAM NC 27702-3010	102,754.45	9.63	0.55
NC INTER. BOND FUND INVESTOR A	R	NFSC FEBO # X68-061336 JULIA E CLARK 4600 TROY'S MTN LN DURHAM NC 27705	104,055.80	9.75	0.56
NC INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W26-656267 EILEEN M FRIARS 3516 FOXCROFT ROAD CHARLOTTE NC 28211	65,193.78	6.11	0.35
NC INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W16-714542 W FRANK DOWD JR P O BOX 35430 CHARLOTTE NC 28235	74,328.60	6.96	0.40
NC INTER. BOND FUND INVESTOR B	R	WACHOVIA SECURITIES, INC. FBO 205-04775-18 P.O. BOX 1220 CHARLOTTE, NC 28201-1220	26,632.25	5.03	0.14
NC INTER. BOND FUND INVESTOR B	R	BANK OF AMERICA NA SUCCESSOR TTEE A RICHARD STIRNI AGMNT DTD 8/23/90 ATTN JOAN WRAY 10-01-004-0319111 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	27,896.03	5.27	0.15
NC INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W27-002879 JACK CARTWRIGHT 1040 CANTERING RD HIGH POINT NC 27262	38,094.52	7.20	0.20
NC INTER. BOND FUND INVESTOR C	R	WACHOVIA SECURITIES, INC. FBO 205-05103-18 P.O. BOX 1220 CHARLOTTE NC 28201-1220	1,174.08	11.06	0.01
NC INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W17-664693 KAREN H BIRD DONALD A BIRD PO BOX 636 ELLENBORO NC 28040	1,439.38	13.56	0.01
NC INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W27-734004 BARBARA B COYNER 513 LAKE BOONE TRAIL RALEIGH NC 27608	2,515.24	23.70	0.01
NC INTER. BOND FUND INVESTOR C	R	DONALDSON LUFKIN JENRETTE SECURITIES CORPORATION INC. P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	3,055.32	28.79	0.02
NC INTER. BOND FUND INVESTOR C	R	NFSC FEBO # RS7-740810 THOMAS H BLOUNT DORIS J BLOUNT 207 W 11TH ST WASHINGTON NC 27889	664.27	6.26	0.00
NC INTER. BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	16,996,938.57	99.84	91.24
NC BOND FUND INVESTOR A	R	NFSC FEBO # W69-032018 DONALD L GROVES 19 GLENN CABLE ROAD ASHEVILLE NC 28805	16,548.88	5.56	0.40
NC BOND FUND INVESTOR A	R	NFSC FEBO # 679-149853 MICHAEL T VOWELL CATHERINE L VOWELL 19025 PENINSULA POINT RD CORNELIUS NC 28031	26,915.06	9.04	0.65
NC BOND FUND INVESTOR A	R	NFSC FEBO # W16-038083 RICHARD B PRIORY JOAN E PRIORY 3520 PROVIDENCE ROAD CHARLOTTE NC 28211	27,988.57	9.40	0.67
NC BOND FUND INVESTOR C	R	NFSC FEBO # NC4-157236 FLORENCE H MOORE EX E/O MICHAEL T MOORE 4034 CHURCHHILL RD CHARLOTTE NC 28211	2,792.51	15.75	0.07
NC BOND FUND INVESTOR C	R	NFSC FEBO # W16-699632 JOHN R TAYLOR EDNA H TAYLOR 802 HIDDEN CREEK CIR SALISBURY NC 28147	2,817.36	15.89	0.07
NC BOND FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	3,222.54	18.17	0.08
NC BOND FUND INVESTOR C	R	NFSC FEBO # X68-076554 CHARLES R MIANNAY MAGDALENE M MIANNAY 105 SEXTANT CT NEW BERN NC 28562	3,547.02	20.00	0.09
NC BOND FUND INVESTOR C	R	NFSC FEBO # NC4-157678 T RANDOLPH PERKINS CHRISTINA B PERKINS 2508 FLINTGROVE RD CHARLOTTE NC 28226	5,036.23	28.41	0.12
NC BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	2,201,406.72	99.98	52.99
PRIME FUND DAILY	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	980,342,050.66	97.86	24.72
PRIME FUND INVESTOR A	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	459,377,794.51	81.38	24.72
PRIME FUND INVESTOR C	R	NFSC FEBO # W26-003808 HERBERT MAXEY JR NANCY A MAXEY P O BOX 257 BUCKINGHAM VA 23921	263,496.84	6.13	0.00
PRIME FUND INVESTOR C	R	DEAN WITTER REYNOLDS CUST FOR CARROLL D SHANKS PO BOX 250 CHURCH STREET STATION NEW YORK, NY 10008-0250	293,430.37	6.83	0.01
PRIME FUND INVESTOR C	R	NFSC FEBO # W19-668443 JOHN JONES BECKY L JONES 4235 SW 111 TERR DAVIEFL 33328	297,678.23	6.92	0.01
PRIME FUND MARSICO CLASS	B	SUNSTONE FINANCIAL GROUP INC AS AGT FOR MARISCO FUNDS INC 803 W MICHIGAN ST SUITE A MILWAUKEE WI 53233-2301	34,754,922.80	99.99	0.60
PRIME FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	3,397,862,285.67	98.66	58.47
PRIME FUND PRIMARY B	B	BANK OF AMERICA NA ATTN TONY FARRER (B SHARES) 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	8,082,279.27	100.00	58.47
SC INTER. BOND FUND INVESTOR A	R	DEAN WITTER FOR THE BENEFIT OF J C BERNARD & PO BOX 250 CHURCH STREET STATION NEW YORK, NY 10008-0250	193,810.41	11.95	0.84
SC INTER. BOND FUND INVESTOR A	R	SEI TRUST CO C/O BERTHA,JORDAN, & GRIFFIN ATTN: MUTAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	85,494.27	5.27	0.37
SC INTER. BOND FUND INVESTOR A	R	DEAN WITTER FOR THE BENEFIT OF D PIERRE G CAMERON JR. TTEE PO BOX 250 CHURCH STREET STATION NEW YORK, NY 10008-0250	93,632.96	5.77	0.40
SC INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W15-645788 GUSTAVE J CRISPYN MILDRED M CRISPYN 2382 CAT TAIL POND RD JOHNS ISLAND SC 29455	79,922.78	11.79	0.34
SC INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W15-013765 CAROLINE M LUTZ 26 FIDDLERS TRACE FRIPP ISLAND SC 29920	15,544.93	5.61	0.07
SC INTER. BOND FUND INVESTOR C	R	WEXFORD CLEARING SERVICES CORP FBO GARY D MITCHELL 1003 MEADOW LN ANDERSON SC 29621-1916	21,605.99	7.79	0.09
SC INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W15-636169 PETER B & FRIEDA B GRIFFIN TTEE THE HOBART W GRIFFIN & FRIEDA B GRIFFIN TR, U/A 1/31/92 116 DUNBARTON CIR AIKEN SC 29803	21,797.61	7.86	0.09
SC INTER. BOND FUND INVESTOR C	R	WEXFORD CLEARING SERVICES CORP FBO MARSHALL H ROBERSON & GEORGIA T ROBERSON JT TEN 1001 THORNEHILL DR ANDERSON SC 29621-1560	23,745.30	8.56	0.10
SC INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W15-020141 GIRARD M BLOUNT JR 4569 CARRIAGE RUN CIRCLE MURRELLS INLET SC 29576	81,238.31	29.31	0.35
SC INTER. BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	20,617,443.16	100.00	88.90
SC BOND FUND INVESTOR A	R	PAINEWEBBER FOR THE BENEFIT OF JOHN STEVENSON METCALF 2287 SHORELINE DRIVE JOHNS ISLAND SC 29455-8631	10,422.62	8.09	0.36
SC BOND FUND INVESTOR A	R	PAINEWEBBER FOR THE BENEFIT OF DAVID HALSTEAD METCALF 2325 ROCKY TOP ROAD CHARLOTTESVILLE VA 22911-8575	10,461.32	8.12	0.36
SC BOND FUND INVESTOR A	R	NFSC FEBO # W17-039020 DONNA R CART TTEE DONNA ROBINSON CART U/A 5/23/00 1140 PARTRIDGE RD SPARTANBURG SC 29302	55,180.51	42.86	1.90
SC BOND FUND INVESTOR A	R	WACHOVIA BANK NA INVESTMENT MGR CHARLES D ERB TTEE FOR CHARLES D ERB TRUST U/A DTD 10/4/88 PO BOX 3073 M/C NC-31057 WINSTON-SALEM NC 27150	8,819.04	6.85	0.30
SC BOND FUND INVESTOR A	R	NFSC FEBO # 679-136298 LOUISE B ROSS LOUISE B ROSS TTEE U/A 10/22/1997 PO BOX 908 BAMBERG SC 29003	9,321.38	7.24	0.32
SC BOND FUND INVESTOR A	R	DONALDSON LUFKIN JENRETTE SECURITIES CORPORATION INC. P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	9,323.00	7.24	0.32
SC BOND FUND INVESTOR B	R	NFSC FEBO # W16-000981 PETER R ANDERSON EMMY LOU ANDERSON 207 SEA MARSH DRIVE KIAWAH ISLAND SC 29455	48,614.72	6.20	1.68
SC BOND FUND INVESTOR B	R	NFSC FEBO # W38-006564 HENRY A STROHMINGER JR 1426 N WACCAMAW DR GARDEN CITY SC 29576	50,544.04	6.44	1.74
SC BOND FUND INVESTOR C	R	PAINEWEBBER FOR THE BENEFIT OF HENRY SMYTHE U/W/O EDITH G DUKES 5 EXCHANGE PL CHARLESTON SC 29401-2530	4,771.00	29.89	0.16
SC BOND FUND INVESTOR C	R	PAINEWEBBER FOR THE BENEFIT OF HENRY SMYTHE TTEE U/W/O ETHEL BENNETT 5 EXCHANGE PL CHARLESTON SC 29401-2530	4,771.00	29.89	0.16
SC BOND FUND INVESTOR C	R	NFSC FEBO # W15-013684 OLGA WEINSTEIN TTEE OLGA WEINSTEIN REVOCABLE TRUST U/A 4/28/99 56 FORT ROYAL CHARLESTON SC 29407	6,114.31	38.31	0.21
SC BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	1,971,373.68	99.99	67.97
SHORT-INTER. GOVERNMENT FUND INVESTOR A	R	NFSC FEBO # W14-610208 BURGESS PIGMENT CO PO BOX 349 DECK BLVD SANDERSVILLE GA 31082	1,006,756.99	9.82	0.76
SHORT-INTER. GOVERNMENT FUND INVESTOR A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	1,562,700.73	15.25	90.29
SHORT-INTER. GOVERNMENT FUND INVESTOR A	R	JAMES STREET PROPERTY INVESTORS 600 ATLANTIC AVE SUITE 2000 BOSTON MA 02210	740,077.44	7.22	0.56
SHORT-INTER. GOVERNMENT FUND INVESTOR C	R	NFSC FEBO # W75-025127 PALM MICROSYSTEMS INC 630 ALDER DR. MILPITAS CA 95035	419,221.41	55.76	0.32
SHORT-INTER. GOVERNMENT FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	43,016.96	5.72	0.03
SHORT-INTER. GOVERNMENT FUND INVESTOR C	R	NFSC FEBO # W26-710326 L D HARRIS, BRUCE BRATTON TTEE UMWA PCG TRAINING AND EDUCATIO FUND, U/A 5/23/96 DTD 5-23-96 PO BOX 1270 BRISTOL VA 24203	63,774.59	8.48	0.05
SHORT-INTER. GOVERNMENT FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	117,976,346.04	98.88	90.29
SHORT-INTER. GOVERNMENT FUND PRIMARY B	B	RELIANCE TRUST CO PO BOX 48449 ATLANTA GA 30362	34,343.50	99.99	0.03
SHORT-TERM MUNI. INCOME FUND INVESTOR A	R	NFSC FEBO # W82-800490 EL CAMINO ASSC A PARTNERSHIP ATT CHARLES CARLISE 2400 E MISSOURI AVE #7370 PHOENIX AZ 85016	247,389.16	6.08	1.28
SHORT-TERM MUNI. INCOME FUND INVESTOR A	B	BALSA & CO MUTUAL FUNDS UNIT 16-HCB-040 PO BOX 2558 HOUSTON TX 77252-8040	297,592.90	7.31	1.54
SHORT-TERM MUNI. INCOME FUND INVESTOR A	R	NFSC FEBO # W77-013960 RICHARD C BRIGGS 3251 106TH AVE SE BELLEVUE WA 98004	298,485.21	7.33	1.54
SHORT-TERM MUNI. INCOME FUND INVESTOR A	R	NFSC FEBO # W52-039942 ROBERT SUNDERLAND TTEE ROBERT SUNDERLAND TRUST U/A 12/20/83 910 RHYOLITE TERRACE HENDERSON NV 89015	339,425.95	8.34	1.76
SHORT-TERM MUNI. INCOME FUND INVESTOR B	R	NFSC FEBO # W14-726940 JUDITH C BROWN 708 OLD GREENVILLE RD FAYETTEVILLE GA 30215	15,749.69	5.92	0.08
SHORT-TERM MUNI. INCOME FUND INVESTOR B	R	NFSC FEBO # W26-643050 MRS ANN W CUTCHINS 5906 OCEANFRONT VIRGINIA BCH VA 23451	18,185.07	6.83	0.09
SHORT-TERM MUNI. INCOME FUND INVESTOR B	R	NFSC FEBO # W13-092100 PARAGON ASSETS LTD PARTNERSHIP A PARTNERSHIP ROBERT L LYLES 4520 KING ST #206 ALEXANDRIA VA 22302	20,563.42	7.73	0.11
SHORT-TERM MUNI. INCOME FUND INVESTOR B	R	NFSC FEBO # W26-783200 JAMES H SPARKS KAREN M SPARKS 4006 N WITCHDUCK RD VIRGINIA BCH VA 23455	57,354.29	21.56	0.30
SHORT-TERM MUNI. INCOME FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	10,998.28	5.03	0.06
SHORT-TERM MUNI. INCOME FUND INVESTOR C	R	NFSC FEBO # W19-115410 ROBERT T MORPHY TTEE ROBERT T MORPHY REV TRUST U/A 1/11/90 22343 BLUE WATER CIR #B-224 BOCA RATON FL 33433	14,299.80	6.55	0.07
SHORT-TERM MUNI. INCOME FUND INVESTOR C	R	CHRISTOPHER H WILLIAMS 10 HAMPTON HILLS LANE RICHMOND VA 23226	21,869.46	10.01	0.11
SHORT-TERM MUNI. INCOME FUND INVESTOR C	R	A G EDWARDS & SONS INC FBO EUGENE IACOPI & ANITA IACOPI TTEE EUGENE A IACOPI & ANITA M A/C 0541-043020 ONE NORTH JEFFERSON ST LOUIS MO 63103-2287	23,564.46	10.79	0.12
SHORT-TERM MUNI. INCOME FUND INVESTOR C	R	NFSC FEBO # W38-064548 R PETER BOSWORTH 801 ST GEORGES RD BALTIMORE MD 21210	44,398.64	20.33	0.23
SHORT-TERM MUNI. INCOME FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	14,120,015.11	95.48	73.01
SHORT-TERM INCOME FUND INVESTOR A	B	COBATCO C/O SYNOVUS TRUST CO OPERATIONS 1148 BROADWAY COLUMBUS GA 31901	172,285.59	12.27	0.44
SHORT-TERM INCOME FUND INVESTOR B	R	NFSC FEBO # W17-737127 CLEMSON ARCHITECTURAL FNDTN 108 STRODE TOWER CLEMSON SC 29634 CLEMSON SC 29631	14,831.36	5.80	0.04
SHORT-TERM INCOME FUND INVESTOR B	R	NFSC FEBO # W17-731277 W ANDERSON RURAL WATER & SEWER RESERVE FUND 2767 WHITEHALL RD ANDERSON SC 29625	26,761.04	10.46	0.07
SHORT-TERM INCOME FUND INVESTOR B	R	NFSC FEBO # W17-731269 WEST ANDERSON RURAL WATER & SEWER CO INC 2767 WHITEHALL RD ANDERSON SC 29625	45,126.73	17.64	0.12
SHORT-TERM INCOME FUND INVESTOR C	R	NFSC FEBO # W75-025127 PALM MICROSYSTEMS INC 630 ALDER DR. MILPITAS CA 95035	390,646.34	62.24	1.01
SHORT-TERM INCOME FUND INVESTOR C	R	NFSC FEBO # W73-032085 MARTIN AND MARSHA BRANDER TRUS MARTIN I BRANDER U/A 12/05/1995 323 N CARMELINA AVE LOS ANGELES CA 90049	76,374.75	12.17	0.20
SHORT-TERM INCOME FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	34,950,485.06	95.91	90.25
SHORT-TERM INCOME FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.03	100.00	0.00
SMALL CAP INDEX INVESTOR A	B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	127,166.31	23.57	0.54
SMALL CAP INDEX INVESTOR A	B	BALSA & CO MUTUAL FUNDS UNIT 16-HCB-040 PO BOX 2558 HOUSTON TX 77252-8040	35,088.33	6.50	0.15
SMALL CAP INDEX INVESTOR A	R	DADE COMMUNITY FOUNDATION INC 200 SOUTH BISCAYNE BLVD STE 2780 MIAMI FL 33131-2343	44,013.77	8.15	0.19
SMALL CAP INDEX PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	17,725,321.73	77.50	75.72
SMALL CAP INDEX PRIMARY A	B	BANK OF AMERICA NA TTEE NB 401K PLAN U/A DTD 01/01/1983 P O BOX 2518/TX4-213-06-14 HOUSTON TX 77252-2518	4,832,719.51	21.13	20.64
SMALL COMPANY FUND INVESTOR B	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	52,850.64	5.24	0.14
SMALL COMPANY FUND INVESTOR C	B	OLLEN STEPP, TTEE MEMBERS OF SPRINGDALE POLICE PENSION & RELIEF FUND 201 SPRING STREET SPRINGDALE AR 72764-4554	14,947.65	6.62	0.03
SMALL COMPANY FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	20,148.79	8.93	0.04
SMALL COMPANY FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	37,735,735.13	91.24	70.69
SMALL COMPANY FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.14	100.00	0.00
STRATEGIC GROWTH FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	89,617,929.34	99.41	96.34
STRATEGIC GROWTH INVESTOR A	B	COBATCO C/O SYNOVUS TRUST CO OPERATIONS 1148 BROADWAY COLUMBUS GA 31901	940,724.27	44.03	1.01
STRATEGIC GROWTH INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	11,757.17	6.09	0.01
STRATEGIC INCOME FUND INVESTOR C	R	BANC OF AMERICA INVESTMENT SERVICES FBO 300181211 185 BERRY ST. 3RD FLOOR #12640 SAN FRANCISCO CA 94107	10,260.16	6.44	0.04
STRATEGIC INCOME FUND INVESTOR C	R	NFSC FEBO # W16-037044 EDNA H DUNKLE NFSC/FMTC IRA GEORGE H DUNKLE DOD 4-30-00 207 N BEVERLY DR LOCUST NC 28097	12,562.48	7.89	0.05
STRATEGIC INCOME FUND INVESTOR C	R	NFSC FEBO # W17-662682 NFSC/FMTC IRA ROLLOVER FBO LINDA G WALKER 7 SALLY ST SPARTANBURG SC 29301	17,323.89	10.88	0.08
STRATEGIC INCOME FUND INVESTOR C	R	JAMES B FORD AND JOANNE W FORD JTTEN 3441 LEBANON PIKE STE 113 HERMITAGE TN 37076-2000	17,910.11	11.25	0.08
STRATEGIC INCOME FUND INVESTOR C	R	NFSC FEBO # W25-059382 JOHN L MANNING III P/ADM ORGAIN READY MIX PFT SHRING PL 240 KRAFT ST CLARKSVILLE TN 37040	28,035.96	17.61	0.12
STRATEGIC INCOME FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	15,026,491.18	99.83	65.57
STRATEGIC INCOME FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.06	100.00	0.00
TAX EXEMPT FUND DAILY	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	90,958,411.14	99.64	5.33
TAX EXEMPT FUND INVESTOR A	B	BANC OF AMERICA SECURITIES LLC ATTN MUTAL FUNDS 600 MONTGOMERY ST SAN FRANCISCO CA 94111	5,452,923.75	9.26	0.21
TAX EXEMPT FUND INVESTOR A	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	50,895,942.80	86.45	5.33
TAX EXEMPT FUND INVESTOR B	R	HARE & CO, BANK OF NEW YORK ATTN STIF/MASTER NOTE ONE WALL STREET 2ND FL NEW YORK NY 10286	18,844,296.87	7.97	0.71
TAX EXEMPT FUND INVESTOR C	R	NFSC FEBO # W16-624101 ALFRED K SAMPSON 527 NC HWY 150 WEST GREENSBORO NC 27455	211,554.07	19.55	0.01
TAX EXEMPT FUND INVESTOR C	R	STEVENS T CALDWELL & LYNN A CALDWELL JTWROS 10859 EMERALD COAST HWY #4-409 DESTIN FL 32541	800,000.00	73.95	0.03
TAX EXEMPT FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	2,251,541,210.61	99.26	84.66
TAX EXEMPT FUND PRIMARY B	B	BANK OF AMERICA NA ATTN TONY FARRER (B SHARES) 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	3,514,045.93	100.00	0.13
TN INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W25-680427 BOB G LONG PO BOX 266 HERMITAGE TN 37076	122,275.74	15.33	2.52
TN INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W25-683256 MARSHALL T POLK III PO BOX 90148 NASHVILLE TN 37209	127,867.17	16.03	2.64
TN INTER. BOND FUND INVESTOR A	R	SAM H HAY SR, MD PO BOX 5064 MURFREESBORO TN 37133	42,090.92	5.27	0.87
TN INTER. BOND FUND INVESTOR A	R	CHARLES R HULSHOF & CHERYL T HULSHOF JT TEN 8225 MARYLAND LANE BRENTWOOD TN 37027-7332	46,415.57	5.82	0.96
TN INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W25-680419 JOSEPH L DILORENZO 310 WATERCRESS DRIVE FRANKLIN TN 37064	49,524.41	6.21	1.02
TN INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W25-684716 JAMES R KELLAM III 3605 SYCAMORE LANE NASHVILLE TN 37215	61,307.78	7.68	1.27
TN INTER. BOND FUND INVESTOR A	R	RALPH S GRAHAM TTEE RALPH S GRAHAM REV LIV TRUST U/A DTD 08/14/1990 PO BOX 235 BIG SANDY TN 38221	62,126.91	7.79	1.28
TN INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W25-695556 CHARLES R COOKSEY JULIE E COOKSEY 4767 CARTHAGE HWY LEBANON TN 37087	14,768.26	11.35	0.30
TN INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W25-008028 DAVID A LOCKMILLER CARLOTTA E LOCKMILLER 4343 LEBANON RD APT#1711 HERMITAGE TN 37076	17,056.62	13.11	0.35
TN INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W25-688070 WILLIAM M REGAN 215 LONG VALLEY ROAD BRENTWOOD TN 37027	6,796.95	5.22	0.14
TN INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W25-605689 TERENCE M KELLY BARBARA M KELLY 272 HIDDEN LAKE RD HENDERSONVILLE TN 37075	8,538.31	6.56	0.18
TN INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W25-695467 GARY ARMOR HALL VICKI B HALL 16609 MIZZEN COURT CORNELIUS NC 28031	9,422.12	7.24	0.19
TN INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W25-620670 JOLENE H JORDAN P O BOX 1736 CORDOVA TN 38088	9,477.09	7.28	0.20
TN INTER. BOND FUND INVESTOR C	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	276.40	99.59	0.01
TN INTER. BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	3,915,329.74	100.00	80.84
TN BOND FUND INVESTOR A	R	NFSC FEBO # W25-002658 WILLIAM W PUGH JR 734 EMORY VALLEY RD #104 OAK RIDGE TN 37830	108,369.65	61.36	11.35
TN BOND FUND INVESTOR A	R	NFSC FEBO # W25-682101 ALLENE ELLIS JOYCE ROSE 2544 BEARWALLOW RD ASHLAND CITY TN 37015	13,266.08	7.51	1.39
TN BOND FUND INVESTOR A	R	NFSC FEBO # W25-681849 JOHN MCBEE 427 LYNWOOD BOULEVARD NASHVILLE TN 37205	21,509.66	12.18	2.25
TN BOND FUND INVESTOR A	R	NFSC FEBO # W25-063657 MARY SMITH BANIC 605 W VANDERBILT DR OAK RIDGE TN 37830	9,478.67	5.36	0.99
TN BOND FUND INVESTOR B	R	NFSC FEBO # W25-683620 ROSE MARIE ST CLAIR 222 ANDREWS DRIVE CLARKSVILLE TN 37042	16,960.59	5.62	1.78
TN BOND FUND INVESTOR B	R	NFSC FEBO # W23-731293 B/G MADISON MCBRAYER 1168 CUMBERLAND ROAD CHATTANOOGA TN 37419	18,844.56	6.24	1.97
TN BOND FUND INVESTOR B	R	NFSC FEBO # W25-794732 NANCY C DAVIS HENRY G DAVIS 2201 BOWMAN RD FRANKLIN TN 37064	19,071.87	6.32	2.00
TN BOND FUND INVESTOR B	R	NFSC FEBO # W25-690961 ELIZABETH D CAMPBELL 3037 SMITH SPRINGS RD ANTIOCH TN 37013	20,325.00	6.73	2.13
TN BOND FUND INVESTOR C	R	NFSC FEBO # W25-009660 DONALD J SOUTHARD SR BARBARA C SOUTHARD 278 JOE BYRD LN CLINTON TN 37716	2,497.28	11.95	0.26
TN BOND FUND INVESTOR C	R	NFSC FEBO # W25-617954 FRANK W CONDURELIS JANE E CONDURELIS 806 BRENTVIEW DR NASHVILLE TN 37220	4,349.08	20.82	0.46
TN BOND FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	4,771.47	22.84	0.50
TN BOND FUND INVESTOR C	R	J CHASE COLE 511 UNION ST STE 2100 NASHVILLE TN 37219	8,355.63	40.00	0.87
TN BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	455,611.55	99.93	47.71
TREASURY FUND DAILY	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	49,297,462.04	96.61	2.56
TREASURY FUND INVESTOR A	R	HARE & CO, BANK OF NEW YORK ATTN STIF/MASTER NOTE ONE WALL STREET 2ND FL NEW YORK NY 10286	1,088,736,614.11	96.11	59.80
TREASURY FUND INVESTOR B	R	N F SMITH & ASSOCIATES LP 5306 HOLLISTER HOUSTON TX 77040	12,234,934.84	6.84	0.64
TREASURY FUND INVESTOR B	R	GRAND PRAIRIE SPORTS FACILITIES DEVELOPMENT CORPORATION INC SALES TAX ACCOUNT PO BOX 534045 GRAND PRAIRIE TX 75053	13,909,485.12	7.77	0.72
TREASURY FUND INVESTOR B	R	HARE & CO, BANK OF NEW YORK ATTN STIF/MASTER NOTE ONE WALL STREET 2ND FL NEW YORK NY 10286	62,803,467.43	35.11	59.80
TREASURY FUND INVESTOR C	R	NFSC FEBO # RS6-607207 NFSC/FMTC IRA ROLLOVER FBO JAMES A COX 2015 ASHTON POINTE DR DACULA GA 30019	11,546.71	10.02	0.00
TREASURY FUND INVESTOR C	R	NFSC FEBO # W13-643629 NFSC/FMTC IRA FBO MAUREEN D MATRICARDI 8004 CARRLEIGH PKWY SPRINGFIELD VA 22152	13,293.10	11.53	0.00
TREASURY FUND INVESTOR C	R	NFSC FEBO # W13-643637 NFSC/FMTC IRA FBO EDMUND A MATRICARDI JR 8004 CARRLEIGH PKWY SPRINGFIELD VA 22152	13,293.10	11.53	0.00
TREASURY FUND INVESTOR C	R	NFSC FEBO # W32-608246 NFSC/FMTC IRA FBO DONALD E PAUL 3407 SHADOWOOD DRIVE VALRICO FL 33594	19,459.61	16.88	0.00
TREASURY FUND INVESTOR C	R	NFSC FEBO # W52-725021 NFSC/FMTC IRA FBO RETHA C WHITEHEAD 5226 GARFIELD AV KANSAS CITY MO 64130	53,053.74	46.04	0.00
TREASURY FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	553,133,149.00	99.77	28.72
TREASURY FUND PRIMARY B	B	BANK OF AMERICA NA ATTN TONY FARRER (B SHARES) 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	8,541,392.41	100.00	0.44
NATIONS TREASURY RESERVE TRUST	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	440,732,700.58	98.91	5.53
TREASURY RESERVES ADVISER	R	SECURITY PACIFIC CASH MANAGEMENT C/O BANK OF AMERICA GPO M/C 5533 ATTN REGINA OLSEN--4TH FLOOR 1850 GATEWAY BLVD # 5533 CONCORD CA 94520-3275	137,275,400.00	7.56	1.72
TREASURY RESERVES ADVISER	B	NATIONSBANK OF TEXAS NA AGENT FBO GLOBAL FINANCE SWEEP CUSTOMERS ATTN: STEVEN EDWARDS 1201 MAIN ST TX1-609-21-04 DALLAS TX 75202	201,032,011.64	11.08	2.52
TREASURY RESERVES INVESTOR B	R	NFSC FEBO # W38-050156 ROBERT L COLEMAN 12218 QUADRILLE LANE BOWIE MD 20720	20,000.00	6.67	0.00
TREASURY RESERVES INVESTOR B	R	LOUISE WALCOTT JONES & THOMAS H JONES JR JTWROS 3235 GULF OF MEXICA DR #306A LONGBOAT KEY FL 34228	225,871.60	75.43	0.00
TREASURY RESERVES INVESTOR B	R	NFSC FEBO # W14-618039 SUSIE BEARD ELLA P BEARD 946 DEWEY ST SW ATLANTA GA 30310	52,945.09	17.68	0.00
TREASURY RESERVES INVESTOR C	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	10.00	100.00	0.00
TREASURY RESERVES CAPITAL	R	PHELPS DODGE CORPORATION ATTN BO LE MASTER 2600 N CENTRAL AVE PHOENIX AZ 85004	106,942,757.66	5.93	1.34
TREASURY RESERVES CAPITAL	B	BANC OF AMERICA LLC ATTN MUTUAL FUNDS 600 MONTGOMERY ST SAN FRANCISCO CA 94111	289,786,997.26	16.06	3.64
TREASURY RESERVES CAPITAL	R	KPMG PEAT MARWICK LL ATTN HARVEY SKOLNICK 3 CHESTNUT RIDGE RD MONTVALE NJ 07645-1842	303,000,000.00	16.80	3.80
TREASURY RESERVES DAILY	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	273,196,390.79	25.20	3.95
TREASURY RESERVES DAILY	R	MAXIM INTERGRATED PRODUCTS INC ATTN:ACCOUNTING MS 433 ATTN: RUEHLE 120 SAN GABRIEL DRIVE SUNNYVALE CA 94086	69,097,607.34	6.37	0.87
TREASURY RESERVES INSTITUTIONAL	R	ROUND ROCK ISD DEBT SERVICE ATTN ACCOUNTING DEPT 1311 ROUND ROCK AVE ROUND ROCK TX 78681-4941	10,000,000.00	7.59	0.13
TREASURY RESERVES INSTITUTIONAL	R	TIGUA INDIAN RESERVATION YSLETA DEL SUR PUEBLO MINOR ACCOUNT P O BOX 17579 EL PASO TX 79917-7579	18,126,011.54	13.76	0.23
TREASURY RESERVES INSTITUTIONAL	R	ETHYL CORPORATION ATTN MIKE MCKEEVER 330 SOUTH FOURTH STREET RICHMOND VA 23219	72,082,453.00	54.75	0.90
TREASURY RESERVES INSTITUTIONAL	R	CLARK COUNTY PUBLIC ADMIN PUBLIC GUARDIAN ATTN JARED C SHAFER 515 SHADOW LANE LAS VEGAS NV 89106	8,000,000.00	6.07	0.10
TREASURY RESERVES INSTITUTIONAL	R	CLARK COUNTY PUBLIC GUARDIAN KATHLEEN BUCHANAN PUBLIC GUARDIAN 515 SHADOW LANE LAS VEGAS NV 89106	8,500,000.00	6.45	0.11
TREASURY RESERVES INVESTOR	R	HARE & CO, BANK OF NEW YORK ATTN STIF/MASTER NOTE ONE WALL STREET 2ND FL NEW YORK NY 10286	129,815,707.52	17.07	1.63
TREASURY RESERVES INVESTOR	B	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281	41,806,569.56	5.49	3.95
TREASURY RESERVES INVESTOR	R	SILICON VALLEY BANK ATTN: BRIAN ARAKI 3003 TASMAN DRIVE MSHG 110 SANTA CLARA CA 95054	577,553,993.37	75.94	7.25
TREASURY RESERVES LIQUIDITY	R	OPTICAL SWITCH CORPORATION ATTN RANDY COTHRUN 930 E CAMPBELL RD RICHARDSON TX 75081	16,010,097.88	5.71	0.20
TREASURY RESERVES LIQUIDITY	R	SWINERTON & WALBERG CO MR JAMES R GILLETTE EXEC VP ATTN VICKIE PAUL ONE KAISER PLAZA STE 701 OAKLAND CA 94612	19,633,780.17	7.00	0.25
TREASURY RESERVES LIQUIDITY	R	PRIMUS TELECOMMUNICATIONS INTERNATIONAL INC ATTN AARON MIVERT 1700 OLD MEADOW ROAD SUITE 300 MCLEAN VA 22102	24,412,877.22	8.71	0.31
TREASURY RESERVES LIQUIDITY	R	NORTHSTAR PARTNERSHIP LP ATTN GLEN LEVIN 527 MADISON AVE FL 16 NEW YORK NY 10022-4304	39,675,764.74	14.15	0.50
TREASURY RESERVES LIQUIDITY	R	NATIONSBANK SWP DISBURSEMENT NC NATIONSBANK SWEEP/AUTOBORROW FIRST CITIZENS BLDG 128 S TRYON ST NC1-006-08-03 CHARLOTTE NC 28255	42,000,000.00	14.98	19.24
TREASURY RESERVES MARKET	R	NATIONSBANK SWP DISBURSEMENT NC NATIONSBANK SWEEP/AUTOBORROW FIRST CITIZENS BLDG 128 S TRYON ST NC1-006-08-03 CHARLOTTE NC 28255	1,345,000,000.00	99.99	19.24
TREASURY RESERVES SERVICE	R	NATIONSBANK SWP DISBURSEMENT NC NATIONSBANK SWEEP/AUTOBORROW FIRST CITIZENS BLDG 128 S TRYON ST NC1-006-08-03 CHARLOTTE NC 28255	146,500,000.00	48.19	19.24
TREASURY RESERVES SERVICE	R	JDA SOFTWARE INC ATTN DARREN S DIXON 14400 N 87TH ST SCOTTSDALE AZ 85260-3649	15,717,120.56	5.17	0.20
TREASURY RESERVES SERVICE	R	B OF A CALIFORNIA TREASURY Y CLASS SEAN EHRLICH 2044 FRANKLIN ST OAKLAND CA 94612-2908	30,000,000.00	9.86	0.38
TX INTER. BOND FUND INVESTOR A	R	SECURED TRUST BANK SUITE 100 1909 SOUTH BROADWAY TYLER TX 75701	126,254.49	23.58	0.45
TX INTER. BOND FUND INVESTOR A	R	MOTCO P O BOX 17001-TRUST SAN ANTONIO TX 78217	148,091.53	27.66	0.53
TX INTER. BOND FUND INVESTOR A	R	NFSC FEBO # W18-708275 SHARRA LANKFORD 238 VAN ROWE DUNCANVILLE TX 75116	27,521.52	5.14	0.10
TX INTER. BOND FUND INVESTOR A	R	MADELINE O'DONNELL 2395 NICHOLS CANYON RD HOLLYWOOD CA 90046	43,993.54	8.21	0.16
TX INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W41-600997 OLIVER ROOFING SYSTEMS PO BOX 180191 AUSTIN TX 78718 AUSTIN TX 78718	19,010.03	9.24	0.07
TX INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W40-682470 A G MARTIN NELLIE L MARTIN 2011 32ND ST LUBBOCK TX 79411	19,467.28	9.46	0.07
TX INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W18-719404 MONTINE T WISDOM 6335 W NORTHWEST HWY #1318 DALLAS TX 75225	22,726.78	11.05	0.08
TX INTER. BOND FUND INVESTOR B	R	NFSC FEBO # W40-678880 JAMES ROBERT MALLORY FAITH K MALLORY 2400 WINTON TERR E FORT WORTH TX 76109	33,748.44	16.41	0.12
TX INTER. BOND FUND INVESTOR C	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	273.72	100.00	0.00
TX INTER. BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	27,051,607.80	99.80	97.15
TX BOND FUND INVESTOR A	R	NFSC FEBO # W40-650790 SETH W LEHMBERG ROSE MARY LEHMBERG 2201 MEADOW LANE TAYLOR TX 76574	2,742.71	5.13	0.20
TX BOND FUND INVESTOR A	R	SHIRLEY A WAGNER 3002 SAN PAULA DALLAS TX 75228-0000	2,821.93	5.27	0.21
TX BOND FUND INVESTOR A	R	EDWARD D JONES AND CO F/A/O ADOLPH F SCHMIDT & ELVIRA H SCHMIDT EDJ# 512-06113-1-3 P O BOX 2500 MARYLAND HEIGHTS MO 630438500	2,853.79	5.33	0.21
TX BOND FUND INVESTOR A	R	MOTCO P O BOX 17001-TRUST SAN ANTONIO TX 78217	42,520.02	79.53	3.11
TX BOND FUND INVESTOR B	R	NFSC FEBO # W23-726141 HOWARD D WOMACK 291 FM 1078 ORANGE TX 77632	27,561.82	5.49	2.01
TX BOND FUND INVESTOR B	R	NFSC FEBO # W23-739839 TERRY M JOHNSON PAULA M JOHNSON PO BOX 1227 WOLFFORTH TX 79382	29,406.47	5.86	2.15
TX BOND FUND INVESTOR B	R	NFSC FEBO # W40-609048 JANE M MCCARVER EX E/O A G MCCARVER 901 W INDIANNA STE A MIDLAND TX 79701	43,401.21	8.65	3.17
TX BOND FUND INVESTOR C	B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	122.34	28.16	0.01
TX BOND FUND INVESTOR C	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	311.99	71.83	0.02
TX BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	813,006.42	99.96	59.40
VA INTER. BOND FUND INVESTOR C	R	DOROTHY LEE WALSHE 5801 MILL SPRING RD MIDLOTHIAN VA 23112	10,073.36	16.62	0.04
VA INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W13-003441 HAROLD R CRAMER DONNA CRAMER 2051 CROSSING GATE WAY VIENNA VA 22181	3,609.95	5.95	0.01
VA INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W26-066940 ANDREW L GRAHAM JR ELRICA S GRAHAM 708 WREN DRIVE PULASKI VA 24301	3,706.30	6.11	0.01
VA INTER. BOND FUND INVESTOR C	R	NFSC FEBO # W26-049425 COLLIN PEEL MARGIE PEEL 195 FAIRWAY LN WYTHEVILLE VA 24382	6,719.58	11.09	0.02
VA INTER. BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	23,265,602.49	100.00	82.72
VA BOND FUND INVESTOR A	R	CIBC WORLD MARKETS CORP. FBO 033-23266-10 P.O. BOX 3484 CHURCH STREET STATION NEW YORK, NY 10008-3484	20,107.27	20.94	0.55
VA BOND FUND INVESTOR A	R	NFSC FEBO # W68-011398 GERALD H MOULTON JR VIRGINIA M MOULTON 3240 VILLAMONT ROAD BLUE RIDGE VA 24064 NEW YORK NY 10281	5,075.45	5.28	0.14
VA BOND FUND INVESTOR A	R	NFSC FEBO # W13-652342 JEFFERY W HALE DIANE A HALE 8618 WOODBINE LANE ANNANDALE VA 22003	5,302.03	5.52	0.15
VA BOND FUND INVESTOR A	R	JESSIE E SPELLS 25611 TAROCCO DR BONITA SPRINGS FL 34135-6406	5,983.12	6.23	0.16
VA BOND FUND INVESTOR A	R	ROBERT W BAIRD & CO. INC. A/C 7656-0853 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	6,467.01	6.73	0.18
VA BOND FUND INVESTOR A	R	REBECCA C BELL 1092 OAKLAWN DR CULPEPER VA 22701	6,844.88	7.12	0.19
VA BOND FUND INVESTOR A	R	NFSC FEBO # W26-065471 SUSAN E WILLIAMS 7 RAMSBURY CT RICHMOND VA 23233	7,772.25	8.09	0.21
VA BOND FUND INVESTOR A	R	RODNEY M CARLSON AND JOYCE L CARLSON JTTEN 3608 SOUTH CREEK CT CHESAPEAKE VA 23325	8,010.00	8.34	0.22
VA BOND FUND INVESTOR A	R	CIBC WORLD MARKETS CORP. FBO 033-23264-12 P.O. BOX 3484 CHURCH STREET STATION NEW YORK, NY 10008-3484	8,959.78	9.33	0.25
VA BOND FUND INVESTOR C	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	316.25	5.61	0.01
VA BOND FUND INVESTOR C	R	NFSC FEBO # W26-049425 COLLIN PEEL MARGIE PEEL 195 FAIRWAY LN WYTHEVILLE, VA 24382	5,211.25	92.50	0.14
VA BOND FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	2,483,798.97	100.00	68.02
VALUE FUND INVESTOR C	B	STUART K COLONNA TTEE BAYSHORE CONCRETE PRODUCTS CORP RETIREMENT SAVINGS PLAN 1 BAYSHORE RD P O BOX 230 CAPE CHARLES VA 23310	72,799.51	9.93	0.09
VALUE FUND PRIMARY A	B	BANK OF AMERICA NA ATTN TONY FARRER 1401 ELM STREET 11TH FLOOR DALLAS TX 75202-2911	52,418,776.13	76.09	63.21
VALUE FUND PRIMARY A	B	BANK OF AMERICA NA TTEE NB 401K PLAN U/A DTD 01/01/1983 P O BOX 2518/TX4-213-06-14 HOUSTON TX 77252-2518	9,309,268.92	13.51	11.22
VALUE FUND PRIMARY B	R	STEPHENS INC ATTN: CINDY COLE 111 CENTER STREET LITTLE ROCK AR 72201	1.40	100.00	0.00

As of July 1, 2001, the Board Members and officers of the Companies as a group owned less than 1% of each class of shares of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers

BA Advisors, BACAP and Marsico Capital

BA Advisors is the primary investment adviser to the Funds, except the Feeder Funds which have no investment adviser. BA Advisors is also the investment adviser to the Master Portfolios. BACAP is the investment sub-adviser to all other Funds (except the Feeder Funds), except as described below.

Marsico Capital is investment sub-adviser to the Marsico Focused Equities Master Portfolio, Marsico Growth & Income Master Portfolio, Marsico 21st Century Master Portfolio, Marsico International Opportunities Master Portfolio. It is also co-investment sub-adviser to International Equity Master Portfolio.

BA Advisors also serves as the investment adviser to the portfolios of Nations Separate Account Trust, a registered investment company that is part of the Nations Funds Family. In addition, BA Advisors serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the NYSE. BACAP also serves as the investment sub-adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Balanced Target Maturity Fund, Inc.

BA Advisors and BACAP are each wholly owned subsidiaries of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The respective principal offices of BA Advisors and BACAP are located at One Bank of America Plaza, Charlotte, N.C. 28255.

Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Marsico Capital is a wholly-owned subsidiary of Bank of America.

Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $289 billion, including the more than $115 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation’s foremost financial institutions. Bank of America and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

Sub-Advisers Unaffiliated with BA Advisors

Brandes is the investment sub-adviser to Classic Value Fund, Global Value Fund and International Value Master Portfolio. Brandes Investment Partners, Inc. owns a controlling interest in Brandes and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

MacKay Shields is the investment sub-adviser to the High Yield Master Portfolio. MacKay Shields is located at 9 West 57th Street, New York, NY 10019.

Gartmore is the investment sub-adviser to the Emerging Markets Fund. Gartmore is registered as an investment adviser under the Investment Advisers Act of 1940, with principal offices at Gartmore House, 8 Fenchurch Place, London EC3M 4PH England. Gartmore’s former indirect parent was Bank of America Corporation. As of May 31, 2000, Gartmore’s indirect parent became Nationwide, which is an Ohio mutual insurance company with its principal executive offices located at One Nationwide Plaza, Columbus, Ohio 43215.

INVESCO, with principal offices located at 1360 Peachtree Street, N.E., Atlanta, Georgia 30309, was founded in 1997 as a division of INVESCO Global a publicly traded investment management firm located in London, England, and a wholly owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company also located in London, England that, through its subsidiaries, engages in international investment management. INVESCO’s International Equity Portfolio Management Team is responsible for the day-to-day investment decisions for INVESCO’s managed portion of the assets of the International Equity Master Portfolio.

Putnam Investment Management, LLC, with principal offices located at One Post Office Square, Boston, Massachusetts 02109, is a wholly owned subsidiary of Putnam Investments, LLC, an investment management firm founded in 1937 which, except for shares held by employees is owned by Marsh & McLennan Companies, a publicly traded professional services firm that engages, through its subsidiaries in the business of insurance brokerage, investment management and consulting. Putnam’s Core International Equity Group is responsible for the day-to-day investment decisions for Putnam’s managed portion of the assets of the International Equity Master Portfolio.

The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of any Adviser, including the individual portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

Investment Advisory and Sub-Advisory Agreements

Pursuant to the terms of the Companies’ respective Investment Advisory Agreements, BA Advisors, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund. Pursuant to the terms of the Companies’ respective Investment Sub-Advisory Agreements, BACAP, Gartmore, Brandes, MacKay Shields, INVESCO, Putnam and/or Marsico Capital select and manage the respective investments of the Funds. Each Adviser performs its duties subject at all times to the control of the respective Companies’ Boards and in conformity with the stated policies of each Fund. The Investment Advisory Agreements and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to a Company or to any shareholder of the Company for any act or omission in the course of rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Each Advisory Agreement became effective with respect to a Fund after approved by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by a Company’s Board, including its Independent Board Members. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by a Company (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BA Advisors on 60 days’ written notice.

The Funds pay BA Advisors an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Fund based on the percentage of the average daily net assets of each Fund, as set forth in the Investment Sub-Advisory Agreements.

BA Advisors also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

Expense Limitations

BA Advisors has committed to: (i) waive investment advisory fees and/or co-administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

Contractual Advisory/Co-Administration Fee Waivers

Period from August 1, 2001, to July 31, 2002
Funds	Advisory Waivers	Co-Administration Waivers

Short-Term Income Fund	0.10%	n/a
Government Securities Fund	0.10%(1)	0.05%
Strategic Income Fund	0.10%	n/a

(1)  Contractual advisory fees are based on asset breakpoints, causing the advisory fee waiver to fluctuate to maintain a 0.40% net advisory rate. The advisory fee waiver presented reflects the maximum advisory fee waiver.

Expense Commitments Established at Overall Fund Level

Period from August 1, 2001, to July 31, 2002
Funds	Fund Level Expense Commitment *
Intermediate Municipal Fund	0.50%
Municipal Income Fund	0.60%
Short Term Municipal Fund	0.40%
Florida Intermediate Bond Fund	0.50%
Georgia Intermediate Bond Fund	0.50%
Maryland Intermediate Bond Fund	0.50%
North Carolina Intermediate Bond Fund	0.50%
South Carolina Intermediate Bond Fund	0.50%
Tennessee Intermediate Bond Fund	0.50%
Texas Intermediate Bond Fund	0.50%
Virginia Intermediate Bond Fund	0.50%
California Bond Fund	0.60%
Florida Bond Fund	0.60%
Georgia Bond Fund	0.60%
Kansas Income Fund	0.60%
Maryland Bond Fund	0.60%
North Carolina Bond Fund	0.60%
South Carolina Bond Fund	0.60%
Tennessee Bond Fund	0.60%
Texas Bond Fund	0.60%
Virginia Bond Fund	0.60%
High Yield Bond Fund	0.93%
Intermediate Bond Fund	0.81%
LargeCap Index Fund	0.35%
Managed Index Fund	0.50%
MidCap Index Fund	0.35%
SmallCap Index Fund	0.40%
Classic Value Fund**	1.13%
Financial Services Fund**	1.30%
Small Company Fund	1.15%
Global Value Fund*	1.40%
Marsico International Opportunities Fund	1.50%

* As to these Funds, waivers of BA Advisors advisory and/or co-administration fees and/or other expense reimbursements (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees, extraordinary expenses and interest expenses).

** As to these Funds, BA Advisors is entitled to reimbursement from the Fund of any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such reimbursements do not cause the Fund’s total operating expenses to exceed any expense commitment then in effect.

Expense Commitments Established at Overall Fund Level

Period from August 1, 2001, to July 31, 2002
Funds	Fund Level Expense Cap*
Prime Fund	0.30%
Government Money Market Fund	0.30%
Tax Exempt Fund	0.30%
Treasury Fund	0.30%
California Reserves	0.20%
Cash Reserves Fund	0.20%
Government Reserves Fund	0.20%
Money Market Reserves Fund	0.20%
Municipal Reserves Fund	0.20%
Treasury Reserves Fund	0.20%

Advisory Fee Rates

The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds’ prospectuses.

Advisory Fees Paid

BA Advisors (or its predecessor) received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2001.
	Net Amount Paid	Amount Waived	Reimbursed by Adviser
Money Market Funds
Prime Fund	$10,923,673	$648,288	0
Treasury Fund	3,288,897	261,868	0
Government Money Market Fund	693,293	191,051	0
Tax Exempt Fund	4,559,708	460,917	0
Cash Reserves	64,535,411	1,952,428	0
Treasury Reserves	11,368,588	0	0
Money Market Reserves	11,937,174	433,874	0
Government Reserves	3,404,245	295,529	0
Municipal Reserves	2,148,980	168,322	0
California Reserves	2,536,411	0	0
Stock Funds
Convertible Securities Fund	2,608,763	11,672	0
Asset Allocation Fund	2,565,587	82,677	0
Equity Income Fund	2,907,439	16,786	0
Classic Value Fund*	n/a	n/a	n/a
LargeCap Value Fund*	n/a	n/a	n/a
MidCap Value Fund*	n/a	n/a	n/a
Value Fund	8,461,521	0	0
Blue Chip Fund(a)	n/a	n/a	n/a
Strategic Growth Fund	8,005,892	0	0
Marsico Growth & Income Fund(a)	n/a	n/a	n/a
Capital Growth Fund	5,351,636	0	0
Aggressive Growth Fund	1,972,140	0	0
Marsico Focused Equities Fund(a)	n/a	n/a	n/a
MidCap Growth Fund	2,271,101	0	0
Marsico 21st Century Fund(a)	n/a	n/a	n/a
Small Company Fund	7,372,166	496,038	0
Financial Services Fund*	n/a	n/a	n/a
International/Global Stock Funds
Global Value Fund*	n/a	n/a	n/a
International Value Fund(a)	n/a	n/a	n/a
International Equity Fund(a)	n/a	n/a	n/a
Marsico International Opportunities Fund(a)	n/a	n/a	n/a
Emerging Markets Fund	468,327	8,175	0
Index Funds
LargeCap Index Fund	1,785,004	8,419,477	0
MidCap Index Fund	1,562,272	1,171,704	0
SmallCap Index Fund	45,344	851,334	0
Managed Index Fund	1,051,623	975,067	0
Government & Corporate Bond Funds
Short-Term Income Fund	764,098	382,049	0
Short-Intermediate Government Fund	1,668,046	0	0
Government Securities Fund	894,401	210,434	0
Intermediate Bond Fund(a)	n/a	n/a	n/a
Bond Fund	9,000,170	0	0
Strategic Income Fund	940,869	257,368	0
High Yield Bond Fund(a)	n/a	n/a	n/a
Municipal Bond Funds
Short-Term Municipal Income Fund	75,729	297,330	0
Intermediate Municipal Bond Fund	2,639,691	1,761,372	0
Municipal Income Fund	2,734,689	1,395,598	0
California Bond Fund	556,565	370,790	0
Florida Intermediate Bond Fund	484,491	418,654	0
Florida Bond Fund	409,429	296,144	0
Georgia Intermediate Bond Fund	270,055	295,541	0
Georgia Bond Fund	10,142	123,567	0
Kansas Income Fund*	n/a	n/a	n/a
Maryland Intermediate Bond Fund	404,437	385,463	0
Maryland Bond Fund	43,288	139,813	0
North Carolina Intermediate Bond Fund	397,341	375,029	0
North Carolina Bond Fund	55,051	142,644	0
South Carolina Intermediate Bond Fund	505,560	435,423	0
South Carolina Bond Fund	45,311	135,971	0
Tennessee Intermediate Bond Fund	36,773	154,136	0
Tennessee Bond Fund	0	51,264	45,670
Texas Intermediate Bond Fund	675,275	532,923	0
Texas Bond Fund	0	67,615	33,786
Virginia Intermediate Bond Fund	659,389	530,703	0
Virginia Bond Fund	13,723	130,470	0
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio	442,504	0	0
LifeGoal Growth Portfolio	174,694	0	0
LifeGoal Income and Growth Portfolio	35,056	0	0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

BA Advisors (or its predecessor) received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2000.
	Net Amount Paid	Amount Waived	Reimbursed by Adviser
Money Market Funds
Prime Fund	$10,473,000	$1,545,853	$0
Treasury Fund	3,690,808	554,688	0
Government Money Market Fund	639,946	591,223	0
Tax Exempt Fund	4,157,168	2,375,631	0
Cash Reserves	41,917,028	0	0
Treasury Reserves	9,455,978	0	0
Money Market Reserves	3,492,118	1,626,671	0
Government Reserves	2,507,819	166,533	0
Municipal Reserves	1,809,661	223,731	0
California Reserves*	2,198,602	37,697	0
Stock Funds
Convertible Securities Fund*	2,002,135	0	0
Asset Allocation Fund*	1,920,669	246,996	0
Equity Income Fund	3,649,120	3,282	0
Classic Value Fund(b)	n/a	n/a	n/a
LargeCap Value Fund(b)	n/a	n/a	n/a
MidCap Value Fund(b)	n/a	n/a	n/a
Value Fund	13,096,565	37,291	0
Blue Chip Fund(a)	n/a	n/a	n/a
Strategic Growth Fund	3,061,314	0	0
Marsico Growth & Income Fund	1,027,192	0	0
Capital Growth Fund	5,725,787	0	0
Aggressive Growth Fund	3,348,866	447	0
Marsico Focused Equities Fund	3,616,135	0	0
MidCap Growth Fund(b)	n/a	n/a	n/a
Marsico 21st Century Fund(b)	n/a	n/a	n/a
Small Company Fund	4,886,606	554,663	0
Financial Services Fund(b)	n/a	n/a	n/a
International/Global Stock Funds
Global Value Fund(b)	n/a	n/a	n/a
International Value Fund	1,160,122	142,388	0
International Equity Fund	3,330,623	35,663	0
Marsico International Opportunities Fund(b)	n/a	n/a	n/a
Emerging Markets Fund	132,817	222,899	0
Index Funds
LargeCap Index Fund	578,210	3,748,074	0
MidCap Index Fund	1,731,609	0	0
SmallCap Index Fund	302,157	537,268	0
Managed Index Fund	1,382,193	1,559,621	0
Government & Corporate Bond Funds
Short-Term Income Fund	893,075	525,771	0
Short-Intermediate Government Fund	1,919,241	113,613	0
Government Securities Fund	824,307	225,795	0
Intermediate Bond Fund(a)	n/a	n/a	n/a
Bond Fund	7,426,720	217,923	0
Strategic Income Fund	837,734	455,939	0
High Yield Bond Fund(b)	n/a	n/a	n/a
Municipal Bond Funds
Short-Term Municipal Income Fund	(26,406)	0	410,899
Intermediate Municipal Bond Fund	2,041,136	1,632,783	0
Municipal Income Fund	2,009,025	1,263,949	0
California Bond Fund*	n/a	n/a	n/a
Florida Intermediate Bond Fund	449,122	527,742	0
Florida Bond Fund	396,783	362,065	0
Georgia Intermediate Bond Fund	228,313	392,163	0
Georgia Bond Fund	(58,899)	0	180,511
Kansas Income Fund(b)	n/a	n/a	n/a
Maryland Intermediate Bond Fund	349,789	475,432	0
Maryland Bond Fund	(32,320)	0	215,423
North Carolina Intermediate Bond Fund	345,899	476,833	0
North Carolina Bond Fund	758	212,249	0
South Carolina Intermediate Bond Fund	491,652	559,670	0
South Carolina Bond Fund	(47,207)	0	205,454
Tennessee Intermediate Bond Fund	(3,302)	0	218,100
Tennessee Bond Fund	(106,990)	0	161,632
Texas Intermediate Bond Fund	805,727	723,266	0
Texas Bond Fund	(91,993)	0	169,070
Virginia Intermediate Bond Fund	578,309	603,026	0
Virginia Bond Fund	(58,933)	0	199,694
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio	63,702	0	0
LifeGoal Growth Portfolio	50,433	0	0
LifeGoal Income and Growth Portfolio	29,068	0	0

* The amounts shown for this Fund represent fees for the fiscal period from May 16, 1999 to March 31, 2000

(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

(b)There are no amounts shown for this Fund because it had not yet commenced operations.

BA Advisors (or its predecessor) received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 1999.

	Net Amount Paid	Amount Waived	Reimbursed by Adviser
Money Market Funds
Prime Fund	$12,225,631	$1,340,369	$0
Treasury Fund	4,286,160	1,248,840	0
Government Money Market Fund	613,516	1,017,484	0
Tax Exempt Fund	4,507,216	6,378,784	0
Cash Reserves(c)	10,651,186	9,394,814	0
Treasury Reserves(c)	2,472,643	3,183,357	0
Money Market Reserves(d)	672,666	1,448,334	0
Government Reserves(c)	757,681	982,319	0
Municipal Reserves(c)	343,134	619,866	0
California Reserves*	(60,767)	0	384,798
Stock Funds
Convertible Securities Fund*	2,002,135	0	0
Asset Allocation Fund*	132,667	111,809	0
Equity Income Fund	5,845,269	42,731	0
Classic Value Fund(b)	n/a	n/a	n/a
LargeCap Value Fund(b)	n/a	n/a	n/a
MidCap Value Fund(b)	n/a	n/a	n/a
Value Fund	17,721,908	0	0
Blue Chip Fund(a)	n/a	n/a	n/a
Strategic Growth Fund	701,840	0	0
Marsico Growth & Income Fund	687,321	0	0
Capital Growth Fund	6,256,638	0	0
Aggressive Growth Fund	3,580,240	0	0
Marsico Focused Equities Fund	1,951,845	0	0
MidCap Growth Fund(b)	n/a	n/a	n/a
Marsico 21st Century Fund(b)	n/a	n/a	n/a
Small Company Fund	2,742,154	1,024,846	0
Financial Services Fund(b)	n/a	n/a	n/a
International/Global Stock Funds
Global Value Fund(b)	n/a	n/a	n/a
International Value Fund	1,048,847	116,153	0
International Equity Fund	7,491,086	0	0
Marsico International Opportunities Fund(b)	n/a	n/a	n/a
Emerging Markets Fund	324,702	82,712	0
Index Funds
LargeCap Index Fund	1,077,496	2,753,504	0
MidCap Index Fund	2,082,133	0	0
SmallCap Index Fund	397,736	637,832	0
Managed Index Fund	1,665,990	1,375,010	0
Government & Corporate Bond Funds
Short-Term Income Fund	1,290,670	1,290,330	0
Short-Intermediate Government Fund	2,761,572	1,380,428	0
Government Securities Fund	837,334	180,666	0
Intermediate Bond Fund(a)	n/a	n/a	n/a
Bond Fund	9,334,703	1,867,297	0
Strategic Income Fund	1,914,951	383,049	0
High Yield Bond Fund(b)	n/a	n/a	n/a
Municipal Bond Funds
Short-Term Municipal Income Fund	179,149	479,111	0
Intermediate Municipal Bond Fund	3,120,856	1,454,144	0
Municipal Income Fund	2,651,245	1,131,755	0
California Bond Fund*	119,243	13,794	0
Florida Intermediate Bond Fund	750,898	419,102	0
Florida Bond Fund	552,208	340,792	0
Georgia Intermediate Bond Fund	446,861	334,883	0
Georgia Bond Fund	50,789	185,961	0
Kansas Income Fund(b)	n/a	n/a	n/a
Maryland Intermediate Bond Fund	512,685	397,315	0
Maryland Bond Fund	76,086	167,416	0
North Carolina Intermediate Bond Fund	626,613	379,387	0
North Carolina Bond Fund	113,404	173,856	0
South Carolina Intermediate Bond Fund	900,188	451,812	0
South Carolina Bond Fund	59,273	179,721	0
Tennessee Intermediate Bond Fund	124,633	210,153	0
Tennessee Bond Fund	9,144	145,172	0
Texas Intermediate Bond Fund	1,350,723	620,277	0
Texas Bond Fund	32,331	139,869	0
Virginia Intermediate Bond Fund	849,701	485,299	0
Virginia Bond Fund	74,830	177,686	0
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio	49,521	0	0
LifeGoal Growth Portfolio	33,010	0	0
LifeGoal Income and Growth Portfolio	17,390	0	0

*  The amounts shown for this Fund represent fees for the fiscal period from March 1, 1999 to May 14, 1999. For the fiscal year from March 1, 1998 to February 28, 1999, California Reserves, Asset Allocation Fund and California Bond Fund paid BA Advisors (or its predecessor) net advisory fees of $1,548,799, $1,089,007 and $687,688, respectively; for that fiscal year no fees were waived or reimbursed.

(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

(b)There are no amounts shown for this Fund because it had not yet commenced operations.

(c)For the 11-month fiscal period from May 1, 1998 to March 31, 1999 (the Funds changed their fiscal year end from April 30th to March 31st), Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves paid Advisory fees to BA Advisors (or its predecessor) as indicated.

(d)For the fiscal period from May 16, 1998 to March 31, 1999 Money Market Reserves paid Advisory fees to BA Advisors (or its predecessor) as indicated.

Sub-Advisory Fee Rates

The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds’ prospectuses. BA Advisors, from the fees that it receives pays the Funds’ investment sub-advisers. The rates at which the various investment sub-advisers are paid are reflected in the related Investment Sub-Advisory Agreements (or the investment sub-advisory agreement with the Master Portfolios), which have been filed with the SEC on the Form N-1A registration statement for each of NFI, NFT, NR and NFST (or NMIT, if a Master Portfolio). An investor may view these filings by going to the SEC’s website (www.sec.gov).

Sub-Advisory Fees Paid

The Funds’ Investment Sub-Advisers (or their predecessors) received sub-advisory fees from BA Advisors for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2001. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to BACAP and Marsico Capital are not shown separately.

	Net Amount Paid	Amount Waived	Reimbursed by Adviser
Domestic Stock Funds (Sub-Adviser)
Classic Value Fund* (Brandes)	n/a	n/a	n/a
International/Global Stock Funds (Sub-Adviser)
Global Value Fund* (Brandes)	n/a	n/a	n/a
International Value Fund(a) (Brandes)	n/a	n/a	n/a
International Equity Fund (a) (Marsico Capital, INVESCO, Putnam)
	n/a	n/a	n/a
Emerging Markets Fund (Gartmore)	286,478	0	0
Government & Corporate Bond Funds (Sub-Adviser)
High Yield Bond Fund(a) (McKay Shields)	n/a	n/a	n/a

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

The Funds’ investment sub-advisers (or their predecessors) received sub-advisory fees from BA Advisors for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2000. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to BACAP and Marsico Capital are not shown, or broken out separately.

	Net Amount Paid	Amount Waived	Reimbursed by Adviser
Stock Funds (Sub-Adviser)
Classic Value Fund* (Brandes)	n/a	n/a	n/a
International/Global Stock Funds (Sub-Adviser)
Global Value Fund* (Brandes)	n/a	n/a	n/a
International Value Fund(a) (Brandes)	613,897	0	0
International Equity Fund (Marsico Capital)
	n/a	n/a	n/a
International Equity Fund (INVESCO)	489,476	0	0
International Equity Fund (Putnam)	490,887	0	0
Emerging Markets Fund (Gartmore)	102,346	0	0
Government & Corporate Bond Funds (Sub-Adviser)
High Yield Bond Fund(a) (McKay Shields)	n/a	n/a	n/a

* There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

The Funds’ investment sub-advisers (or their predecessors) received sub-advisory fees from BA Advisors for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 1999. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to BACAP and Marsico Capital are not shown, or broken out separately.

	Net Amount Paid	Amount Waived	Reimbursedby Adviser
Stock Funds (Sub-Adviser)
Classic Value Fund* (Brandes)	n/a	n/a	n/a
International/Global Stock Funds (Sub-Adviser)
Global Value Fund* (Brandes)	n/a	n/a	n/a
International Value Fund(a) (Brandes)	570,822	0	0
International Equity Fund (Marsico Capital)
	n/a	n/a	n/a
Emerging Markets Fund (Gartmore)	288,796	0	0
Government & Corporate Bond Funds (Sub-Adviser)
High Yield Bond Fund* (a) (McKay Shields)	n/a	n/a	n/a

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

Co-Administrators and Sub-Administrator

Co-Administrators

Stephens and BA Advisors serve as Co-Administrators of each Company. The Co-Administrators serve under Co-Administration Agreements which provide that the Co-Administrators may receive, as compensation for their services, fees, computed daily and paid monthly, at the annual rate of: 0.10% of the Money Market Funds; 0.22% of the Government & Corporate Bond Funds, Municipal Bond Funds and International/Global Stock Funds; and 0.23% of the Stock Funds. Each percentage amount is of the average daily net assets of a Fund. BA Advisors also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

Pursuant to its Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to each Company, (iii) furnish corporate secretarial services to each Company, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to each Company with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund’s shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to each Company by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of each Company’s operations. Stephens bears all expenses incurred in connection with the performance of its services.

Also, pursuant to its Co-Administration Agreement, BA Advisors has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund’s net asset value and net income, (iii) accumulate information required for each Company’s reports to shareholders and the SEC, (iv) prepare and file each Company’s federal and state tax returns, (v) perform monthly compliance testing for each Company, and (vi) prepare and furnish each Company monthly broker security transaction summaries and transaction listings and performance information. BA Advisors bears all expenses incurred in connection with the performance of its services.

The Co-Administration Agreement may be terminated by a vote of a majority of a Company’s Board Members, by Stephens or by BA Advisors, respectively, on 60 days’ written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreements provide that Stephens and BA Advisors shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either Stephens or BA Advisors.

Sub-Administrator

BNY serves as Sub-Administrator for the Funds pursuant to Sub-Administration Agreements. Pursuant to their terms, BNY assists Stephens and BA Advisors in supervising, coordinating and monitoring various aspects of the Funds’ administrative operations. For providing such services, BNY is entitled to receive a monthly fee from Stephens and BA Advisors based on an annual rate of the Funds’ average daily net assets, as shown below.

Money Market Funds
Breakpoints	Rate
< or equal to $2 billion	0.0100%
>$2 billion to $3 billion	0.0075%
In excess of $3 billion	0.0025%

Municipal Funds
Breakpoints	Rate
< or equal to $500 million	0.0450%
>$500 million to $1 billion	0.0350%
> $1 billion to $1.25 billion	0.0225%
> $1.25 billion to $1.5 billion	0.0100%
In excess of $1.5 billion	0.0050%

Government & Corporate Bond Funds
Breakpoints	Rate
< or equal to $500 million	0.0450%
> $500 million to $1 billion	0.0350%
> $1 billion to $1.25 billion	0.0225%
> $1.25 billion to $1.5 billion	0.0100%
In excess of $1.5 billion	0.0050%

Domestic Stock Funds
Breakpoints	Rate
< or equal to $500 million	0.0550%
> $500 million to $1 billion	0.0450%
> $1 billion to $1.5 billion	0.0250%
$1.5 billion to $2 billion	0.0150%
In excess of $2 billion	0.0050%

International/Global Stock Funds
Breakpoints	Rate
< or equal to $500 million	0.0600%
> $500 million to $1 billion	0.0500%
> $1 billion to $1.25 billion	0.0400%
> $1.25 billion to $1.5 billion	0.0300%
In excess of $1.5 billion	0.0050%

Co-Administration and Sub-Administration Fees Paid

The table set forth below states the net co-administration fees paid to BA Advisors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2001.

	Net Co-Administration Fees Paid to BA Advisors by the Fund(a)	Net Co-Administration Fees Paid to Stephens by the Fund(a)	Net Sub-Administration Fees Paid to BNY by the Fund(a)
Money Market Funds
Prime Fund	$574,998	$3,740,842	$484,901
Treasury Fund	176,445	1,090,998	198,548
Government Money Market Fund	44,294	274,409	48,907
Tax Exempt Fund	251,550	1,572,011	274,119
Cash Reserves	7,732,817	3,291,794	1,523,440
Treasury Reserves	1,256,962	561,689	568,459
Money Market Reserves	1,315,239	611,718	582,038
Government Reserves	68,412	185,375	255,082
Municipal Reserves	23,818	115,259	174,081
California Reserves	22,788	133,051	200,229
Stock Funds
Convertible Securities Fund	444,005	251,491	231,736
Asset Allocation Fund	448,718	253,325	235,037
Equity Income Fund	577,745	326,083	303,080
Classic Value Fund*	n/a	n/a	n/a
LargeCap Value Fund*	n/a	n/a	n/a
MidCap Value Fund*	n/a	n/a	n/a
Value Fund	1,433,242	900,989	659,853
Blue Chip Fund	552,179	573,754	512,137
Strategic Growth Fund	1,355,798	857,222	619,845
Marsico Growth & Income Fund	61,562	388,324	349,663
Capital Growth Fund	905,578	525,220	462,859
Aggressive Growth Fund	333,801	187,545	176,330
Marsico Focused Equities Fund	226,551	1,895,698	820,150
MidCap Growth Fund	385,056	217,631	200,935
Marsico 21st Century Fund	n/a	n/a	n/a
Small Company Fund	959,959	558,019	486,530
Financial Services Fund*	n/a	n/a	n/a
International/Global Stock Funds
Global Value Fund*	n/a	n/a	n/a
International Value Fund	760,259	674,374	715,033
International Equity Fund	565,704	377,487	656,412
Marsico International Opportunities Fund	n/a	n/a	n/a
Emerging Markets Fund	52,473	20,930	31,427
Index Funds
LargeCap Index Fund	2,808,051	2,213,197	846,333
MidCap Index Fund	430,054	(127,306)	225,048
SmallCap Index Fund	247,120	139,776	128,695
Managed Index Fund	557,521	314,830	292,997
Government & Corporate Bond Funds
Short-Term Income Fund	421,202	237,016	182,290
Short-Intermediate Government Fund	613,022	348,268	261,944
Government Securities Fund	246,498	100,050	106,188
Intermediate Bond Fund	58,561	36,520	46,205
Bond Fund	2,480,212	1,844,144	625,739
Strategic Income Fund	264,204	149,245	113,775
High Yield Bond Fund	20,641	(155,359)	21,545
Municipal Bond Funds
Short-Term Municipal Income Fund	137,454	52,583	59,336
Intermediate Municipal Bond Fund	1,212,901	522,003	465,628
Municipal Income Fund	910,700	372,166	369,251
California Bond Fund	204,486	78,239	88,218
Florida Intermediate Bond Fund	248,904	95,419	107,251
Florida Bond Fund	155,583	59,497	67,150
Georgia Intermediate Bond Fund	155,884	59,628	67,286
Georgia Bond Fund	29,485	11,277	12,721
Kansas Income Fund	n/a	n/a	n/a
Maryland Intermediate Bond Fund	217,695	83,347	93,908
Maryland Bond Fund	40,378	15,450	17,413
North Carolina Intermediate Bond Fund	212,876	81,419	91,891
North Carolina Bond Fund	43,592	16,678	18,808
South Carolina Intermediate Bond Fund	259,353	99,225	111,914
South Carolina Bond Fund	39,977	15,279	17,257
Tennessee Intermediate Bond Fund	52,618	20,112	22,726
Tennessee Bond Fund	11,306	4,314	4,886
Texas Intermediate Bond Fund	333,003	127,052	144,046
Texas Bond Fund	14,909	5,700	6,436
Virginia Intermediate Bond Fund	327,998	125,571	141,477
Virginia Bond Fund	31,794	12,179	13,704
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio	0	0	0
LifeGoal Growth Portfolio	0	0	0
LifeGoal Income and Growth Portfolio	0	0	0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a)A certain amount of co-administration fees and sub-administration fees are also paid at the Master Portfolio level.

The table set forth below states the net co-administration fees paid to BA Advisors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2000.

	Net Co-Administration Fees Paid to BA Advisors by the Fund(a)	Net Co-Administration Fees Paid to Stephens by the Fund(a)	Net Sub-Administration Fees Paid to BNY by the Fund(a)
Money Market Funds
Prime Fund	$593,138	$3,529,994	$659,433
Treasury Fund	209,505	1,215,399	264,326
Government Money Market Fund	47,442	274,853	59,736
Tax Exempt Fund	282,587	1,384,832	257,352
Cash Reserves	1,113,257	2,010,983	1,294,123
Treasury Reserves	227,937	448,018	650,728
Money Market Reserves	17,089	241,385	375,048
Government Reserves	0	126,655	210,738
Municipal Reserves	(199)	98,213	163,412
California Reserves	(49,171)	109,923	183,206
Stock Funds
Convertible Securities Fund	331,021	179,186	180,558
Asset Allocation Fund	360,382	196,260	196,572
Equity Income Fund	620,120	391,816	391,324
Classic Value Fund*	n/a	n/a	n/a
LargeCap Value Fund*	n/a	n/a	n/a
MidCap Value Fund*	n/a	n/a	n/a
Value Fund	1,883,413	1,490,058	885,891
Blue Chip Fund	371,641	259,581	469,361
Strategic Growth Fund	475,051	278,951	279,665
Marsico Growth & Income Fund	181,239	212,496	212,943
Capital Growth Fund	842,870	518,471	519,822
Aggressive Growth Fund	487,245	303,701	303,339
Marsico Focused Equities Fund	647,723	849,604	672,587
MidCap Growth Fund	259,259	156,640	157,660
Marsico 21st Century Fund*	n/a	n/a	n/a
Small Company Fund	615,968	360,306	361,001
Financial Services Fund*	n/a	n/a	n/a
International/Global Stock Funds
Global Value Fund*	n/a	n/a	n/a
International Value Fund	294,060	169,114	296,329
International Equity Fund	588,271	(42,082)	629,092
Marsico International Opportunities Fund*	n/a	n/a	n/a
Emerging Markets Fund	35,672	13,984	24,755
Index Funds
LargeCap Index Fund	1,031,332	641,390	620,995
MidCap Index Fund*	n/a	n/a	n/a
SmallCap Index Fund	198,238	122,199	122,303
Managed Index Fund	688,841	427,658	427,965
Government & Corporate Bond Funds
Short-Term Income Fund	409,185	252,740	210,308
Short-Intermediate Government Fund	577,009	359,425	299,160
Government Securities Fund	205,715	124,194	103,347
Intermediate Bond Fund	44,794	(126,787)	39,378
Bond Fund	1,742,529	1,282,937	695,519
Strategic Income Fund	227,764	150,040	124,984
High Yield Bond Fund*	n/a	n/a	n/a
Municipal Bond Funds
Short-Term Municipal Income Fund	115,124	47,452	59,184
Intermediate Municipal Bond Fund	860,494	356,849	445,145
Municipal Income Fund	616,848	255,948	319,268
California Bond Fund	180,645	65,472	82,112
Florida Intermediate Bond Fund	228,065	94,817	118,295
Florida Bond Fund	142,783	59,301	74,010
Georgia Intermediate Bond Fund	145,010	60,248	75,148
Georgia Bond Fund	23,126	9,520	11,879
Kansas Income Fund*	n/a	n/a	n/a
Maryland Intermediate Bond Fund	193,877	80,206	100,043
Maryland Bond Fund	34,857	14,336	17,889
North Carolina Intermediate Bond Fund	192,601	79,902	99,677
North Carolina Bond Fund	40,396	16,677	20,797
South Carolina Intermediate Bond Fund	245,858	102,081	127,349
South Carolina Bond Fund	31,020	12,452	15,529
Tennessee Intermediate Bond Fund	50,260	20,860	26,021
Tennessee Bond Fund	10,322	4,275	5,331
Texas Intermediate Bond Fund	356,530	148,383	185,113
Texas Bond Fund	14,400	6,017	7,510
Virginia Intermediate Bond Fund	278,270	114,867	143,281
Virginia Bond Fund	26,738	11.021	13,748
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio	0	0	0
LifeGoal Growth Portfolio	0	0	0
LifeGoal Income and Growth Portfolio	0	0	0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) A certain amount of co-administration fees and sub-administration fees are also paid at the Master Portfolio level.

Co-administration and sub-administration fees (based upon current contractual arrangements) are not shown for the fiscal year ended March 31, 1999 because such arrangements had not been in effect for this fiscal year.

Other Agreements

Because this SAI combines disclosures on four separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this SAI concerning another investment company. NFT, NFI, NR, and NFST have entered into a cross-indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this SAI.

12b-1 Plans

The Companies have adopted a Rule 12b-1, or distribution plan, for the Investor A, Investor B, Investor C, Daily Shares, Investor Shares, Liquidity Shares, Market Shares and Service Shares of the Funds that offer those classes. See "Capital Stock—Description of Shares" for information about which Funds offer which classes of shares.

With respect to a Fund’s Investor A Shares, the Companies have adopted combined distribution and shareholder servicing plans. The Investor A Distribution and Shareholder Servicing Plans provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

With respect to a Fund’s Investor B Shares, the Companies have adopted distribution plans. The Investor B Distribution Plans provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor B Shares of the Money Market Funds and up to 0.75% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds. Stephens has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Investor B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Investor B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

With respect to a Fund’s Investor C Shares, the Companies have adopted distribution plans. The Investor C Distribution Plans provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor C Shares of the Money Market Funds and up to 0.75% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

With respect to a Fund’s Daily Shares, the Companies have adopted distribution plans. The Daily Distribution Plans provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.45% (on an annualized basis) of the average daily net asset value of the Daily Shares of the Funds (except the NR Money Market Funds) and up to 0.35% (on an annualized basis) of the average daily net asset value of the NR Money Market Funds.

With respect to a Fund’s Liquidity Shares, NR has adopted a distribution plan. The Liquidity Distribution Plan provides that a Fund may pay the Distributor up to 0.30% (on an annualized basis) of the average daily net asset value of the Liquidity Shares of the Funds and up to 0.35% (on an annualized basis) of Treasury Reserves, that the Distributor may use to compensate certain financial institutions which provide administrative and/or distribution services.

With respect to a Fund’s Market Shares, NR has adopted a distribution plan. The Market Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.20% (on an annualized basis) of the average daily net asset value of the Daily Shares of the Funds.

With respect to a Fund’s Service Class Shares, NR has adopted a distribution plan. The Service Class Distribution Plan provides that a Fund may pay the Distributor up to 0.75% (on an annualized basis) of the average daily net asset value of the Service Class Shares of the Funds, that the Distributor may use to compensate Selling Agents.

Payments under the Investor A Distribution Plans, Investor B Distribution Plans, Investor C Distribution Plans, Daily Class Distribution Plans, Market Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

Payments under the Market Class Distribution Plan may be made with respect to the following: (i) to compensate Selling Agents for providing distribution assistance relating to that shares; (ii) for promotional activities intended to result in the sale of the shares such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders; and (iii) to compensate Selling Agents for providing distribution services with regard to their customers who are, from time to time, beneficial, and record owners of shares.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Board Members, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous year to be carried over to the current year from August 1, 2001 to July 31, 2002.

The Funds participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

For the Investor A Distribution and Shareholder Servicing Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:
	Advertising	Printing and Mailing of Prospectuses to Shareholders Other than Current Shareholder	Compensation to Distributo	Compensation to Broker/ Dealer	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
Money Market Funds
Prime Fund	$0	$0	$601,971	$0	$0	$0
Treasury Fund	0	0	910,281	0	0	0
Government Money Market Fund	0	0	19,113	0	0	0
Tax Exempt Fund	0	0	44,393	0	0	0
Domestic Stock Funds
Convertible Securities Fund	0	0	858,952	0	0	0
Asset Allocation Fund	0	0	558,181	0	0	0
Equity Income Fund	0	0	70,750	0	0	0
Classic Value Fund*	0	0	n/a	0	0	0
LargeCap Value Fund*	n/a	n/a	n/a	n/a	n/a	n/a
MidCap Value Fund*	n/a	n/a	n/a	n/a	n/a	n/a
Value Fund	0	0	200,377	0	0	0
Blue Chip Fund	0	0	1,677,464	0	0	0
Strategic Growth Fund	0	0	29,057	0	0	0
Marsico Growth & Income Fund	0	0	459,345	0	0	0
Capital Growth Fund	0	0	127,392	0	0	0
Aggressive Growth Fund	0	0	95,276	0	0	0
Marsico Focused Equities Fund	0	0	1,683,439	0	0	0
MidCap Growth Fund	0	0	51,544	0	0	0
Marsico 21st Century Fund*	0	0	n/a	0	0	0
Small Company Fund	0	0	502,493	0	0	0
Financial Services Fund*	0	0	n/a	0	0	0
International/Global Stock Funds
Global Value Fund*	0	0	n/a	0	0	0
International Value Fund	0	0	711,910	0	0	0
International Equity Fund	0	0	106,607	0	0	0
Marsico International Opportunities Fund*	0	0	n/a	0	0	0
Emerging Markets Fund	0	0	7,726	0	0	0
Index Funds
LargeCap Index Fund	0	0	76,352	0	0	0
MidCap Index Fund	0	0	81	0	0	0
SmallCap Index Fund	0	0	17,672	0	0	0
Managed Index Fund	0	0	109,799	0	0	0
Government & Corporate Bond Funds
Short-Term Income Fund	0	0	22,169	0	0	0
Short-Intermediate Gov’t Fund	0	0	99,118	0	0	0
Government Securities Fund	0	0	139,121	0	0	0
Intermediate Bond Fund	0	0	151,166	0	0	0
Bond Fund	0	0	62,445	0	0	0
Strategic Income Fund	0	0	71,516	0	0	0
High Yield Bond Fund	0	0	7,273	0	0	0
Municipal Bond Funds
Short-Term Municipal Income Fund	0	0	52,386	0	0	0
Intermediate Municipal Bond Fund	0	0	46,231	0	0	0
Municipal Income Fund	0	0	84,400	0	0	0
California Bond Fund	0	0	352,398	0	0	0
Florida Int. Bond Fund	0	0	19,210	0	0	0
Florida Bond Fund	0	0	116,285	0	0	0
Georgia Int. Bond Fund	0	0	29,969	0	0	0
Georgia Bond Fund	0	0	4,501	0	0	0
Kansas Income Fund	0	0	2,318	0	0	0
Maryland Int. Bond Fund	0	0	42,270	0	0	0
Maryland Bond Fund	0	0	5,172	0	0	0
North Carolina Int. Bond Fund	0	0	25,588	0	0	0
North Carolina Bond Fund	0	0	5,226	0	0	0
South Carolina Int. Bond Fund	0	0	40,197	0	0	0
South Carolina Bond Fund	0	0	2,515	0	0	0
Tennessee Int. Bond Fund	0	0	19,815	0	0	0
Tennessee Bond Fund	0	0	4,045	0	0	0
Texas Int. Bond Fund	0	0	10,269	0	0	0
Texas Bond Fund	0	0	820	0	0	0
Virginia Int. Bond Fund	0	0	111,343	0	0	0
Virginia Bond Fund	0	0	1,609	0	0	0
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio	0	0	7,383	0	0	0
LifeGoal Growth Portfolio	0	0	17,077	0	0	0
LifeGoal Inc. and Growth Portfolio	0	0	2,349	0	0	0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

For the Investor B Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:
	Advertising	Printing and Mailing of Prospectuses to Shareholders Other than Current Shareholders	Compensation to Distributor	Compensation to Broker/ Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges

Money Market Funds
Prime Fund	0	0	n/a	0	0	0
Treasury Fund	0	0	n/a	0	0	0
Government Money Market Fund	0	0	n/a	0	0	0
Tax Exempt Fund	0	0	n/a	0	0	0
Cash Reserves	0	0	93,410	0	0	0
Treasury Reserves	0	0	1,384	0	0	0
Money Market Reserves	0	0	20,719	0	0	0
Government Reserves	0	0	2,589	0	0	0
Municipal Reserves	0	0	688	0	0	0
California Reserves	0	0	122	0	0	0
Domestic Stock Funds
Convertible Securities Fund	0	0	190,285	0	0	0
Asset Allocation Fund	0	0	889,535	0	0	0
Equity Income Fund	0	0	448,688	0	0	0
Classic Value Fund*	0	0	n/a	0	0	0
LargeCap Value Fund*	n/a	n/a	n/a	n/a	n/a	n/a
MidCap Value Fund*	n/a	n/a	n/a	n/a	n/a	n/a
Value Fund	0	0	812,168	0	0	0
Blue Chip Fund	0	0	644,861	0	0	0
Strategic Growth Fund	0	0	52,293	0	0	0
Marsico Growth & Income Fund	0	0	2,184,816	0	0	0
Capital Growth Fund	0	0	489,326	0	0	0
Aggressive Growth Fund	0	0	226,422	0	0	0
Marsico Focused Equities Fund	0	0	7,052,386	0	0	0
MidCap Growth Fund	0	0	375,205	0	0	0
Marsico 21st Century Fund*	0	0	n/a	0	0	0
Small Company Fund	0	0	104,275	0	0	0
Financial Services Fund*	0	0	n/a	0	0	0
International/Global Stock Funds
Global Value Fund*	0	0	n/a	0	0	0
International Value Fund	0	0	522,856	0	0	0
International Equity Fund	0	0	200,940	0	0	0
Marsico Int. Opportunities Fund*	0	0	n/a	0	0	0
Emerging Markets Fund			18,332
Index Funds
LargeCap Index Fund	0	0	n/a	0	0	0
MidCap Index Fund	0	0	n/a	0	0	0
SmallCap Index Fund	0	0	n/a	0	0	0
Managed Index Fund	0	0	n/a	0	0	0
Government & Corporate Bond Funds
Short-Term Income Fund	0	0	20,066	0	0	0
Short-Int. Government Fund	0	0	55,975	0	0	0
Government Securities Fund	0	0	192,311	0	0	0
Intermediate Bond Fund	0	0	4,007	0	0	0
Bond Fund	0	0	42,261	0	0	0
Strategic Income Fund	0	0	384,150	0	0	0
High Yield Bond Fund	0	0	82,526	0	0	0
Municipal Bond Funds
Short-Term Municipal Income Fund	0	0	40,674	0	0	0
Intermediate Municipal Bond Fund	0	0	19,259	0	0	0
Municipal Income Fund	0	0	65,495	0	0	0
California Bond Fund	0	0	34,423	0	0	0
Florida Int. Bond Fund	0	0	31,529	0	0	0
Florida Bond Fund	0	0	86,272	0	0	0
Georgia Int. Bond Fund	0	0	50,181	0	0	0
Georgia Bond Fund	0	0	73,732	0	0	0
Kansas Income Fund	0	0	1,108	0	0	0
Maryland Int. Bond Fund	0	0	40,500	0	0	0
Maryland Bond Fund	0	0	121,091	0	0	0
North Carolina Int. Bond Fund	0	0	38,635	0	0	0
North Carolina Bond Fund	0	0	135,569	0	0	0
South Carolina Int. Bond Fund	0	0	53,300	0	0	0
South Carolina Bond Fund	0	0	64,307	0	0	0
Tennessee Int. Bond Fund	0	0	11,688	0	0	0
Tennessee Bond Fund	0	0	28,419	0	0	0
Texas Int. Bond Fund	0	0	15,381	0	0	0
Texas Bond Fund	0	0	39,948	0	0	0
Virginia Int. Bond Fund	0	0	66,247	0	0	0
Virginia Bond Fund	0	0	78,682	0	0	0
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio	0	0	82,225	0	0	0
LifeGoal Growth Portfolio	0	0	83,367	0	0	0
LifeGoal Inc. and Growth Portfolio	0	0	34,402	0	0	0

For the Investor C Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:
	Advertising	Printing and Mailing of Prospectuses to Shareholders Other than Current Shareholders	Compensation to Distributor	Compensation to Broker/ Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
Money Market Funds
Prime Fund	0	0	n/a	0	0	0
Treasury Fund	0	0	n/a	0	0	0
Government Money Market Fund	0	0	n/a	0	0	0
Tax Exempt Fund	0	0	n/a	0	0	0
Cash Reserves	0	0	5,025	0	0	0
Treasury Reserves	0	0	0	0	0	0
Money Market Reserves	0	0	269	0	0	0
Government Reserves	0	0	1,626	0	0	0
Municipal Reserves	0	0	16	0	0	0
California Reserves	0	0	0	0	0	0
Domestic Stock Funds
Convertible Securities Fund	0	0	45,634	0	0	0
Asset Allocation Fund	0	0	19,671	0	0	0
Equity Income Fund	0	0	27,527	0	0	0
Classic Value Fund*	0	0	n/a	0	0	0
LargeCap Value Fund*	n/a	n/a	n/a	n/a	n/a	n/a
MidCap Value Fund*	n/a	n/a	n/a	n/a	n/a	n/a
Value Fund	0	0	70,328	0	0	0
Blue Chip Fund	0	0	140,859	0	0	0
Strategic Growth Fund	0	0	17,074	0	0	0
Marsico Growth & Income Fund	0	0	277,933	0	0	0
Capital Growth Fund	0	0	33,507	0	0	0
Aggressive Growth Fund	0	0	7,963	0	0	0
Marsico Focused Equities Fund	0	0	1,886,414	0	0	0
MidCap Growth Fund	0	0	24,644	0	0	0
Marsico 21st Century Fund*	0	0	n/a	0	0	0
Small Company Fund	0	0	26,007	0	0	0
Financial Services Fund*	0	0	n/a	0	0	0
International/Global Stock Funds
Global Value Fund*	0	0	n/a	0	0	0
International Value Fund	0	0	196,403	0	0	0
International Equity Fund	0	0	8,969	0	0	0
Marsico International Opportunities Fund*	0	0	n/a	0	0	0
Emerging Markets Fund	0	0	638	0	0	0
Index Funds
LargeCap Index Fund	0	0	n/a	0	0	0
MidCap Index Fund	0	0	n/a	0	0	0
SmallCap Index Fund	0	0	n/a	0	0	0
Managed Index Fund	0	0	n/a	0	0	0
Government & Corporate Bond Funds
Short-Term Income Fund	0	0	5,611	0	0	0
Short-Int. Government Fund	0	0	4,614	0	0	0
Government Securities Fund	0	0	2,342	0	0	0
Intermediate Bond Fund	0	0	929	0	0	0
Bond Fund	0	0	7,441	0	0	0
Strategic Income Fund	0	0	10,037	0	0	0
High Yield Bond Fund	0	0	4,626	0	0	0
Municipal Bond Funds
Short-Term Municipal Income Fund	0	0	10,252	0	0	0
Intermediate Municipal Bond Fund	0	0	4,048	0	0	0
Municipal Income Fund	0	0	9,538	0	0	0
California Bond Fund	0	0	4,271	0	0	0
Florida Int. Bond Fund	0	0	1,110	0	0	0
Florida Bond Fund	0	0	285	0	0	0
Georgia Int. Bond Fund	0	0	5,624	0	0	0
Georgia Bond Fund	0	0	427	0	0	0
Kansas Income Fund	0	0	0	0	0	0
Maryland Int. Bond Fund	0	0	2,291	0	0	0
Maryland Bond Fund	0	0	1,675	0	0	0
North Carolina Int. Bond Fund	0	0	612	0	0	0
North Carolina Bond Fund	0	0	441	0	0	0
South Carolina Int. Bond Fund	0	0	15,772	0	0	0
South Carolina Bond Fund	0	0	321	0	0	0
Tennessee Int. Bond Fund	0	0	24	0	0	0
Tennessee Bond Fund	0	0	1,139	0	0	0
Texas Int. Bond Fund	0	0	21	0	0	0
Texas Bond Fund	0	0	647	0	0	0
Virginia Int. Bond Fund	0	0	5,477	0	0	0
Virginia Bond Fund	0	0	87	0	0	0
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio	0	0	14,087	0	0	0
LifeGoal Growth Portfolio	0	0	15,684	0	0	0
LifeGoal Inc. and Growth Portfolio	0	0	7,728	0	0	0

For the Daily Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:
	Advertising	Printing and Mailing of Prospectuses to Shareholders Other than Current Shareholders	Compensation to Distributor	Compensation to Broker/ Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
Money Market Funds
Prime Fund	0	0	2,692,512	0	0	0
Treasury Fund	0	0	262,371	0	0	0
Government Money Market Fund	0	0	58,735	0	0	0
Tax Exempt Fund	0	0	248,613	0	0	0
Cash Reserves	0	0	41,202,781	0	0	0
Treasury Reserves	0	0	3,264,301	0	0	0
Money Market Reserves	0	0	16,643	0	0	0
Government Reserves	0	0	794,080	0	0	0
Municipal Reserves	0	0	1,752,701	0	0	0
California Reserves	0	0	2,438,478	0	0	0

For the Investor Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:
	Advertising	Printing and Mailing of Prospectuses to Shareholders Other than Current Shareholders	Compensation to Distributor	Compensation to Broker/ Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
Money Market Funds
Cash Reserves	0	0	7,631,768	0	0	0
Treasury Reserves	0	0	992,523	0	0	0
Money Market Reserves	0	0	34,227	0	0	0
Government Reserves	0	0	164,500	0	0	0
Municipal Reserves	0	0	56,260	0	0	0
California Tax-Exempt Reserves	0	0	267,712	0	0	0

For the Liquidity Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:
	Advertising	Printing and Mailing of Prospectuses to Shareholders Other than Current Shareholders	Compensation to Distributor	Compensation to Broker/ Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
Money Market Funds
Cash Reserves	0	0	0	0	0	0
Treasury Reserves	0	0	0	0	0	0
Money Market Reserves	0	0	0	0	0	0
Government Reserves	0	0	0	0	0	0
Municipal Reserves	0	0	0	0	0	0
California Reserves	0	0	0	0	0	0

For the Market Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:
	Advertising	Printing and Mailing of Prospectuses to Shareholders Other than Current Shareholders	Compensation to Distributor	Compensation to Broker/ Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
Money Market Funds
Cash Reserves	0	0	6,072,371	0	0	0
Treasury Reserves	0	0	2,910,085	0	0	0
Money Market Reserves	0	0	2,763,633	0	0	0
Government Reserves	0	0	892,218	0	0	0
Municipal Reserves	0	0	326,317	0	0	0
California Reserves	0	0	0	0	0	0

For the Service Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:
	Advertising	Printing and Mailing of Prospectuses to Shareholders Other than Current Shareholders	Compensation to Distributor	Compensation to Broker/ Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
Money Market Funds
Cash Reserves	0	0	5,155,560	0	0	0
Treasury Reserves	0	0	2,081,089	0	0	0
Money Market Reserves	0	0	1,155,956	0	0	0
Government Reserves	0	0	147,161	0	0	0
Municipal Reserves	0	0	58,752	0	0	0
California Tax-Exempt Reserves	0	0	(0)	0	0	0

Expenses

The Distributor and Co-Administrators furnish, without additional cost to each Company, the services of the Treasurer and Secretary of each Company and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of each Company’s affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of each Company’s shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans relating to the Investor A, Investor B or Investor C Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by each Company.

Each Company pays or causes to be paid all other expenses of each Company, including, without limitation: the fees of the Adviser, the Distributor, Co-Administrators and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by each Company for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by each Company; brokerage commissions chargeable to each Company in connection with Fund securities transactions to which a Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by each Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of each Company and its Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of each Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to each Company’s shareholders; all expenses of shareholders’ and directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of each Company’s shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to each Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of each Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Company’s operation unless otherwise explicitly assumed by the Adviser), the Co-Administrators or Sub-Administrator.

Expenses of each Company which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund of each Company based upon the relative net assets of each class or Fund. Expenses of each Company which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of each Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

Other Service Providers

Transfer Agents and Custodians

PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Fund’s shares. Under the Transfer Agency Agreements, the Transfer Agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Companies, and distributes dividends and distributions payable by the Companies to shareholders, and produces statements with respect to account activity for the Companies and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for each Company during the month and is reimbursed for out-of-pocket expenses.

Bank of America serves as Sub-Transfer Agent for each Fund’s Primary A, Primary B Shares, Trust Class Shares and Capital Class Shares.

BNY 100 Church Street, New York, N.Y. 10286 serves as Custodian for the Funds’ assets. As Custodian, BNY maintains the Funds’ securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards retain the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories. The Boards have delegated the responsibility for selecting foreign compulsory depositories to BA Advisors.

Independent Accountants

The Companies issue unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Funds fiscal year ended March 31, 2001 have been audited by PwC. The Boards have selected PwC, 1177 Avenue of the Americas, New York, New York 10036, as each Company’s independent accountant to audit the Companies books and review their tax returns for the fiscal year ended March 31, 2002.

The Funds’ Annual Reports for the fiscal period ended March 31, 2001 are incorporated herein by reference into this SAI.

Counsel

Morrison & Foerster LLP serves as legal counsel to the Companies. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Boards, the Adviser (which in this context refers to the investment sub-adviser(s) as well who make the day to day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to a Company’s Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser’s staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser . Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Companies by improving the quality of the Adviser’s investment advice. The advisory fees paid by the Companies are not reduced because the Adviser receives such services.

Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided…viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s clients, including the Funds.

Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in the light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Companies will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the Distributor, the Adviser, the Administrator, the Co-Administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Companies will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the appropriate Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America Corporation, such as its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Companies have adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

Particularly given the breadth of the Adviser’s investment management activities, investment decisions for each Fund are not always made independently from those for each Company’s other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

Aggregate Brokerage Commissions
	Fiscal Year Ended March 31, 2001	Fiscal Year Ended March 31, 2000	Fiscal Year Ended March 31, 1999
Money Market Funds
Prime Fund	$0	$0	$0
Treasury Fund	0	0	0
Government Money Market Fund	0	0	0
Tax Exempt Fund	0	0	0
Cash Reserves	0	0	0
Treasury Reserves	0	0	0
Money Market Reserves	0	0	0
Government Reserves	0	0	0
Municipal Reserves	0	0	0
California Reserves	0	0	0
Stock Funds
Convertible Securities Fund	262,022	106,048	$235,157
Asset Allocation Fund	351,804	358,923	$213,085
Equity Income Fund	1,238,589	712,971	1,472,491
Classic Value Fund*	n/a	n/a	n/a
LargeCap Value Fund*	n/a	n/a	n/a
MidCap Value Fund*	n/a	n/a	n/a
Value Fund	5,004,600	4,529,543	2,871,137
Blue Chip Fund(a)	n/a	n/a	n/a
Strategic Growth Fund	1,355,837	411,252	96,069
Marsico Growth & Income Fund(a)	n/a	501,608	265,230
Capital Growth Fund	1,213,901	698,225	1,102,071
Aggressive Growth Fund	574,418	0	0
Marsico Focused Equities Fund(a)	n/a	2,288,935	830,511
MidCap Growth Fund	181,601	0	0
Marsico 21st Century Fund(a)	n/a	0	0
Small Company Fund	705,127	311,001	596,033
Financial Services Fund*	n/a	n/a	n/a
International/Global Stock Funds
Global Value Fund*	n/a	n/a	n/a
International Value Fund(a)	n/a	n/a	n/a
International Equity Fund(a)	n/a	975,342	2,201,631
Marsico International Opportunities Fund(a)	n/a	n/a	n/a
Emerging Markets Fund	206,024	132,465	35,689
Index Funds
LargeCap Index Fund	139,356	0	0
MidCap Index Fund	169,671	0	0
SmallCap Index Fund	291,972	256,848	$ 375,659
Managed Index Fund	533,076	467,939	313,849
Government & Corporate Bond Funds
Short-Term Income Fund	0	0	0
Short-Intermediate Government Fund	0	0	0
Government Securities Fund	0	0	0
Intermediate Bond Fund(a)	n/a	n/a	n/a
Bond Fund	0	0	0
Strategic Income Fund	0	0	0
High Yield Bond Fund(a)	n/a	n/a	n/a
Municipal Bond Funds
Short-Term Municipal Income Fund	0	0	0
Intermediate Municipal Bond Fund	0	0	0
Municipal Income Fund	0	0	0
California Bond Fund	0	0	0
Florida Intermediate Bond Fund	0	0	0
Florida Bond Fund	0	0	0
Georgia Intermediate Bond Fund	0	0	0
Georgia Bond Fund	0	0	0
Kansas Income Fund	0	0	0
Maryland Intermediate Bond Fund	0	0	0
Maryland Bond Fund	0	0	0
North Carolina Intermediate Bond Fund	0	0	0
North Carolina Bond Fund	0	0	0
South Carolina Intermediate Bond Fund	0	0	0
South Carolina Bond Fund	0	0	0
Tennessee Intermediate Bond Fund	0	0	0
Tennessee Bond Fund	0	0	0
Texas Intermediate Bond Fund	0	0	0
Texas Bond Fund	0	0	0
Virginia Intermediate Bond Fund	0	0	0
Virginia Bond Fund	0	0	0
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio	0	0	0
LifeGoal Growth Portfolio	0	0	0
LifeGoal Income and Growth Portfolio	0	0	0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a) Brokerage commissions are paid at the Master Portfolio level. If amounts are shown, it is for periods when the Fund was not a Feeder Fund.

Brokerage Commissions Paid to Affiliates

In certain instances the Funds pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

The Master Portfolios in which the Marsico Focused Equities Fund, Marsico Growth & Income Fund, Marsico 21st Century Fund and International Value Fund have paid brokerage commissions to affiliated broker/dealers for the fiscal year ended March 31, 2001 as shown in the statement of additional information for NMIT.

The following Funds have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2000 as follows:
Fund	Affiliated Broker/Dealer (relationship to Fund)	Aggregate Brokerage Commission	Percentage of Fund’s Aggregate Brokerage Commission Paid to Affiliated Broker/Dealer
Marsico Focused Equities Fund*	Banc of America Securities, Inc. (a broker/dealer subsidiary of Bank of America)	$221,646	9.68%
Marsico Growth & Income Fund*	Banc of America Securities, Inc. (a broker/dealer subsidiary of Bank of America)	$45,740	9.12%

*During the fiscal year ended March 31, 2000, Marsico Focused Equities Fund and Marsico Growth & Income Fund converted to Feeder Funds. The commission shown were paid while the Funds were operating on a stand-alone basis.

The following Funds have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 1999 as follows:
Fund	Affiliated Broker/Dealer (relationship to Fund)	Aggregate Brokerage Commission	Percentage of Fund’s Aggregate Brokerage Commission Paid to Affiliated Broker/Dealer
Marsico Focused Equities Fund*	Banc of America Montgomery Securities LLC (a securities underwriting subsidiary of Bank of America)	$56,267.46	6.77%
Marsico Focused Equities Fund*	Westminster Research Clearing NMS (a securities underwriting affiliate of Bank of America Corporation) ("NMS")	$1,361.74	0.16%
Marsico Focused Equities Fund*	NMS	$16,886.60	6.36%
Small Company Fund*	NMS	$7,212	1.21%

*During the fiscal year ended March 31, 2000, Marsico Focused Equities Fund and Marsico Growth & Income Fund converted to Feeder Funds. The commission shown were paid while the Funds were operating on a stand-alone basis.

No other Funds paid brokerage fees during the fiscal years ended March 31, 2001, 2000 and 1999.

Directed Brokerage

A Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund’s brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser. During the fiscal year ended March 31, 2001, the Funds directed brokerage transactions in this manner as follows:
	Amount of Transaction(s)	Related Commission(s)
Money Market Funds
Prime Fund	$0	$0
Treasury Fund	0	0
Government Money Market Fund	0	0
Tax Exempt Fund	0	0
Cash Reserves	0	0
Treasury Reserves	0	0
Money Market Reserves	0	0
Government Reserves	0	0
Municipal Reserves	0	0
California Reserves	0	0
Stock Funds
Convertible Securities Fund	31,190,382	51,011
Asset Allocation Fund	341,527,962	65,576
Equity Income Fund	552,220,649	589,064
Classic Value Fund*	n/a	n/a
LargeCap Value Fund*	n/a	n/a
MidCap Value Fund*	n/a	n/a
Value Fund	814,501,081	851,183
Blue Chip Fund(a)	n/a	n/a
Strategic Growth Fund	362,628,869	380,071
Marsico Growth & Income Fund(a)	n/a	n/a
Capital Growth Fund	456,686,170	399,879
Aggressive Growth Fund	245,118,673	217,660
Marsico Focused Equities Fund(a)	n/a	n/a
MidCap Growth Fund	67,124,709	81,230
Marsico 21st Century Fund(a)	n/a	n/a
Small Company Fund	34,609,505	51,470
Financial Services Fund*	n/a	n/a
International/Global Stock Funds
Global Value Fund*	n/a	n/a
International Value Fund(a)	n/a	n/a
International Equity Fund(a)	n/a	n/a
Marsico International Opportunities Fund(a)	n/a	n/a
Emerging Markets Fund	9,271,000	29,824
Index Funds
LargeCap Index Fund	0	0
MidCap Index Fund	4,072,119	2,395
SmallCap Index Fund	446,875	313
Managed Index Fund	11,551,567	4,698
Government & Corporate Bond Funds
Short-Term Income Fund	0	0
Short-Intermediate Government Fund	0	0
Government Securities Fund	0	0
Intermediate Bond Fund(a)	0	0
Bond Fund	0	0
Strategic Income Fund	0	0
High Yield Bond Fund(a)	0	0
Municipal Bond Funds
Short-Term Municipal Income Fund	0	0
Intermediate Municipal Bond Fund	0	0
Municipal Income Fund	0	0
California Bond Fund	0	0
Florida Intermediate Bond Fund	0	0
Florida Bond Fund	0	0
Georgia Intermediate Bond Fund	0	0
Georgia Bond Fund	0	0
Kansas Income Fund	0	0
Maryland Intermediate Bond Fund	0	0
Maryland Bond Fund	0	0
North Carolina Intermediate Bond Fund	0	0
North Carolina Bond Fund	0	0
South Carolina Intermediate Bond Fund	0	0
South Carolina Bond Fund	0	0
Tennessee Intermediate Bond Fund	0	0
Tennessee Bond Fund	0	0
Texas Intermediate Bond Fund	0	0
Texas Bond Fund	0	0
Virginia Intermediate Bond Fund	0	0
Virginia Bond Fund	0	0
LifeGoal Portfolios	0	0
LifeGoal Balanced Growth Portfolio	0	0
LifeGoal Growth Portfolio	0	0
LifeGoal Income and Growth Portfolio	0	0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a) Brokerage commissions are paid at the Master Portfolio level. If amounts are shown, it is for periods when the Fund was not a Feeder Fund.

Securities of Regular Broker/Dealers

In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Nations Funds Family. As of March 31, 2001, the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:
Fund	Broker/Dealer	Dollar Amount of Securities Held

Aggressive Growth Fund	Charles Schwab Corporation	631,834
Asset Allocation Fund	A.G. Edwards, Inc. J.P. Morgan Chase & Company Lehman Brothers Holdings Inc. Merrill Lynch & Company, Inc. Morgan Stanley Dean Witter & Company	74,000 1,845,839 1,053,360 1,312,980 695,500
Capital Growth Fund	Bank of New York Company, Inc. Merrill Lynch & Company, Inc. Morgan Stanley Dean Witter & Company	7,450,012 12,121,520 6,522,987
Equity Income Fund	J.P. Morgan Chase & Company	6,016,600
LargeCap Index Fund	J.P. Morgan Chase & Company Lehman Brothers Holdings Inc. Merrill Lynch & Company, Inc.	16,519,832 3,033,112 8,656,250
Managed Index Fund	Lehman Brothers Holdings Inc. Merrill Lynch & Company, Inc. Morgan Stanley Dean Witter & Company	1,617,660 2,022,100 1,642,450
Strategic Growth Fund	Bank of New York Company, Inc. Merrill Lynch & Company, Inc. Morgan Stanley Dean Witter & Company	24,128,831 17,975,915 11,697,775
Value Fund	Goldman Sachs Group, Inc. J.P. Morgan Chase & Company Merrill Lynch & Company, Inc.	15,913,700 18,094,700 17,229,400

Monies Paid to Broker/Dealers from the Adviser’s or Distributor’s Profit

In addition to payments received from the Funds, Selling or Servicing Agents may receive significant payments from the Adviser or Distributor, or their affiliates, in connection with the sale of Fund shares.

This information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

CAPITAL STOCK

Description of Shares of the Companies

The Companies’ Boards have authorized the issuance of the classes of shares of the Funds indicated below and may, in the future, authorize the creation of additional investment portfolios or classes of shares.

The Funds of NFT offer shares in the following classes:
Fund	Primary A Shares	Primary B Shares	Investor A Shares	Investor B Shares	Investor C Shares	Daily Shares
Money Market Funds
Government Money Market Fund	X		X	X	X	X
Tax Exempt Fund	X	X	X	X	X	X
Government & Corporate Bond Funds
Short-Term Income Fund	X	X	X	X	X
Short-Intermediate Government Fund	X	X	X	X	X
Bond Fund	X	X	X	X	X
Strategic Income Fund	X	X	X	X	X
Municipal Bond Funds
Short-Term Municipal Income Fund	X	X	X	X	X
Intermediate Municipal Bond Fund	X	X	X	X	X
Municipal Income Fund	X	X	X	X	X
State Bond Funds
Florida Intermediate Bond Fund	X	X	X	X	X
Florida Bond Fund	X	X	X	X	X
Georgia Intermediate Bond Fund	X	X	X	X	X
Georgia Bond Fund	X	X	X	X	X
Maryland Intermediate Bond Fund	X	X	X	X	X
Maryland Bond Fund	X	X	X	X	X
North Carolina Intermediate Bond Fund	X	X	X	X	X
North Carolina Bond Fund	X	X	X	X	X
South Carolina Intermediate Bond Fund	X	X	X	X	X
South Carolina Bond Fund	X	X	X	X	X
Tennessee Intermediate Bond Fund	X	X	X	X	X
Tennessee Bond Fund	X	X	X	X	X
Texas Intermediate Bond Fund	X	X	X	X	X
Texas Bond Fund	X	X	X	X	X
Virginia Intermediate Bond Fund	X	X	X	X	X
Virginia Bond Fund	X	X	X	X	X
Index Funds
Managed Index Fund	X	X	X	X
LargeCap Index Fund	X	X	X	X	X
SmallCap Index Fund	X	X	X	X
Stock Funds
Value Fund	X	X	X	X	X
Strategic Growth Fund	X		X	X	X
Capital Growth Fund	X	X	X	X	X
Aggressive Growth Fund	X	X	X	X	X
MidCap Growth Fund	X	X	X	X	X

The Funds of NFI offer shares in the following classes:
Fund	Primary A Shares	Primary B Shares	Investor A Shares	Investor B Shares	Investor C Shares	Daily Shares	Marsico Shares
Money Market Funds
Prime Fund	X	X	X	X	X	X	X
Treasury Fund	X	X	X	X	X	X
Stock Funds
Equity Income Fund	X	X	X	X	X
Small Company Fund	X	X	X	X	X

The Funds of NR offer shares in the following classes:
Fund	Service Class Shares	Daily Class Shares	Market Class Shares	Adviser Class Shares	Liquidity Class Shares	Daily Shares	Capital Class Shares	Investor Class Shares	Trust Shares	Institutional Class Shares
Money Market Funds
Cash Reserves	X	X	X	X	X	X	X	X	X	X
Money Market Reserves	X	X	X	X	X	X	X	X	X	X
Treasury Reserves	X	X	X	X	X	X	X	X	X	X
Government Reserves	X	X	X	X	X	X	X	X	X	X
Municipal Reserves	X	X	X	X	X	X	X	X	X	X
California Reserves	X	X	X	X	X	X	X	X	X	X
Fund	Primary A Shares	Primary B Shares	Investor A Shares	Investor B Shares	Investor C Shares
StateBond Fund
California Bond Fund	X		X	X	X
Government & Corporate Bond Fund
Intermediate Bond Fund	X		X	X	X
Stock Funds
Convertible Securities Fund	X		X	X	X
Blue Chip Fund	X	X	X	X	X
International/Global Stock Funds
International Value Fund	X		X	X	X
International Equity Fund	X		X	X	X
Emerging Markets Fund	X	X	X	X	X

The Funds of NFST offer shares in the following classes:
Fund	Primary A Shares	Primary B Shares	Investor A Shares	Investor B Shares	Investor C Shares
StateBond Fund
Kansas Income Fund	X		X	X	X
Government & Corporate Bond Funds
Government Securities Fund	X	X	X	X	X
High Yield Bond Fund	X	X	X	X	X
Stock Funds
Asset Allocation Fund	X		X	X	X
Convertible Securities Fund	X		X	X	X
Classic Value Fund	X		X	X	X
Blue Chip Fund	X	X	X	X	X
LargeCap Value Fund*	X		X	X	X
MidCap Value Fund*	X		X	X	X
Financial Services Fund	X		X	X	X
Marsico Focused Equities Fund	X		X	X	X
Marsico Growth & Income Fund	X		X	X	X
Marsico 21st Century Fund	X		X	X	X
Index Fund
MidCap Index Fund	X		X
International/Global Stock Funds
Marsico International Opportunities Fund	X		X	X	X
Global Value Fund	X		X	X	X
LifeGoal Portfolios (Funds of Funds)
LifeGoal Balanced Growth Portfolio	X		X	X	X
LifeGoal Growth Portfolio	X		X	X	X
LifeGoal Income and Growth Portfolio	X		X	X	X

NR’s Funds

NR’s Agreement and Declaration of Trust and By-Laws permit it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

In the event of the liquidation or dissolution of NR or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine. Shareholders have no preemptive or other right to receive, purchase or subscribe for any additional shares of a Fund. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds’ prospectuses. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by NR.

Shareholders have the power to vote only (i) for the election or removal of Board Members; (ii) with respect to any investment adviser; (iii) with respect to any termination of NR or a Fund; (iv) with respect to any amendment to the Agreement and Declaration of Trust; (v) generally to the same extent that stockholders of a Massachusetts business corporation; and (vi) with respect to such additional matters relating to NR as may be required by law, or as the Board Members determine.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of NR have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. NR is not required to hold, and has no present intention of holding, annual meetings of shareholders. Subject to certain conditions, shareholders have the right to ask the Secretary of NR to call special shareholder meetings.

Each Fund’s dividend, distribution and redemption policies can be found in its prospectus under the headings "About Your Investment—Information for investors—Buying, selling and exchanging shares" and "About Your Investment—Information for investors—Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of NR. However, NR’s Agreement and Declaration of Trust disclaims liability of the shareholders, Board Members, or officers of NR for acts or obligations of NR, which are binding only on the assets and property of NR, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by NR or the Board Members. NR’s Agreement and Declaration of Trust provides for indemnification out of NR property for all loss and expense of any shareholder held personally liable for the obligations of NR. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and NR itself is unable to meet its obligations.

NFT’s Funds

NFT’s Declaration of Trust and Code of Regulations permit it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

In the event of the liquidation or dissolution of NFT or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine. Shareholders have no preemptive or other right to receive, purchase or subscribe for any additional shares of a Fund. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds’ prospectuses. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by NFT.

Shareholders have the power to vote for: (i) the election of Board Members; (ii) to the same extent as the shareholders of a Massachusetts business corporation when considering whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of NFT or its shareholders; (iii) with respect to merger, consolidation or sales of assets; (iv) with respect to amending the Declaration of Trust; and (v) with respect to such additional matters and to the extent required by law, or as the Board Members may consider desirable. The Board may, without shareholder vote, terminate a Fund’s share class. Subject to certain conditions, shareholders have the right to ask the Secretary of NFT to call special shareholder meetings.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of NFT have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. NFT is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Each Fund’s dividend, distribution and redemption policies can be found in its prospectus under the headings "About Your Investment—Information for investors—Buying, selling and exchanging shares" and "About Your Investment—Information for investors—Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of NFT. However, NFT’s Declaration of Trust disclaims liability of the shareholders, Board Members, or officers of NFT for acts or obligations of NFT, which are binding only on the assets and property of NFT, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by NFT or the Board Members. NFT’s Declaration of Trust provides for indemnification out of NFT property for all loss and expense of any shareholder held personally liable for the obligations of NFT. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and NFT itself is unable to meet its obligations.

NFI’s Funds

NFI’s Articles of Incorporation (as amended by Articles Supplementary) and By-Laws permit it to issue full and fractional shares of capital stock of each Fund, with par value of $.001, and to issue shares of any class of a Fund as set forth in the NFI’s Articles of Incorporation (as amended by Articles Supplementary). Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

In the event of the liquidation or dissolution of NFI or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine. Shareholders have no preemptive rights. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds’ prospectuses. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust.

Shareholders have the power to vote for: (i) the removal of any Board Member prior to the expiration of his term for cause by the affirmative vote of a majority of all votes entitled to be case for the election of Board Members; and (ii) with respect to such additional matters and to the extent required by law, or as the Board Members may consider desirable. Subject to certain conditions, shareholders have the right to have the Secretary of NFI call special shareholder meetings.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of NFI have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. NFI is not required to hold, and has no present intention of holding, annual meetings of shareholders. In addition, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law.

Each Fund’s dividend, distribution and redemption policies can be found in the relevant prospectus under the headings "About Your Investment—Information for investors—Buying, selling and exchanging shares" and "About Your Investment—Information for investors—Distributions and taxes." However, when the Board, including a majority of the Independent Board Members, determines that the action is necessary for the business success and general welfare of NFI in order to reduce disproportionate and unduly burdensome expenses in the operation of NFI’s affairs, to achieve efficiencies in the administration of its activities, or to reduce or eliminate excessive expenditures and undue difficulties in servicing, accounting and reporting requirements with respect to the accounts of shareholders, it may order the redemption of all shares of the stock of NFI at the net asset value of such shares.

NFST’s Funds

NFST’s Amended and Restated Declaration of Trust permit it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

In the event of the liquidation or dissolution of NFST or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine. Shareholders have no preemptive or other right to receive, purchase or subscribe for any additional shares of a Fund. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds’ prospectuses. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by NFST.

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware business trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of NFST. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Board Members; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of NFST have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. NFST is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Each Fund’s dividend, distribution and redemption policies can be found in its prospectus under the headings "About Your Investment—Information for investors—Buying, selling and exchanging shares" and "About Your Investment—Information for investors—Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase, Redemption and Exchange

An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

Sales Charge Waivers

In addition to the categories of investors who do not have to pay a sales charge, which can be found in the Funds’ prospectuses (offering Investor A, Investor B and/or Investor C Shares) under the heading "When you might not have to pay a sales charge," the following category of investors does not have to pay either a front-end sales charge or contingent deferred sales charge on any purchase of Investor A, Investor B or Investor C Shares:

certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors.

Purchases and Redemptions

The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on the Funds’ behalf. These broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or if applicable a broker-dealer’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker-dealer or the broker’s authorized designee.

A Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. A Company also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of such Company’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

NFI, NFT, NR and NFST have elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Offering Price

Money Market Funds

The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by procedures adopted by the Boards. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

The net asset value per share of the Money Market Funds will be determined (unless the Funds close earlier) as of the following time on each day that the Federal Reserve Bank of New York and the NYSE are open:

California Reserves—as of 10:30 a.m., Eastern time.

Municipal Reserves, Government Money Market Fund and Tax Exempt Fund—12:00 Noon, Eastern time.

Government Reserves—as of 2:30 p.m., Eastern time.

Prime Fund and Treasury Fund—as of 3:00 p.m., Eastern time.

Cash Reserves, Money Market Reserves and Treasury Reserves—as of 5:00 p.m., Eastern time.

Each of the Money Market Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Boards have established procedures reasonably designed, taking into account current market conditions and each Money Market Fund’s investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund’s outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

Non-Money Market Funds

The share price of the Non-Money Market Funds is based on a Fund’s net asset value per share, which is calculated for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m.) on each day a Fund is open for business, unless a Board determines otherwise.

The value of a Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Companies’ valuation procedures. In general terms, the valuation procedures provide that: (i) exchange traded securities are valued at the last reported sales price on their primary exchange or the Nasdaq System, as reported by a reputable independent pricing service approved by the Adviser; (ii) non-exchange traded securities are valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers; (iii) debt securities are valued at prices obtained from a reputable independent pricing service approved by the Adviser. The service may value the debt securities relying not only on quoted prices, but also upon a consideration of additional factors such as yield, type of issue, coupon rate, and maturity; (iv) money market instruments are valued at amortized cost; (v) repurchase agreements are valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation; (vi) financial futures are valued at the latest reported sales price, forward foreign currency contracts are valued using market quotations from a widely used quotation system at the current cost of covering or off-setting the contract, exchange traded options are valued at the latest reported sales price and over-the-counter options will be valued using broker-dealer market quotations; and (vii) shares of open-end investment companies are valued at the latest net asset valued reported by the company.

Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by the Board of the Adviser’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

The Boards have determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliates where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

INFORMATION CONCERNING TAXES

The following information supplements and should be read in conjunction with the Funds’ prospectuses, which generally describe the federal income tax treatment of the Funds and their shareholders. Unless otherwise indicated, the use of the term "Fund" in this section generally shall be understood to include the Master Portfolio that any Feeder Fund may invest its assets.

General

The Companies intend to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to a Company as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses.

In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gain (generally, the excess of short-term capital gain over long-term capital loss) and certain other items, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes its investment company taxable income and net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss) to its shareholders, the Fund generally will not be subject to federal income taxation on such income and gain. For these purposes, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one taxable year and pays the distribution by January 31 of the following taxable year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 the first taxable year. Each Fund intends to distribute its income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain.

Equalization Accounting

A Fund may use the so-called "equalization accounting method" to allocate a portion of its "earnings and profits," as determined for federal income tax purposes (generally, a Fund’s net investment income and realized capital gains with certain adjustments), to redemption proceeds for such purposes. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

Excise Tax

A 4% nondeductible excise tax will be imposed on each Fund, other than to the extent of its tax-exempt interest income, to the extent it does not meet certain minimum distribution requirements of its income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.

Investment through Master Portfolios

The Master Portfolios corresponding to each of the Feeder Funds each will be treated as a partnership (or, in the event that a Feeder Fund is the sole investor in a Master Portfolio, as disregarded from the Feeder Fund) for federal income tax. The Master Portfolios will not be treated as regulated investment companies or otherwise taxable as a corporation under the Code. Under the rules applicable to partnerships (and disregarded entities), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will "pass-through" to its investors, regardless of whether the Master Portfolio distributes any amounts to its investors. Each investor in a Master Portfolio will be taxed on its share (as determined in accordance with the governing instruments of the particular Master Portfolio) of the Master Portfolio’s income and gains in determining its federal income tax liability. The Master Portfolios will be managed in such a manner such that an investor in a Master Portfolio can continue to qualify as a regulated investment company by investing substantially all of its assets through the Master Portfolio.

Taxation of Fund Investments

Except as otherwise noted, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses generally will be capital gains or losses. Such gains or losses generally will be long-term capital gains or losses if the Fund held the disposed securities for more than one year at the time of disposition of the securities.

In general, if a Fund purchases a debt obligation with original issue discount (generally at a price less than its principal amount), the Fund may be required to annually include in its taxable income a portion of the original issue discount as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligations. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Fund at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the 60%/40% rule.

Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. Each Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse federal income tax impact.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

Under Section 1260 of the Code, the amount of long-term capital gain a taxpayer may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the taxpayer would have had if the taxpayer owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income. A Fund does not anticipate engaging in any derivative transactions that would be subject to these rules.

If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund’s disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its indirect interest in the PFIC, if the Fund makes the available election.

Foreign Taxes

Income and dividends received by a Fund from foreign securities and gains realized by a Fund on the disposition of foreign securities may be subject to withholding and other taxes imposed by such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Stock Funds expect to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

Distributions, Generally

For federal income tax purposes, a Fund’s "earnings and profits," as determined for federal income tax purposes, will be determined at the end of the Fund’s taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as taxable distributions, subject to special rules applicable to the tax-exempt Funds discussed below. Thus, if during a taxable year a Fund’s declared distributions exceed the Fund’s earnings and profits (as determined at the end of the year), only that portion of the year’s distributions which equals the year’s earnings and profits will be deemed to have constituted a taxable distribution. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s basis in its Fund shares and then capital gain. It is expected that each Fund’s distributions will not exceed the Fund’s cumulative earnings and profits.

Capital Gain Distributions

Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Disposition of Fund Shares

In general, a disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange will result in a taxable capital gain or loss to the redeeming shareholder, depending on the amount received for the shares (or are deemed received in the case of an exchange) and the cost of the shares, and long-term capital gain or loss if the shareholder has held such Fund shares for greater than one year at the time of disposition.

If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund’s shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Federal Income Tax Rates

As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 39.1% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A maximum individual income tax rate of 18% on net capital gain will apply to the extent the gain is derived from investments acquired after December 31, 2000 and are held for more than five years. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several calendar years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Corporate Shareholders

Corporate shareholders of a Fund may be eligible for the dividends-received deduction on distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

Foreign Shareholders

Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons will apply. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

Backup Withholding

The Companies may be required to withhold, subject to certain exemptions, at a rate of 30.5% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies a Company that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on its federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to decrease in future years.

Tax-Deferred Plans

The Funds may be available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit shareholders to defer some of their income from taxes. Shareholders should contact their selling agents for details concerning retirement plans. The tax-exempt Funds are not suitable investments for such plans.

Special Tax Considerations Pertaining to all the Tax-Exempt Funds

If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund’s expenses in computing their AMT. In addition, Exempt-interest distributions paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder’s "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

Special Tax Considerations Pertaining to the California Funds

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds’ distributions and as to their own California state tax situation, in general.

Special Tax Considerations Pertaining to the Florida Funds

Florida does not impose a personal income tax. Thus individual shareholders of the Florida Funds will not be subject to any Florida income tax on distribution received from the Florida Funds. However, Florida does impose an income tax on corporations. Florida also imposes an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised NFT that shares in the Florida Funds shall not be subject to Florida’s intangible personal property tax if on January 1 of each tax year at least 90 percent of the net assets of the portfolio of such Florida Fund consists of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts.

The Florida Funds anticipate that at least 90 percent of the net assets of the portfolio will contain assets that are exempt from Florida’s intangible personal property tax on January 1 of each tax year. If the portfolio of a Florida Fund did not, however, meet this 90 percent test, the only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Florida Funds would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Shareholders of a Florida Fund should consult their own tax advisors with specific reference to their own tax situation if advised that a portion of the portfolio of such Fund consisted on January 1 of any year of assets which are not exempt from Florida’s annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

Special Tax Considerations Pertaining to the Georgia Funds

The portion of Nations Funds Georgia Funds exempt interest dividends paid to Georgia investors from interest received by the Georgia Funds from tax-exempt obligations of the State of Georgia or its political subdivisions or authorities and dividend distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia personal and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 (Section) 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follows the federal income tax treatment. Interest received by a Georgia resident received from non-Georgia municipal state bonds and dividends or distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

Special Tax Considerations Pertaining to the Kansas Income Fund

The Kansas Income Fund’s regular monthly dividends will not be subject to the Kansas income tax to the extent that they are paid out of income earned on Kansas municipal securities that are exempt from Kansas income taxes. The portion of dividends, if any, that is derived from interest on municipal securities or other obligations that are not exempt from Kansas income taxes will be subject to Kansas income tax. You will be subject to Kansas income tax to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange a fund’s shares and realize a capital gain on the transaction. Distributions treated as long-term capital gains for federal tax purposes are generally treated the same for Kansas state tax purposes.

Special Tax Considerations Pertaining to the Maryland Funds

The portion of a Maryland Fund’s exempt-interest dividends paid from interest received by such Funds from tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities ("Maryland Municipal Bonds") and distributions attributable to gains from Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland personal and corporate income taxes; any other dividends from a Maryland Fund will be subject to Maryland income tax. However, shareholders of a Maryland Fund that are financial institutions otherwise subject to Maryland financial institution franchise taxes (which taxes have been repealed for taxable years beginning after December 31,2000) will be subject to such taxes on distributions received from the Fund (including exempt-interest dividends). Shareholders will be informed annually regarding the portion of a Maryland Fund’s distributions that constitutes exempt-interest dividends and the portion that is exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from a Maryland Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of a Maryland Fund will not be subject to the Maryland personal property tax.

Special Tax Considerations Pertaining to the North Carolina Funds

The portion of a North Carolina Fund’s exempt interest dividends paid from interest received by such Fund from tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of a North Carolina Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 from their federal taxable income for purposes of determining their North Carolina taxable income. The North Carolina intangibles tax was repealed effective for taxable years beginning on or after January 1, 1995.

Special Tax Considerations Pertaining to the South Carolina Funds

The portion of the South Carolina Funds’ exempt interest dividends paid from interest received by these funds from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will not constitute exempt interest dividends and may be subject to South Carolina income taxes.

Although any net capital gain recognized with respect to the sale or exchange of shares of a Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of two or more years. For the taxable years beginning after 2000, the above-described deduction will be available for net capital gains recognized from the sale or exchange of an asset that has been held for a period of more than one year. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

Special Tax Considerations Pertaining to the Tennessee Funds

The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

Special Tax Considerations Pertaining to the Virginia Funds

Distributions will not be subject to Virginia income tax if the Virginia Funds pay distributions to Shareholders that they derived from (i) interest on debt obligations of Virginia or its political subdivisions, (ii) debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or (iii) debt obligations of Puerto Rico, Guam, or the Virgin islands, that are backed by the full faith and credit of the borrowing government.

Other Matters

You should be aware that the investments made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. A Fund could be required at times to liquidate investments prematurely in order to satisfy the Fund’s minimum distribution requirements.

The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Prospective investors urged to consult their own tax advisors regarding federal state, local and foreign taxes applicable to them.

Underwriter Compensation and Payments

Stephens serves as the principal underwriter and Distributor of the shares of the Funds. Its address is: 111 Center Street, Suite 300, Little Rock, Arkansas 72201

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by a Company’s Board, including its Independent Board Members. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by a Company (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BA Advisors or the Distributor on 60 days’ written notice.

During the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999, the Distributor received the following amount of underwriting commissions, respectively: $7,542,547; $6,119,331; and $927,687. Of this amount, the Distributor retained $0, $0 and $0, respectively.

Fund Performance

Advertising Fund Performance

Performance information for each Company’s Funds may be obtained by calling (800) 321-7854 or (800) 765-2668 or by visiting www.bankofamerica.com/nationsfunds/enter.cfm. From time-to-time, the performance of a Fund’s shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund’s expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds’ Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund’s class of shares and compare such performance with that of investment alternatives, including other mutual funds.

Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund’s class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor’s redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund’s portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance is not a guarantee of future results.

Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron’s, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund’s historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund’s class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks, or any similar recognized index. The performance of a Fund’s class of shares also may be compared to a customized composite index.

In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund’s shares since the rating would not comment on the market price of the Fund’s shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund’s performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund’s past performance with other rated investments.

The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

Ibbotson Associates of Chicago, Illinois, ("Ibbotson") and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

Yield Calculations

Money Market Funds

The "yield" and "effective yield" of shares of the Money Market Funds are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund’s average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

In addition, the "tax-equivalent yield" of the shares of the Money Market Funds is computed by: (a) dividing the portion of the yield that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

Based on the seven-day period ended March 31, 2001, (the "base period"), the current, effective, tax equivalent current and tax equivalent effective yields of the various shares of the Money Market Funds are as follows:

	Current Yield	Effective Yield	Tax Equivalent Current Yield	Tax Equivalent Effective Yield
Prime Fund
Primary A	5.14%	5.27%	n/a	n/a
Primary B	4.89%	5.00%	n/a	n/a
Investor A	4.79%	4.90%	n/a	n/a
Investor B	4.89%	5.00%	n/a	n/a
Investor C	4.89%	5.00%	n/a	n/a
Daily	4.64%	4.74%	n/a	n/a
Marsico	4.89%	5.00%	n/a	n/a
Treasury Fund
Primary A	4.99%	5.12%	n/a	n/a
Primary B	4.74%	4.85%	n/a	n/a
Investor A	4.64%	4.75%	n/a	n/a
Investor B	4.74%	4.86%	n/a	n/a
Investor C	4.74%	4.85%	n/a	n/a
Daily	4.49%	4.59%	n/a	n/a
Gov’t Money Market Fund
Primary A	5.19%	5.33%	n/a	n/a
Primary B	4.94%	5.06%	n/a	n/a
Investor A	4.84%	4.96%	n/a	n/a
Investor B	4.94%	5.06%	n/a	n/a
Investor C	4.94%	5.06%	n/a	n/a
Daily	4.69%	4.80%	n/a	n/a
Tax Exempt Fund
Primary A	3.37%	3.43%	5.58%	n/a
Primary B	3.12%	3.17%	5.17%	n/a
Investor A	3.02%	3.07%	5.00%	n/a
Investor B	3.12%	3.17%	5.17%	n/a
Investor C	3.12%	3.17%	5.17%	n/a
Daily	2.87%	2.91%	4.75%	n/a
Cash Reserves
Capital	5.22%	5.35%	n/a	n/a
Liquidity	5.07%	5.19%	n/a	n/a
Adviser	4.97%	5.09%	n/a	n/a
Market	4.77%	4.88%	n/a	n/a
Investor	4.87%	4.98%	n/a	n/a
Service	4.22%	4.30%	n/a	n/a
Daily	4.62%	4.72%	n/a	n/a
Trust	5.12%	5.25%	n/a	n/a
Investor B	4.12%	4.20%	n/a	n/a
Investor C	4.12%	4.20%	n/a	n/a
Institutional Class	5.18%	5.31%	n/a	n/a
Money Market Reserves
Capital	5.17%	5.30%	n/a	n/a
Liquidity	5.02%	5.14%	n/a	n/a
Adviser	4.92%	5.04%	n/a	n/a
Market	4.72%	4.83%	n/a	n/a
Investor	4.82%	4.93%	n/a	n/a
Service	4.17%	4.25%	n/a	n/a
Daily	4.57%	4.67%	n/a	n/a
Trust	5.07%	5.20%	n/a	n/a
Investor B	4.07%	4.15%	n/a	n/a
Investor C	4.07%	4.15%	n/a	n/a
Institutional Class	5.13%	5.26%	n/a	n/a
Treasury Reserves
Capital	5.10%	5.23%	n/a	n/a
Liquidity	4.95%	5.07%	n/a	n/a
Adviser	4.85%	4.97%	n/a	n/a
Market	4.65%	4.76%	n/a	n/a
Investor	4.75%	4.86%	n/a	n/a
Service	4.10%	4.18%	n/a	n/a
Daily	4.50%	4.60%	n/a	n/a
Trust	5.00%	5.13%	n/a	n/a
Investor B	4.00%	4.08%	n/a	n/a
Investor C	n/a	n/a	n/a	n/a
Institutional Class	5.06%	5.19%	n/a	n/a
Government Reserves
Capital	5.11%	5.24%	n/a	n/a
Liquidity	4.96%	5.08%	n/a	n/a
Adviser	4.86%	4.98%	n/a	n/a
Market	4.66%	4.77%	n/a	n/a
Investor	4.76%	4.88%	n/a	n/a
Service	4.11%	4.20%	n/a	n/a
Daily	4.51%	4.61%	n/a	n/a
Trust	5.01%	5.14%	n/a	n/a
Investor B	4.01%	4.09%	n/a	n/a
Investor C	4.01%	4.09%	n/a	n/a
Institutional Class	5.07%	5.20%	n/a	n/a
Municipal Reserves
Capital	3.48%	3.54%	5.76%	5.86%
Liquidity	3.33%	3.39%	5.51%	5.61%
Adviser	3.23%	3.28%	5.35%	5.43%
Market	3.03%	3.08%	5.02%	5.10%
Investor	3.13%	3.18%	5.18%	5.26%
Service	2.48%	2.51%	4.11%	4.16%
Daily	2.88%	2.92%	4.77%	4.83%
Trust	3.38%	3.44%	5.60%	5.70%
Investor B	2.38%	2.41%	3.94%	3.99%
Investor C	n/a	n/a	n/a	n/a
Institutional Class	3.44%	3.50%	5.70%	5.79%
California Reserves
Capital	3.01%	3.05%	n/a	n/a
Liquidity	n/a	n/a	n/a	n/a
Adviser	2.76%	2.80%	n/a	n/a
Market	n/a	n/a	n/a	n/a
Investor	2.66%	2.70%	n/a	n/a
Service	n/a	n/a	n/a	n/a
Daily	2.41%	2.44%	n/a	n/a
Trust	2.91%	2.96%	n/a	n/a
Investor B	1.92%	1.93%	n/a	n/a

Tax Equivalent Yields @ 39.1%

Non-Money Market Funds

Yield is calculated separately for the Primary A, Primary B, Investor A, Investor B and Investor C shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Yield = 2 [(a-b+ 1)6 - 1]

cd

Where: a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, this is equivalent to net asset value per share).

For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund’s maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund’s prospectus.

The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares’ net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

"Tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by (b) one, minus (i) a stated federal income tax rate and, (ii) a state income tax rate (if applicable) multiplied by one minus the Stated Federal income tax rate. The federal income tax rate used in calculating the "tax-equivalent" yield 39.1%. The following state income tax rates are used in calculating the "tax-equivalent" yields: California—9.3%; Florida—0%; Georgia—6%; Maryland—4.875%; North Carolina—7.75%; South Carolina—7%; Tennessee—6%; Texas—0%; and Virginia—5.75%.

The tax brackets and the related yield calculations are based on the 2000 Federal and applicable state tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 2000 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.1% Federal tax rate applied to taxable income in excess of $283,150.

Based on the fiscal year ended March 31, 2001, the 30-day yield and tax-equivalent yield of the various shares of the Funds were as follows:
Short-Term Income Fund
Primary A	5.84%	n/a
Primary B	n/a	n/a
Investor A	5.59%	n/a
Investor B	4.85%	n/a
Investor C	4.86%	n/a
Short-Intermediate Government Fund
Primary A	5.44%	n/a
Primary B	4.94%	n/a
Investor A	5.19%	n/a
Investor B	4.45%	n/a
Investor C	4.42%	n/a
Government Securities Fund
Primary A	5.57%	n/a
Primary B	n/a	n/a
Investor A	5.32%	n/a
Investor B	4.56%	n/a
Investor C	4.59%	n/a
Intermediate Bond Fund
Primary A	6.13%	n/a
Investor A	5.86%	n/a
Investor B	5.37%	n/a
Investor C	4.65%	n/a
Bond Fund
Primary A	6.23%	n/a
Primary B	n/a	n/a
Investor A	5.98%	n/a
Investor B	5.22%	n/a
Investor C	5.23%	n/a
Strategic Income Fund
Primary A	6.09%	n/a
Primary B	n/a	n/a
Investor A	5.84%	n/a
Investor B	5.08%	n/a
Investor C	5.09%	n/a
High Yield Bond Fund
Primary A	12.86%	n/a
Investor A	12.80%	n/a
Investor B	12.02%	n/a
Investor C	12.05%	n/a
Short-Term Municipal Income Fund
Primary A	4.39%	7.27%
Investor A	4.14%	6.85%
Investor B	3.40%	5.63%
Investor C	3.38%	5.60%
Intermediate Municipal Bond Fund
Primary A	4.60%	7.62%
Investor A	4.35%	7.20%
Investor B	3.60%	5.96%
Investor C	3.61%	5.98%
Municipal Income Fund
Primary A	5.01%	8.29%
Investor A	4.76%	7.88%
Investor B	4.01%	6.64%
Investor C	4.01%	6.64%
California Bond Fund
Primary A
Investor A
Investor B
Investor C
Florida Intermediate Bond Fund
Primary A	4.66%	7.72%
Investor A	4.42%	7.32%
Investor B	3.66%	6.06%
Investor C	3.65%	6.04%
Florida Bond Fund
Primary A	4.71%	7.80%
Investor A	4.46%	7.38%
Investor B	3.72%	6.16%
Investor C	3.72%	6.16%
Georgia Intermediate Bond Fund
Primary A	4.68%	8.24%
Investor A	4.43%	7.80%
Investor B	3.68%	6.48%
Investor C	3.68%	6.48%
Georgia Bond Fund
Primary A	4.69%	8.26%
Investor A	4.44%	7.82%
Investor B	3.69%	6.50%
Investor C	3.69%	6.50%
Kansas Income Fund
Primary A	4.42%	7.82%
Investor A	4.17%	7.38%
Investor B	3.42%	6.05%
Investor C	n/a	n/a
Maryland Intermediate Bond Fund
Primary A	4.62%	8.04%
Investor A	4.37%	7.61%
Investor B	3.62%	6.29%
Investor C	3.62%	6.29%
Maryland Bond Fund
Primary A	4.60%	8.00%
Investor A	4.35%	7.56%
Investor B	3.60%	6.26%
Investor C	3.60%	6.26%
North Carolina Intermediate Bond Fund
Primary A	4.58%	8.22%
Investor A	4.33%	7.77%
Investor B	3.58%	6.43%
Investor C	3.60%	6.46%
North Carolina Bond Fund
Primary A	4.66%	8.37%
Investor A	4.42%	7.93%
Investor B	3.67%	6.59%
Investor C	3.61%	6.48%
South Carolina Intermediate Bond Fund
Primary A	4.86%	8.66%
Investor A	4.61%	8.20%
Investor B	3.86%	6.87%
Investor C	3.85%	6.85%
South Carolina Bond Fund
Primary A	4.74%	8.44%
Investor A	4.49%	7.99%
Investor B	3.74%	6.66%
Investor C	3.74%	6.66%
Tennessee Intermediate Bond Fund
Primary A	4.62%	8.14%
Investor A	4.37%	7.70%
Investor B	3.62%	6.37%
Investor C	3.63%	6.39%
Tennessee Bond Fund
Primary A	4.73%	8.33%
Investor A	4.48%	7.89%
Investor B	3.74%	6.59%
Investor C	3.73%	6.57%
Texas Intermediate Bond Fund
Primary A	4.87%	8.06%
Investor A	4.62%	7.65%
Investor B	3.87%	6.41%
Investor C	3.81%	6.31%
Texas Bond Fund
Primary A	4.76%	7.88%
Investor A	4.51%	7.47%
Investor B	3.76%	6.23%
Investor C	3.76%	6.23%
Virginia Intermediate Bond Fund++
Primary A	4.63%	8.14%
Investor A	4.38%	7.69%
Investor B	3.63%	6.38%
Investor C	3.63%	6.38%
Virginia Municipal Bond Fund
Primary A	4.95%	8.70%
Investor A	4.71%	8.28%
Investor B	3.95%	6.94%
Investor C	3.90%	6.85%

Total Return Calculations

Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds’ average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders’ report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n = ERV

Where: P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

CTR = (ERV-P) 100

P

Where: CTR = Cumulative total return

ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

P = initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

Average annual return for the Funds has been incorporated by reference from the Funds’ Annual Reports, and may be advertised by the Funds.

APPENDIX A

DESCRIPTION OF RATINGS

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody’s for corporate and municipal bonds. The first four denote investment-grade securities.

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A - Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody’s for short-term municipal notes and variable-rate demand obligations:

MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - Indicates satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the two highest short-term debt ratings used by IBCA:

A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

A1 - Obligations supported by the highest capacity for timely repayment.

A2 - Obligations supported by a good capacity for timely repayment.

APPENDIX B

GLOSSARY
Term Used in SAI	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Adviser	BA Advisors, BACAP, Brandes, Gartmore, Invesco, Marsico Capital, McKay Shields and/or Putnam, as the context may require
Advisory Agreements	The respective Investment Advisory Agreements and Investment Sub-Advisory Agreements for the Funds
Aggressive Growth Fund	Nations Aggressive Growth Fund
AMEX	American Stock Exchange
Asset Allocation Fund	Nations Asset Allocation Fund
BA Advisors	Banc of America Advisors, LLC
BACAP	Banc of America Capital Management, LLC
Bank of America	Bank of America, N.A.
Blue Chip Fund	Nations Blue Chip Fund
BNY	The Bank of New York
Board	Any one Board of Directors/Trustees of a Company
Board Member	A Director or Trustee of a Company
Board Members	Two or more of the Directors/Trustees of a Company
Boards	Two or more Boards of Directors/Trustees of the Companies
Bond Fund	Nations Bond Fund
Brandes	Brandes Investment Partners, L.P.
California Bond Fund	Nations California Municipal Bond Fund
California Reserves	Nations California Tax-Exempt Reserves
California Fund(s)	One or more of California Bond Fund and California Reserves
Capital Growth Fund	Nations Capital Growth Fund
Cash Reserves	Nations Cash Reserves
CFTC	Commodities Futures Trading Commission
Co-Administrator(s)	BA Advisors and Stephens
Code	Internal Revenue Code of 1986, as amended
Code(s) of Ethics	The code(s) of ethics adopted by the Boards pursuant to Rule 17j-1 under the 1940 Act
CMOs	Collateralized mortgage obligations
Companies	Two or more of the registered investment companies to which this SAI applies (i.e., NFT, NFI, NR or NFST)
Company	Any one of the registered investment companies to which this SAI applies (i.e., NFT, NFI, NR or NFST)
Convertible Securities Fund	Nations Convertible Securities Fund
Custodian	The Bank of New York
Distributor	Stephens Inc.
Distribution Plan(s)	One or more of the plans adopted by a Board under Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares
Emerging Markets Fund	Nations Emerging Markets Fund
Equity Income Fund	Nations Equity Income Fund
FHLMC	Federal Home Loan Mortgage Corporation
Florida Intermediate Bond Fund	Nations Florida Intermediate Municipal Bond Fund
Florida Bond Fund	Nations Florida Municipal Bond Fund
Florida Fund(s)	One or more of Florida Intermediate Bond Fund and Florida Bond Fund
FNMA	Federal National Mortgage Association
Fund	One of the open-end management investment companies (listed on the front cover of this SAI) that is a series of NFT, NFI, NR or NFST
Funds	Two or more of the open-end management investment companies (listed on the front cover of this SAI) that is a series of NFT, NFI, NR or NFST
Gartmore	Gartmore Global Partners
Georgia Intermediate Bond Fund	Nations Georgia Intermediate Municipal Bond Fund
Georgia Bond Fund	Nations Georgia Municipal Bond Fund
Georgia Fund(s)	One or more of Georgia Intermediate Bond Fund and Georgia Bond Fund
GNMA	Government National Mortgage Association
Government Money Market Fund	Nations Government Money Market Fund
Government Reserves	Nations Government Reserves
Government Securities Fund	Nations Government Securities Fund
High Yield Bond Fund	Nations High Yield Bond Fund
Index Funds	Those Funds shown under the heading "Index Funds" on the front cover of the SAI
Intermediate Bond Fund	Nations Intermediate Bond Fund
Intermediate Municipal Bond Fund	Nations Intermediate Municipal Bond Fund
International Equity Fund	Nations International Equity Fund
International/Global Stock Funds	One or more of those Funds shown under the heading "International/Global Stock Funds" on the front cover of the SAI
International Value Fund	Nations International Value Fund
INVESCO	INVESCO Global Asset Management (N.A.), Inc.
Investment Advisory Agreements	The investment advisory agreements with between NFI, NFT, NR and NFST, on behalf of each of their respective Funds, and BA Advisors
Investment Sub-Advisory Agreements	The investment sub-advisory agreements with between NFI, NFT, NR and NFST, on behalf of each of their respective Funds, and BACAP, Brandes, Gartmore, INVESCO, MacKay Shields, Marsico Capital or Putnam, as the case may be
IRS	United States Internal Revenue Service
Kansas Income Fund	Nations Kansas Municipal Income Fund
LargeCap Growth Fund	Nations LargeCap Growth Fund
LargeCap Value Fund	Nations LargeCap Value Fund
LifeGoal Portfolio(s)	One or more of those Funds shown under the heading "LifeGoal Portfolios" on the front cover of the SAI
MacKay Shields	MacKay Shields LLC
Managed Index Fund	Nations Managed Index Fund
Marsico 21st Century Fund	Nations Marsico 21st Century Fund
Marsico Capital	Marsico Capital Management, LLC
Marsico Focused Equities Fund	Nations Marsico Focused Equities Fund
Marsico Growth & Income Fund	Nations Marsico Growth & Income Fund
Marsico International Opportunities Fund	Nations Marsico International Opportunities Fund
Maryland Intermediate Bond Fund	Nations Maryland Intermediate Municipal Bond Fund
Maryland Bond Fund	Nations Maryland Municipal Bond Fund
Maryland Fund(s)	One or more of Maryland Intermediate Bond Fund and Maryland Bond Fund
MidCap Growth Fund	Nations MidCap Growth Fund
MidCap Index Fund	Nations MidCap Index Fund
MidCap Value Fund	Nations MidCap Value Fund
Money Market Fund(s)	One or more of those Funds shown under the heading "Money Market Funds" on the front cover of the SAI
Money Market Reserves	Nations Money Market Reserves
Moody’s	Moody’s Investors Service, Inc.
Municipal Bond Fund(s)	One or more of those Funds shown under the heading "Municipal Bond Funds" on the front cover of the SAI
Municipal Income Fund	Nations Municipal Income Fund
Municipal Reserves	Nations Municipal Reserves
NSAT	Nations Separate Account Trust
Nations Funds or Nations Funds Family	The fund complex that is comprised of the Companies, along with NSAT and NMIT.
NFI	Nations Fund, Inc.
NFST	Nations Funds Trust
NFT	Nations Fund Trust
NLG	Nations LifeGoal Funds, Inc.
NMIT	Nations Master Investment Trust
Non-Money Market Fund(s)	One or more of the mutual funds of the Companies, other than the Money Market Funds
North Carolina Intermediate Bond Fund	Nations North Carolina Intermediate Municipal Bond Fund
North Carolina Bond Fund	Nations North Carolina Municipal Bond Fund
North Carolina Fund(s)	One or more of North Carolina Intermediate Bond Fund and North Carolina Bond Fund
NR	Nations Reserves (formerly known as The Capitol Mutual Funds)
NYSE	New York Stock Exchange
NRSRO	Nationally recognized statistical ratings organization (such as Moody’s or S&P)
PFPC	PFPC Inc.
Prime Fund	Nations Prime Fund
Putnam	Putnam Investment Management LLC
PwC	Pricewaterhouse Coopers LLP
REIT Re	Real estate investment trust
S&P	Standard & Poor’s Corporation
SAI	This Statement of Additional Information
SEC	United States Securities and Exchange Commission
Selling Agent	Banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor
Servicing Agent	Banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor
Short-Term Municipal Income Fund	Nations Short-Term Municipal Income Fund
Small Company Fund	Nations Small Company Fund
SmallCap Index Fund	Nations SmallCap Index Fund
SMBS	Stripped mortgage-backed securities
South Carolina Intermediate Bond Fund	Nations South Carolina Intermediate Municipal Bond Fund
South Carolina Bond Fund	Nations South Carolina Intermediate Municipal Bond Fund
South Carolina Fund(s)	One or more of South Carolina Intermediate Bond Fund and South Carolina Bond Fund
State Bond Fund(s)	One or more of Florida Bond Fund, Georgia Bond Fund, Kansas Income Fund, Maryland Bond Fund, North Carolina Bond Fund, South Carolina Bond Fund, Tennessee Bond Fund, Texas Bond Fund, Virginia Bond Fund, Florida Intermediate Bond Fund, Georgia Intermediate Bond Fund, Maryland Intermediate Bond Fund, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund, Tennessee Intermediate Bond Fund, Texas Intermediate Bond Fund and Virginia Intermediate Bond Fund
Stephens	Stephens Inc.
Stock Funds T	One or more of those Funds shown under the heading "Stock Funds" on the front cover of the SAI
Strategic Growth Fund	Nations Strategic Growth Fund
Sub-Administrator	BNY
Sub-Transfer Agent	Bank of America (for the Funds Primary Shares)
Tax Exempt Fund	Nations Tax Exempt Fund
Tax-Exempt Fund(s)	One or more of Municipal Reserves, California Reserves, Tax Exempt Fund and the Municipal Bond Funds
Tennessee Intermediate Bond Fund	Nations Tennessee Intermediate Municipal Bond Fund
Tennessee Bond Fund	Nations Tennessee Municipal Bond Fund
Tennessee Fund(s)	One or more of Tennessee Intermediate Bond Fund and Tennessee Bond Fund
Texas Intermediate Bond Fund	Nations Texas Intermediate Municipal Bond Fund
Texas Bond Fund	Nations Texas Municipal Bond Fund
Texas Fund(s)	One or more of Texas Intermediate Bond Fund and Texas Bond Fund
Transfer Agent	PFPC
Transfer Agency Agreements	The transfer agency agreements between NFI, NFT, NR and NFST, on behalf of their respective Funds, and PFPC
Treasury Fund	Nations Treasury Fund
Treasury Reserves	Nations Treasury Reserves
U.S. Government Bond Fund	Nations U.S. Government Bond Fund
Value Fund	Nations Value Fund
Virginia Intermediate Bond Fund	Nations Virginia Intermediate Municipal Bond Fund
Virginia Bond Fund	Nations Virginia Municipal Bond Fund
Virginia Fund(s)	One or more of Virginia Intermediate Bond Fund and Virginia Bond Fund

APPENDIX C

California. The following information relates specifically to California Reserves and the California Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although we have no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the state of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors

The economy of the state of California is the largest among the 50 states and is one of the largest in the world, having components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In fact, the size of the California economy recently surpassed that of France and is the fifth largest economy in the world. Only the United States, Japan, Germany, and the United Kingdom have larger economies. Since 1995, California’s economy has been performing strongly after suffering a deep recession between 1990-1994. Fuel and other energy prices, however, have risen sharply in recent months affecting state and local government economies. (See "Recent Developments Regarding Energy" below.)

California’s July 1, 1999 population of over 34 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 1990 census 96 percent of the state’s population resided in the 23 Metropolitan Statistical Areas in the state. As of July 1, 1998, the five-county Los Angeles area accounted for 49 percent of the state’s population with over 16.0 million residents and the 10 county San Francisco Bay Area represented 21 percent of the state’s population with a population of over 7.0 million.

Following a severe recession beginning in 1990, the state’s financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The state’s cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the general fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimum’s, tax reductions, aid to local governments and infrastructure expenditures.

The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in general fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $66.5 billion in 1999-2000, a $2.8 billion increase over the 1999 Budget Act, but the result still left a record balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 2000 of over $8.7 billion.

Fiscal Year 2000-01 Budget

2000 Budget Act. The Governor signed the 2000 Budget Act on June 30, 2000. The spending plan assumed general fund (which is the primary revenue account of the state, holding all revenues received by the state treasury that are not required to be credited to a special fund and earnings from investments not required to be allocated to another fund) revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the general fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the SFEU available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 SFEU balance to be $1.8 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. If this amount is not fully expended during fiscal year 2000-01, the balance will increase the SFEU. The Governor vetoed just over $1 billion in general fund and special fund appropriations from the budget approved by the Legislature, in order to achieve the budget reserve. Because of the state’s strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

The 2000 Budget Act also included special fund expenditures of $15.6 billion and bond fund expenditures of $5.0 billion. Special fund revenues are estimated at $16.5 billion.

Some of the major features of the 2000 Budget Act were the following:

1.  Proposition 98 funding for K-12 schools was increased by $3.0 billion in general fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. The 2000 Budget Act also includes an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years’ loans to schools.

2.  Funding for higher education increased substantially above the revised 1999-2000 level. General fund support was increased by $486 million (17.9 percent) for the University of California and $279 million (12.7 percent) for the California State University system. In addition, funding for community colleges increased by $497 million (9.0 percent).

3.  Increased funding of $2.7 billion general fund for health and human services.

4.  Significant amounts were devoted to capital outlays. A total of $2.0 billion of general fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the general fund in new funding for housing programs.

5.  A total of about $1.5 billion of tax relief was enacted as part of the budget process.

6.  A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, $121 million was appropriated for support of local law enforcement, and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

Subsequent Developments. The Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the state sales tax rate was last raised, the state sales tax rate would be reduced by 0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less general fund revenue in the last half of fiscal year 2000-01 and approximately $600 million less in the first half of fiscal year 2001-02. If the general fund reserve falls below 4 percent of general fund revenue in the future, the sales tax rate could be raised by 0.25%.

Proposed Fiscal Year 2001-02 Budget

The 2001-02 Governor’s Budget estimates 2001-02 general fund revenues and transfers to be about $79.4 billion, or 3.3 percent higher than the revised 2000-01 estimate. This estimate assumes a slowing economy, still showing moderate growth short of a recession. The estimate also accounts for a $553 million drop in sales tax revenues as a result of the 0.25 percent sales tax reduction which took effect on January 1, 2001, and will remain in effect at least until December 31, 2001. The Governor proposes $82.9 billion in expenditures, a 3.9 percent increase over the revised 2000-01 estimate. The Governor proposes budget reserves in 2001-02 of $2.4 billion. Of this amount, $500 million is intended for unplanned litigation costs.

The 2001-02 Governor’s Budget proposes to use $3.7 billion of the new resources since the 2000 Budget Act for one-time expenditures, including $1 billion for energy initiatives, $772 million for capital outlay projects, $250 million in fiscal relief to local government, $200 million for new housing initiatives, and a variety of other proposals. With regard to ongoing programs, the 2001-02 Governor’s Budget proposes substantial additions in Proposition 98 funding for K-12 education (an 8.1% increase over the revised 2000-01 spending level) and funding for all units of higher education, funding for health and welfare programs to cover anticipated caseloads, and a modest increase in youth and adult corrections funding. The final expenditure program for 2001-02 will be determined by June 2001 by the legislature and Governor. The Department of Finance will publish an update of revenues and expenditures for the current year and of revenues for the upcoming fiscal year in May, 2001.

On February 21, 2001, the Legislative Analyst’s Office ("LAO") released its analysis of the 2001-02 Governor’s Budget. The LAO Analysis generally agreed with the Governor’s Budget projections of revenues, but warned that the economic picture (and hence revenues and expenditures in 2001-02) was unsettled, given several potentially negative factors, including the ongoing energy difficulties in the state, a cyclical slowdown in the high technology sector, the overall national economic slowdown, and the sharp decline in the stock market since mid-2000. The LAO Analysis recommended that the Legislature defer major new spending decisions until after the updated fiscal report due in May 2001.

Future Budgets

We cannot predict what actions will be taken in the future by the state legislature and the Governor to deal with changing state revenues and expenditures. The state budget will be affected by national and state economic conditions and other factors.

Constitutional Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Some of the debt obligations in the California Bond Fund may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the state’s general fund surplus are distributed to counties, cities and their various taxing entities and the state assumes some obligations paid, prior to that point, out of local funds. Whether and to what extent a portion of the state’s general fund will be distributed in the future to counties, cities and their various entities is unclear.

State Appropriations Limit. The state is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution. The appropriations limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the state from spending "appropriations subject to limitation" in excess of the appropriations limit. "Appropriations subject to limitation," with respect to the state, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and some other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and some other non-tax funds.

There are various types of appropriations excluded from the appropriations limit. For example, most state subventions to local governments and appropriations for tax refunds are excluded. The appropriations limit may also be exceeded in cases of emergency.

The state’s appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and change in attendance at local school and community college ("K-14") districts. The appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined appropriations limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, we cannot predict the impact of this or related legislation on the bonds in the California Reserves and the California Bond Fund.

Proposition 13. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, California voters approved Proposition 46, an amendment to Article XIII A, which created a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of one percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the county assessor’s valuation of real property as shown on the 1975-76 tax bill under ‘full cash value’ or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative:

1.  Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity’s legislative body and by a majority vote of the electorate of the governmental entity;

2.  Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

3.  Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

4.  Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIII A;

5.  Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

6.  Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

7.  Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to that local government occurs in an amount equal to the revenues received by that entity attributable to the tax levied in violation of the initiative; and

8.  Permits these provisions to be amended exclusively by the voters of the state of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. We cannot predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, 230 Cal. App.3d 1058, 282 Cal. Rptr. 27 (1991), subsequently held that Proposition 62’s popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, 11 Cal. 4th 220 (1995), reh’g denied, modified [45 Cal. Rptr. 2d 204] (1995), the California Supreme Court upheld the constitutionality of Proposition 62’s popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision. Because that case appeared distinguishable, the parties in Guardino did not rely upon it. We cannot predict the impact of the Supreme Court’s decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

California Senate Bill 1590, introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62’s operative date.

Proposition 218. On November 5, 1996, the voters of the state of California approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The sponsors of the proposition are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments’ ability to raise future revenues and could subject some existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government’s general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined as any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the state’s initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the state or public agencies within the state.

Other Considerations

Recent Development Regarding Energy. California has experienced difficulties with the supply and price of electricity and natural gas in much of the state since mid-2000, which are likely to continue for several years. In 1996 California deregulated the state’s power markets. While the transmission and distribution of electricity remained regulated, the generation of electricity was opened up to competition. Under the deregulation scheme, utilities were prohibited from passing all wholesale power costs to consumers until 2002. Energy usage in the state has been rising sharply, but no new power generating plants have been built since the 1980’s. The three major investor-owned utilities in the state ("IOUs"), Pacific Gas & Electric ("PG&E"), Edison, and San Diego Gas & Electric, have been purchasing electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, while the retail prices they can charge their residential and small business customers have been capped at specified levels. Starting in mid-2000, power purchase costs exceeded retail charges, and the IOUs incurred substantial losses and accumulated large debts to continue to purchase power for their customers. As a result, the credit ratings of the IOUs have deteriorated, making it difficult for them to continue to purchase power. The two largest IOUs have reported they are in default in paying some of their obligations. On April 6, 2001, one of the IOUs, PG&E, filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings are pending. While the bankruptcy court decides the allocation of the IOU’s available cash flow and assets among its creditors, the IOU will continue operations under current management. According to news sources, on April 10, 2001, PG&E paid approximately half of the property it taxes owed to 49 California counties. PG&E reportedly has told counties it will pay the remainder of the taxes owed before June 30, 2001. There can be no assurance that such payments will be made and it is not possible to predict whether or to what extent the tax payment shortfall will result in serious financial disruptions to any of the affected counties.

In 2001, there have been rolling electricity blackouts throughout California affecting millions of customers. The Governor declared a state of emergency under state law on January 17, 2001, and ordered the state’s Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end-use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR’s purchases are initially being funded by advances from the state’s general fund; about $1.8 billion was expended in the first six weeks and as of May 2001 a total of $6.7 billion in general fund advances have been authorized. DWR is entitled to repayment from a portion of retail end-use customer’s payments, remitted through the IOUs, but these amounts will not equal the power purchase costs. In May 2001, state officials announced that the state is authorized to sell up to $13.4 billion of bonds in mid-August to help finance the state’s plan to overcome the current energy shortages. Proceeds from the offering would be used to buy more electricity and to pay back the general fund for purchases already made. State officials announced that the state expected to sell about $12.5 billion of bonds, with approximately $8 billion of the bonds sold as tax-exempt securities.

The state is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities, has been accelerated. A number of new larger power plants are under construction and in permitting phase, and will come on line in 2001-03. In addition, the state is seeking longer term power supply contracts at lower costs. The combination of these elements is expected to lower wholesale electricity costs in the future and promote the financial recovery of the IOUs.

Natural gas prices in California have been increasing significantly as a result of nationwide price increases and limited pipeline capacity into the state. The prices nationally may remain high for some time until additional supplies are produced, as natural gas prices are not regulated. One of the state’s IOUs also supplies natural gas, and its credit difficulties and bankruptcy filing have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

A number of additional plans are under consideration by the state legislature, including the authorization of state agencies to own, build or purchase power generation or transmission facilities and assist energy conservation efforts. The Governor is currently trying to negotiate state legislative approval for a proposal for the state to purchase transmission lines from the private energy providers. Plans are also being considered to assist the IOUs repay their debts incurred in purchasing power; these may include a state purchase of their transmission facilities, potentially funded with revenue bonds. A number of lawsuits are pending dealing with many aspects of the energy situation in California, including disputes over the rates which the California Public Utilities Commission ("PUC") may charge retail customers, financial responsibility for purchases of power by the IOUs, and various antitrust and fraud claims against energy suppliers. In May 2001 PUC approved a $5.7 billion energy rate increase that will impact approximately nine million residential, industrial and agricultural customers. PUC further acknowledged that more rate increases may be necessary unless federal regulators find a way to control the wholesale electricity market. Then, on June 18, 2001 the Federal Energy Regulatory Commission announced that it was imposing round-the-clock price limits on electricity in eleven western states, including California, effective immediately and September 30, 2002.

The energy situation continues to be fluid and subject to many uncertainties. Further, the PG&E Bankruptcy interjects a new party, the federal Bankruptcy Court, into the making of decisions regarding future electricity costs and the role of PG&E. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the state’s and local governments’ economies, and that could in turn affect state and local revenues.

Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. Throughout the late 1980’s and early 1990’s California experienced a prolonged drought that strained the state’s water supply system. Some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured harsh impacts. On the opposite end of the spectrum, during the winter season of 1997-1998 California endured double its normal amount of rainfall and about $550 million in flood and storm damage statewide. As with the potential risks associated with seismic activity, any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

Bond Rating. Three major credit rating agencies, Moody’s Investors Service, Inc., S&P and Fitch IBCA, Inc., assign ratings to California long-term general obligation bonds. A general description of Moody’s, S&P’s and Fitch’s ratings of municipal bonds is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

As of May 14, 2001, California general obligation bonds were assigned ratings of "A+" from Standard & Poor’s, "Aa2" from Moody’s and "AA" from Fitch. These ratings reflect a downgrade by Standard & Poor’s in April 2001 and a downgrade by Moody’s in May 2001. Both downgrades stem largely from each ratings agency’s concerns regarding the state’s energy situation and its impact on the state’s finances. These recent reductions on the state’s credit rating, and any potential future reduction, could adversely affect the market value and marketability of all outstanding notes and bonds issued by the state, its agencies or its local governments and there can be no assurance that current ratings will be maintained in the future.

Because the state historically budgets only a small year-end unreserved fund balance, a small change in economic conditions can leave the state with a negative fund balance.

Other Investment Information. The investment adviser believes that it is likely that sufficient California municipal securities will be available to satisfy the investment objective, policies and limitations of the California Bond Fund, and to enable the fund to invest at least 50% of its total assets in California municipal securities at the close of each of its fiscal quarters. In meeting this investment policy the fund may invest in municipal securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of 12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 35% of the fund’s total assets when added together with any taxable investments held by the fund. Moreover, although the fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the fund’s investment adviser in light of the fund’s investment objective and policies. To the extent that the fund’s assets are concentrated in municipal securities payable from revenues on similar projects, the fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the fund’s assets were not so concentrated.

If the Trust’s Board of Trustees, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the fund’s total assets in California Reserves and the California Bond Fund at the close of each quarter of the fund’s taxable year, the Board would re-evaluate each fund’s investment objective and policies and consider changes in its structure and name or possible dissolution.

Florida. Florida is the fourth most populous state with an estimated 2000 population of 15,982,378. By the year 2005, population will likely exceed 16.8 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on global character. Trade and tourism, for example, have become international and this has fueled foreign retirement migration.

The health of the national economy plays an important role in Florida’s fiscal soundness and economic development. Today, as this country enters its ninth year of economic expansion, population growth in Florida, since 1990, has averaged 83% per year. Local growth is supported by strength in other regions of the county which become source feeder markets for population growth in Florida.

The emergence of Florida as the fourth most populous state in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980’s, growth was so rapid that a significant backlog of need emerged which today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 2000, real property values exceeded $889 billion, a 7.91% increase over 1999. Residential property values accounted for over $544 billion in value. In addition to the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. There is now over $150 billion in improved real property value in commercial and industrial properties in Florida.

One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the State. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 25 percent, in real terms, from 1985 to 2000, Florida’s value of defense contracts remains strong at $6.4 billion in 2000.

With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. However, because of rapid population growth however, per capita state debt remains well below the national average.

The Growth Management Act of 1985 and the concurrency rules promulgated has affected Florida’s economic growth and development in some regions of the State and could continue to impact the economy in the future. Concurrency means that the services and infrastructure caused by new development must be in place on or before such new development is operational. In addition, the location of new development will be more carefully scrutinized with the respect to environmental sensitivity and natural resource limitations. Growth management legislation affects all areas of the State with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced more than sixteen years subject to growth management rules, it appears that the Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other funded environmental land preservation programs. Under the current state administration, a trend is developing where local development and growth management issues are being turned back to the county level. This may increase partnership at the local level as well as an increase in the number of special interest groups at the county level.

Within Florida, regional economies perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of regional economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach, and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this area. Hurricane Andrew struck South Dade County in Fall, 1992. Some 80,000 homes were destroyed along with local businesses and Homestead Air Force Base. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. However, in the interim, extensive reinvestment and redevelopment is still needed. Other factors helping to diminish agriculture locally include environmental preservations in sugarcane lands, the effect of foreign competition due to NAFTA on sugar prices, local winter fruit and vegetable prices and citrus canker which has destroyed most of the lime groves in the region. Federal government price support programs for sugar cane growers can be expected to continue. In 1998, Florida led the nation in housing starts. The demand for new single and multifamily homes should remain robust. Across the State, new construction and renovations to existing structures is fueling the construction industry. Redevelopment of the Orlando Naval Training Center and the construction of Florida Gulf Coast University in Ft. Myers are worthy examples of new infrastructure meeting the demands of increasing population.

In Broward and Palm Beach Counties, in particular, growth management’s concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the State because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. These efforts are a recognition of the pause in growth that has occurred and over time will help the area accommodate new development. Recent property sales from the MacArthur Foundation land holdings in northern Palm Beach County will also prompt new development there.

Southwest Florida has emerged as a strong growth market. Traditionally, very retirement oriented, the region’s economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has opened Florida Gulf Coast University in Lee County, near the Fort Myers airport. This is the State’s 10th university in the public university higher education system. Florida Gulf Coast University will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

Central Florida is a premier world class resort/vacation destination. The presence of Disney World, Universal Studios and other tourist oriented recreational parks drives the central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Locally, the tourism industry has been more stable and seen better growth over the past three decades than either the manufacturing or services sectors. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has begun to expand its motion picture and theme park facilities. Disney World has opened its fourth theme park, "Animal Kingdom," covering 500 acres. Disney’s Celebration community of residential and commercial activity is the fastest absorbing residential community in Central Florida. Strong growth in tourism and large land areas available for expansion suggests this region will lead the state in population growth in the near term. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign retirees or vacation homeowners. Places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in southwest and Southeast Florida. There were 45 million visitors to the Orlando market in 2000. The hotel market has been strong with 5,085 new hotel rooms added in 2000.

North Florida is rural in many areas. Jacksonville is the major city in North Florida. The logging and paper industries, defense and retirement dominate the local economy. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid 1980’s, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the State, population growth from national retirement migration sources are increasing locally. Some large local land holders are shifting focus away from forestry and agriculture to residential development of land resources. This shift may be due in part to anticipated long term climate change.

The Florida panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This area of the State has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the State is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico.

In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public buildings, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. Generally, general obligation bonds payable from ad valorem taxes may be issued to finance capital projects authorized by law only if the issuance of such bonds is approved by the qualified electors.

Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-ad valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer’s taxing power.

The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS." In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a governmental unit to not exercise the annual renewal option of its lease.

In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature.

The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

Generally, state bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors.

Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

Georgia. Ideally located in the southeastern section of the United States, the State of Georgia ("Georgia") has experienced solid and sustained growth over the last several decades. This growth was reflected in the latest population census, which identified Georgia as the country’s tenth largest state (and the fourth fastest growing), with a total population of approximately 7.5 million people.

Georgia’s economy is well-diversified, with private sector employment almost equally spread between manufacturing, services, and wholesale and retail sales. This diversity has allowed Georgia to experience almost continuous economic growth over the last several decades. During the last decade alone, Georgia added almost 2000 jobs per week.

This diversity has also allowed Georgia to experience unemployment rates significantly below the national average. In spite of the recent slowing of the economy in Georgia (and throughout the country), unemployment has only risen from a low of 3.0% in December 2000 to 3.5% as of May 2001.

Another contributing factor to Georgia’s economic success is its location, which affords its residents and businesses easy access to commercial centers throughout the world. For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 major interstate highways, placing Georgia manufacturers and distributors within 2 truckload days of 82% of the US industrial market. With respect to air travel, Atlanta’s Hartsfield Airport is the world’s busiest, with 80% of the nation’s population within a 2 hour flight. Finally, with respect to water travel, Georgia has three significant ocean ports (Savannah, Brunswick and Bainbridge) which handled 12.1 million tons of cargo in 2000.

These factors have all contributed to allow Georgia to have a significant impact on the international economy. This impact has been recognized by the 13 international banks with offices in the state as well as the 44 countries which have consular, trade, or chamber of commerce offices in Atlanta.

The state government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the state having one of the lowest debt levels, per capita, in the United States.

General obligation bonds are typically issued by the state pursuant to Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that such bonds are the direct and general obligations of the state. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

"The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . ."

The Georgia Constitution further obligates the Georgia General Assembly to "raise by taxation and appropriate each fiscal year ... such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution also establishes a special trust fund (the "State of Georgia General Obligation Debt Sinking Fund") which is used for the payment of debt service requirements on all general obligation debt.

The Georgia Constitution also establishes certain limitations upon the quantity of debt which the state can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the state may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia Constitution prevents state departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts which may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

As mentioned above, the state may incur "public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the state has never had to exercise this power.

Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended, and approved by the Georgia General Assembly.

To protect the state in the event of an unexpected or uncontrolled decline in state revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections. As of June 30, 2000 the reserve had a balance of $551,277,500, which represented a 45% increase over the prior year balance.

Net tax revenue collections for the fiscal year ending on June 30, 2000 were $13,041,656,956, which represented a 8.1% increase over fiscal year 1999 collections. Primary sources of these funds included:

Source                                                                                                                          Amount

Personal Income Tax                                                                                                 $ 6,364,427,844
Sales and Use Tax                                                                                                     $ 4,806,931,893
Corporate Income Tax                                                                                              $ 667,320,938
Motor Vehicle Fees and Fuel Taxes                                                                       $ 674,192,603
Liquor and Tobacco Taxes                                                                                      $ 227,726,645
Estate Taxes                                                                                                               $ 148,254,987
Miscellaneous                                                                                                           $ 88,124,378

In addition , Georgia received $683,827,000 in revenue from the Georgia Lottery Corporation in fiscal year 2000; all lottery revenues are earmarked for educational expenditures.

As reported by the Attorney General’s Office (in a April 24, 2001 letter to the State Auditor) in accordance with and limited by the ABA Statement of Policy Regarding Lawyers’ Responses to Auditors’ Request for Information (December 1975), certain claims have been asserted against the State or its departments or agencies:

Age International, Inc. v. State of Georgia, Fulton Superior Court Civil Action Nos. E-3793 & E-25073. These two cases were suits for refund seeking approximately $153,000,000, plus additional interest, for liquor taxes allegedly paid by out-of-state distillers. Plaintiffs challenged the constitutionality of Georgia’s import tax on liquor, see Ga L. 1985, p. 665 (O.C.G.A. (Section) 3-4-60), on Commerce Clause and related grounds. In 1998, the trial court granted the State’s motions for summary judgement. On June 30, 2000, the subsequent appeal was dismissed by the Georgia Supreme Court, and Plaintiff’s petition for certiorari was denied by the U.S. Supreme Court on December 4, 2000. On January 30, 2001, the Superior Court issued an Order of Remittitur rendering final judgment in favor of the State, concluding the cases in their entirety.

Atlanta Coast Mechanical v. R.W. Allen-Beers, J.V. v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Civil Action No. 1999CV05670; Metro Waterproofing, Inc. v. R.W. Allen-Beers, J.V. v. Board of Regents and Bovis Construction Corp., Fulton Superior Court Civil Action No.99CV09227; DACA, Inc. v. R.W. Allen-Beers v. Board of Regents and Bovis Corp., Fulton State Court Civil Action No. 99VS0155601-J; Cleveland Construction, Inc. v. R.W. Allen Beers, J.V. v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Civil Action No. 1999CV15357. The Children’s Medical Center project in Augusta has generated approximately $15 million in delay, equitable adjustment, and design claims from 30 subcontractors and the construction manager, R.W. Allen-Beers J.V. The total project costs are $55 million, with construction management services on the project being provided by Bovis Construction as the program manager. Several subcontractors have filed lawsuits against Beers and the surety. Beers has filed corresponding third-party complaints against the Board of Regents and Bovis. Bovis, as the program manager, has been working through the contract dispute resolution process with all parties to resolve the claims. The first lawsuit is by Atlanta Coast Mechanical (HVAC) for $7 million, with a Beers claim of $5 million. The second lawsuit is by Metro Waterproofing (roofing) for $114,000. In the third lawsuit, DACA has claimed $1.1 million in damages. The fourth lawsuit by Cleveland Construction involves drywall and wall coverings. As of April 1, 2001, the State has reached settlement on the Metro Waterproofing and DACA claims, in the approximate respective settlement amounts of $22,000 and $625,000, and has successfully negotiated a settlement with two other subcontractors before suit was filed, paying approximately $1,000,000 in settlement of their claims. Settlement discussions are underway with Cleveland Construction. The State expects to reach a favorable settlement with all subcontractors. For the disputes with R.W. Allen-Beers, the State has filed fourth party complaints against the architect, Stanley Berman & Sears.

DeKalb County et al. v. State, et al., Fulton Superior Court Civil Action No. E-67520 (filed March 13, 1998). This suit, against the State of Georgia, the Department of Revenue, the Governor (in his official capacity), and the Commissioner of the Department of Revenue (in his personal and official capacities), alleges improper collection and distribution by the State and its agencies of the Homestead Option Sales and Use Tax, a local option sales tax in effect in DeKalb County since July, 1997. DeKalb’s complaint, as amended, sought an accounting, mandamus, injunctive relief, declaratory judgment, unjust enrichment, bailment, inverse condemnation, and a determination that O.C.G.A. (Section) 48-8-67 ( a law enacted during the pendency of the lawsuit) was unconstitutional and sought damages of approximately $30 million. DeKalb’s action was dismissed by the trial court, and this dismissal was affirmed in part and reversed in part by the Supreme Court of Georgia in an order dated February 22, 1999. The Supreme Court’s decision remands to the trial court the question of whether the Department of Revenue made reasonable efforts to identify county tax proceeds that have been determined by the Department as unidentifiable to any county, and, if so, to account to DeKalb County. The resolution of this case is anticipated by the beginning of April, 2001.

DeKalb Medical Center, et al. v. Russell Toal, et al., Fulton Superior Court Civil Action No. E67324 (filed February 26, 1998). A number of Georgia Medicaid provider hospitals filed suit on grounds of breach of contract and unconstitutional takings for additional Medicaid reimbursement for state fiscal year 1997. The complaint seeks over $7 million dollars from the State of Georgia and the Department Community Health. The trial court ruled in favor of the State with respect to the unconstitutional takings claim but ruled against the State on the breach of contract claim, holding that the Department of Community Health had violated the federal statute commonly known as the "Boren Amendment." The Georgia Court of Appeals affirmed the trial court’s decision. A petition for certiorari filed by the State is now pending before the Georgia Supreme Court. A decision of the Georgia Supreme Court adverse to the State could result in a loss as large as $13 million.

Ellis-Don Construction, Inc. v. GSFIC, Fulton Superior Court Civil Action No. 2000CV18524. The UGA Biocontainment Research Center in Athens (now called the Animal Health Research Center) has generated a $8.2 million delay, equitable adjustment, and design claim from the contractor, Ellis-Don. The State has negotiated a withdrawal by Ellis-Don as the general contractor, with all parties reserving their respective rights. The Georgia State Financing and Investment Commission ("GSFIC") will obtain replacement contractors to complete the building and correct the deficiencies and is hiring a building commissioning agent and a litigation resident engineer inspector to monitor the compliance work. GSFIC and the Board of Regents of the University System of Georgia have significant counterclaims against Ellis-Don. The parties are now completing the discovery phase and are looking toward a court-approved mediation. The State has filed a third party complaint against the architect, Rosser International, who has filed a fourth party complaint against the engineer, Newcomb and Boyd.

General Motors Acceptance Corp. v. Jackson, Fulton Superior Court Civil Action No. 1999CV06252 ("GMAC") (complaint filed March 16, 1999); Bank of America, N.A., as successor by merger to NationsBank, N.A. v. Jackson, Fulton Superior Court Civil Action No. 1999CV10366 (complaint filed on June 21, 1999); Chrysler Financial Co. LLC v. Jackson, Fulton Superior Court Civil Action No. 1999CV10369 (complaint filed on June 21, 1999); SunTrust Bank, Atlanta, et al. v. Jackson, Fulton Superior Court Civil Action No. 1999CV10385 (complaint filed on June 22, 1999); First Union Nat’l Bank v. Jackson, Fulton Superior Court Civil Action No. 1999CV12508 (complaint filed on August 12, 1999). These suits by financial institutions seek refunds of sales taxes, based upon alleged bad debts on installment sales contracts purchased from Georgia motor vehicle dealers, in the approximate respective amounts of $300,000; $2,500,000; $2,000,000; $1,400,000; and $459,000. The total amount of these and all similar, pending administrative claims for refund (for the years 1991-2000) is approximately $46,000,000. The four cases filed after GMAC have been temporarily stayed pending the outcome of GMAC. On cross-motions for summary judgment in GMAC, the Superior Court ruled in favor of the Defendant State Revenue Commissioner. On appeal, the Georgia Court of Appeals affirmed. GMAC’s petition for certiorari is pending in the Georgia Supreme Court. The State has defended against the asserted claims and liability at each stage of the litigation, on both a factual and a legal basis, and will continue to do so. If the trial court’s decision were to be reversed and judgment ultimately to be entered against the State, the estimated maximum potential loss to the State with regards to all of the pending claims for refund presently appears to be the principal amount of those claims, i.e. approximately $46,000,000, less possible deletions after audit or based upon secondary defenses, plus claimed interest (potentially at the rate of 1% per month).

James Andrew Coleman v. United States of America, et al., Federal District Court for the District of Columbia Case No. 1:98cv02559. This Civil Action was filed against the United States, the "Executive Branch federal defendant," William Jefferson Clinton, the State of Georgia, the State of Mississippi, and the State of South Carolina. As of October 14, 1999, the State of Georgia has not been legally served. The suit alleges that the United States government’s failure to enforce the purported terms of surrender ending the Civil War have resulted in the inclusion in the Georgia state flag of a Confederate battle flag, allegedly in violation of those terms of surrender. The suit claims that said failure of enforcement violates various federal constitutional and statutory provisions. The suit prays for relief in the form of $40 billion in compensatory damages and 40 billion in punitive damages against each named defendant. If the State of Georgia ever becomes a proper party to the suit through legal service of process, the State intends to defend vigorously. The State believes it has good and valid defenses, including but not limited to Eleventh Amendment immunity.

The above-referenced information is based on available public documents and oral representations made by and information received from officials at the state Attorney General’s Office, Georgia Department of Revenue, and participants in the pending cases.

Kansas. Kansas is a large but sparsely populated state in the central plains region of the United States. Kansas’ approximately 2.6 million people are increasingly concentrated in several urban centers that are located in the northeast and south central regions of the state. Kansas’ economy is primarily based on manufacturing, wholesale and retail trade, finance, construction and agriculture. Kansas is a major producer of livestock and grain. Stability in durable goods manufacturing, and in the service, construction and trade industries, has sustained steady economic growth in Kansas for the past several years. Slower growth in nonfarm jobs and personal income is forecast for Kansas through the year 2001.

The University of Kansas, Policy Research Institute summarized its forecast for the Kansas economy through the year 2001 in "The Kansas Economy" in the Kansas Economic Outlook, Vol. 5, No. 1(www.ku.edu/pri/ksdata/keo/keo.htm) as follows (references to tables of data have been deleted):

The Kansas Economy

The Kansas economy began showing signs of slower growth in 1999, following a strong performance during the 1996 through 1998 period. Although job growth fell significantly in 1999, growth in the number of Kansans employed continued to be strong, suggesting that fewer Kansans were resorting to multiple part-time jobs than in earlier years. Some highlights of the 2001 forecast . . . are:

The unemployment rate will increase from 3.4 percent in 2000 to 3.7 percent in 2001, as employment growth fails to match the growth of the labor force for the second straight year.

Job growth (nonfarm wage and salary employment) will continue to be less than 2 percent in 2001, exceeding 1999’s anomalous 1.1 percent increase, but failing to return to the greater than 3 percent rates of 1997 and 1998.

Personal income will grow 4.8 percent in 2001 compared to 5.4 percent in 2000, partly driven by slower wage and salary growth.

Some prominent features of the quarterly sectoral job forecasts that . . . are:

There were modest job increases in the mining sector in 2000, induced by higher world energy prices. Similar modest job increases are expected for 2001. The strong job growth in the construction industry during 2000 will soften somewhat; in spite of lower interest rates, slower economic growth will reduce demand for new construction.

Jobs in durable goods manufacturing have leveled off since the beginning of 1999, and even showed moderate declines during the last quarter of 1999 and the first quarter of 2000. The level of jobs in durable goods manufacturing is expected to remain nearly steady throughout 2001. The number of jobs in nondurable goods manufacturing has also leveled out, with only small increases expected during 2001.

The strong job growth in the transportation and utilities sector during 1999 moderated during 2000 and is expected to be even more modest in 2001, although still slightly above the state’s overall rate of job growth for the year.

The retail trade sector, which added jobs at a faster rate in 2000 than in 1999, will continue to grow at a moderate rate in 2001, exhibiting its strongest performance during the last half of the year. The wholesale trade sector will experience nearly flat job performance, following modest job additions in 2000.

The finance, insurance, and real estate sector will continue to grow at the moderate pace that it has displayed during the last two years.

Job growth in the services sector should pick up slightly in 2001, following two years of below average growth. Employment growth in the sector will still be below the rates experienced during the first two thirds of the 1990s.

State and local government job growth will continue in the 1 1/2 to 2 percent range in 2001; federal government employment will decline due to the lost of Census employees.

. . . [J]obs in durable goods manufacturing declined about one percent a year in 1999 and 2000, following robust average growth of 6 percent a year in 1997 and 1998. . . . [T]he main reason for both the earlier robust growth and the more recent malaise is the 1997-1998 buildup in employment in the transportation equipment sector, and then its subsequent leveling off. The performance of the machinery, including electrical machinery, sector also contributed to the overall behavior of the durable goods manufacturing sector during the period.

Jobs in non-durable goods manufacturing grew modestly in 1998 and 1999, but leveled off in 2000 and are expected to remain essentially flat in 2001. Continued weakness in the printing and publishing sector, along with modest growth in food and kindred products, are the main explanations.

The transportation and utilities sector, which includes communications . . ., added jobs at a somewhat faster rate than the state as a whole during 1999 and 2000, and is expected to slightly outperform the state again in 2001. Both trucking and warehousing, and communications (which is included in the "other" category), are expected to be leading forces in the sector in 2001.

. . . [J]ob growth in the retail trade sector will continue near the moderate pace that it set in 2000. Stores selling general merchandise will add jobs faster than other areas of retail trade, as they have done for the last 4 years.

Jobs in finance, insurance and real estate . . . will grow 1.0 percent in 2001, following 1.3 percent growth in 2000. Banking should see small employment increases in 2001, while insurance employment should decline slightly, as it did in 1999 and 2000.

In 1999 and 2000, the average rate of job growth in the services sector was only about half of what it was in 1997 and 1998 . . .. Although the forecast shows a modest increase in the growth rate for 2001, it will still be well below the increases seen during 1997-1998.

. . . Although nominal personal income is expected to grow more slowly in 2001 than in 2000, it will still increase nearly 5 percent. Adjusted for inflation, real personal income will also grow more slowly in 2001 that in 2000, averaging 2.0 percent compared to 2.9 percent in the earlier year.

Maryland. The Adviser believes that the information summarized below describes some of the more significant matters relating to the Nations Maryland Intermediate Municipal Bond Fund and Nations Maryland Municipal Bond Fund. The sources of the information are the official statements of issuers located in Maryland, other publicly available documents, and oral statements from various state agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from state agencies. Estimates and projections presented herein are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove to be accurate.

Overview

Services, wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and related products, instruments and similar products, industrial machinery, electronic equipment and chemical and allied products) are the primary fields of employment in Maryland. Total employment in Maryland increased by 9.5% between 1991 and 2000. The State’s unemployment rate was 3.9% in 2000, compared to a national rate of 4% for the same period.

Personal income in Maryland has grown at an average annual rate of 5% since 1990, slightly slower than the nationwide 5.5% over the same period. Per capita income in 2000 was $33,872 in Maryland, compared to the national average of $29,676. For each of the past 10 years, per capita personal income in Maryland has ranked as the fifth highest in the United States.

In 2000 the State posted taxable retail sales of $62 billion, which was an increase of over $24 billion, or 63.5%, from 1990. Sales accelerated strongly in 1999 and 2000, apparently as a result of high levels of consumer confidence generated by the lengthy success of the U.S. stock markets. It is impossible to predict the levels of taxable retail sales going forward.

Budget

The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland ended fiscal year 2000 with a $936.2 million general fund balance on a budgetary basis, of which $784.5 million was designated to fund fiscal-year 2001 operations. The State estimates that the general fund balance on a budgetary basis will be approximately $385 million at June 30, 2001 and approximately $37.7 million at June 30, 2002.

On April 4, 2000 the General Assembly, which is the legislative branch of the State government, approved the budget for fiscal year 2001. The budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the State’s seven retirement systems; (iii) funds dedicated to the debt service on the State’s general obligation bonds in an amount sufficient to avoid an increase in the State’s property tax; (iv) $596.3 million for capital projects (other than transportation projects), including $172 million for public school construction; (v) $3.1 billion in aid to local governments from general funds; and (vi) net general fund deficiency appropriations of $73.3 million for fiscal 2000, including $25.3 million to the State Reserve Fund.

On April 3, 2001, the General Assembly approved the budget for fiscal year 2002. The 2002 budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the State’s seven retirement systems; (iii) funds dedicated to the debt service on the State’s general obligation bonds in an amount sufficient to avoid an increase in the State’s property tax; (iv) $643.9 million for capital projects (other than transportation projections) including $134 million for public school construction; (v) $3.3 billion in aid to local governments from general funds; and (vi) net general fund deficiency appropriations of $124.9 million for fiscal 2001, including $57.2 million for medical and foster care programs, $30.2 million to the State Reserve Fund and $10.3 million in aid to local governments.

In 1999 the General Assembly created the Cigarette Restitution Fund, which will administer all funds received by the State in connection with the tobacco settlement. At least 50% of such appropriations must be used for various public health and planning initiatives related to tobacco. The remaining 50% can be appropriated for any public purpose. The fiscal year 2001 budget provides special fund appropriations authorized from the Cigarette Restitution Fund, including $52.9 million for education and $124.6 million for Medicaid managed care.

Authorization of Indebtedness

Neither the Constitution nor general laws of Maryland impose any general limit on the amount of debt the State can incur. However, Maryland’s Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. The General Assembly authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan, or "capital bond bill," that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. Maryland had $4.6 billion of State tax-supported debt outstanding, and $961.1 million of authorized but unissued debt, at March 31, 2001.

The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

The State issues general obligation bonds for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural or educational institutions. The State’s real property tax is pledged exclusively to the repayment of these bonds. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due.

The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Holders of these bonds are not entitled to look to any other sources of payment.

The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums and conference centers payable primarily from lease rentals, and sports lottery and other revenues.

Certain other State units, such as Maryland’s university systems, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the state will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of such borrowers.

The State and certain of its agencies also enter into a variety of conditional purchase, sale-leaseback and similar transactions to finance the acquisition of facilities and equipment. These lease agreements specify that payments are subject to annual appropriation by the General Assembly. In the event that appropriations are not made, the State can not be held contractually liable for the payments. These transactions are subject to approval by the Board of Public Works, which is responsible for supervising most expenditures of State funds and is made up of the Governor, Comptroller and Treasurer of Maryland.

Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

The State can also look to its Reserve Fund to provide financial support in periods of economic downturn or for other contingencies. The State Reserve Fund held $697.8 million at June 30, 2000; however, there can be no assurance that this amount will be sufficient to maintain current spending levels during periods of economic difficulty.

For tax purposes, real property in Maryland is valued at market value but the assessment is made only as to a percentage of that value. This had been set at 40%, but revenue-neutral legislation enacted in 2000 requires that from 2002 real property must be taxed on its full cash value, with tax rates reduced by 60%. In addition, the General Assembly has restructured the taxation of the electric and natural-gas industries in Maryland in connection with the deregulation of these industries. Although these measures were designed to prevent broad changes in the effective tax yield, there can be no assurance that such matters will not adversely affect Maryland’s financial planning.

Local Governments

Maryland can be divided into 24 subdivisions, comprised of its 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although Baltimore City and each the counties rated by Standard & Poor’s has been rated "A" or above, some of the counties had to obtain additional insurance to achieve this rating on their debt.

Many of Maryland’s counties have established subsidiary agencies with bond issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services, and the Maryland-National Capital Park and Planning Commission, which administers a park system for these counties, both issue general obligation bonds. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland municipalities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.

Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Nations Maryland Intermediate Municipal Bond Fund or Nations Maryland Municipal Bond Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness. Other obligations are issued by industrial development authorities, housing authorities, and other issuers who lack a taxing power to repay these obligations. Certain debt may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could substantially impede repayment. In addition, these funds may include obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities; any such obligations will bear their own particular risks in addition to any general risks described herein.

A slowdown in the service sector could have an adverse effect on the Maryland economy because such a large proportion of employment within the State is attributable to that sector. Another primary source of employment in Maryland is the government; the percentage of Maryland residents employed by the federal government is more than twice the national average. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and other private borrowers.

North Carolina. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th. The North Carolina General Assembly attempts to adopt a budget for the following fiscal year by the end of the previous one and has successfully done so in 1999 and 2000.

The State of North Carolina is the eleventh most populous state according to the 2000 Census. Its economy is a combination of manufacturing, agriculture, services and tourism. The State’s seasonally adjusted unemployment rate in May 2001 was 5.2%. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. The State leads the nation in the production of textiles, tobacco products and furniture. It is among the largest producers of pharmaceuticals, electronic and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there. The Research Triangle (Raleigh/Durham/Chapel Hill) boasts three major universities and is known internationally for its technology and pharmaceutical industries.

The total General Fund appropriations for the 2000-2001 fiscal year is $14.050 billion. The ending fund balance for the State’s General Fund at June 30, 1999 was $1.430 billion. The budget adopted by the North Carolina General Assembly for the fiscal year ending June 30, 2001 projects an ending General Fund balance of approximately $200.5 million. In November 2000, the State’s voters approved the issuance of $3.1 billion in bonds to finance identified repairs and renovations to facilities at the University of North Carolina’s sixteen campuses and the State’s community colleges ($2.5 billion for the universities and $600 million for the community colleges). If approved and issued, these bonds would more than double the amount of the State’s bonds outstanding.

The State anticipates an overall budget shortfall approaching $853 million from the authorized 2000-2001 fiscal year budget. The State attributes this shortfall to four major factors. First, the State was required to refund approximately $123 million of income tax refunds in the 2000-01 budget year that should have been refunded in the prior year. The payment of these refunds ($21.8 million corporate and $101.0 million individual) creates a corresponding decrease in revenues in the 2000-2001 budget year. Second, the State has been required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State. The payment of these refunds created a $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes. Third, the State’s share of the federal Medicaid program has generated expenses approximately $108 million greater than the budgeted appropriation for this purpose. Finally, decreased revenues attributable to a general slowdown of the national economy have resulted in a forecasted general revenue shortfall of approximately $697 million. The economic slowdown has particularly affected revenues from taxes associated with the State’s manufacturing sector. Also, the general economic slowdown and its effects on the capital markets are expected to lead to decreases in taxes attributable to capital gains income. The slowdown has resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes and sales taxes.

In response to the budget shortfall, the Governor, as Director of the Budget, has taken a number of actions to assure the State will meet its constitutional requirement of a balanced budget. Particularly, the Governor has identified budgetary resources that would cover a budget shortfall of up to approximately $1 billion. These resources are comprised of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use and the identification and use of available reserves. The General Assembly in its consideration and adoption of the 2001-02 budget during the 2001 Regular Session has attempted to address this same shortfall by making a number of reductions in various agencies, changing the manner and frequency with which taxes are paid and considering a number of tax increases and the repeal of various tax credits. At the date hereof, the budget for 2001-02 had not been adopted by the General Assembly so the impact on taxes and spending were not known.

On November 23, 1998, 46 states’ Attorneys General and the major tobacco companies signed a proposed settlement ("Phase I") that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years. The settlement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law, pursuant to the Consent Decree, approving the establishment of a foundation to help communities in North Carolina hurt by the decline of tobacco. The foundation receives 50 percent of the settlement. A trust fund for tobacco farmers and quota holders and a second trust fund for health programs, both to be created by the General Assembly, each gets a quarter of the settlement. Phase I payments are made to the State and then allocated to the foundation and trusts, subject to legislative oversight.

North Carolina is also one of 14 states that has entered into a major settlement agreement ("Phase II") with several cigarette manufacturers. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust phase of the settlement agreement) will be paid to North Carolina tobacco growers and allotment holders. Payments of this amount began in December 1999 and are expected to average $155 million per year over a 12-year period. These payments are made directly to a trust for distribution to growers and allotment holders and are not paid to the State or subject to direct legislative oversight.

The following are cases pending or threatened in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. It is the opinion of the State’s Treasurer that any such loss of revenue or expenditure would not materially adversely affect the State’s ability to meet its financial obligations.

Hoke County, et al. v. State of North Carolina and State Board of Education. On May 25, 1994, students and boards of education for five school districts filed suit requesting a declaration that the public education system of North Carolina violates the State constitution by failing to provide adequate or substantially equal education opportunities, and by denying due process of law. The defendants’ motion to dismiss was denied. However, the North Carolina Supreme Court upheld the present funding system and remanded the case for trial on the claim for relief based on the conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. Five other systems intervened and now allege claims for relief on behalf of their students’ right to a sound basic education on the basis of the high proportion of at risk students in their counties’ systems. In the spring of 2000, a trial was held in Hoke County on the issues as they affect "low wealth" counties. On October 26, 2000, the trial court, as part of a three part ruling, concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education. The ruling requires legislative action necessary to implement and fund pre-kindergarten programs. If not appealed, the ruling will require legislative action necessary to implement and fund pre-kindergarten programs. The cost of such programs is undetermined at this time but may exceed $100 million. The third part of the ruling was released by the trial court in 2001 and the judgment was appealed by the State. Subsequently, the trial judge vacated the third part of the ruling, bringing that part of the case back before him. The State then withdrew its appeal and will begin to prepare to comply with the first two parts of the ruling. A trial on the claim of a second plaintiff is expected to begin in mid-2001.

N.C. School Boards Association, et. al. v. Harlan E. Boyles, State Treasurer, et. al. – Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina constitution must be paid to the schools. For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The North Carolina Attorney General’s Office believes that sound legal arguments support the State’s position on the outstanding claims.

Faulkenbury v. Teachers’ and State Employees’ Retirement System, Peele v. Teachers’ and State Employees’ Retirement System, and Woodard v. Local Governmental Employees’ Retirement System Disability Retirement Benefits. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights and violation of state constitutional and statutory rights. The Superior Court ruled in favor of plaintiffs. The Order was affirmed by the North Carolina Supreme Court in 1997. The case went back to the Superior Court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there have been two appeals to the appellate courts concerning calculation of the retroactive benefits, one of which has not been finally resolved. The plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeal. Payments have been made by the State of approximately $84 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $30 million. All retroactive payments and future benefit payments are payable from the funds of the State’s retirement systems.

Southeast Compact Commission – Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. On July 10, 2000, the Compact filed a Motion For Leave to File Bill of Complaint and Bill of Complaint in the United States Supreme Court. The Motion seeks the Court’s original jurisdiction to enforce sanctions imposed against North Carolina for the recovery of $89.9 million plus interest and attorneys fees. The State has opposed the motion.

The Adviser believes that the information summarized above described some of the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies and individuals. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

South Carolina. The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

The State Constitution limits annual increases in State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

The State Constitution requires a General Reserve Fund that equals three percent of General Fund Revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund Revenue for the latest completed fiscal year.

The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year’s appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriation.

After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.

The State operates on a fiscal year beginning July 1 and ending June 30. For the fiscal year ended June 30, 2000, the State had a budgetary surplus of $213 million and the Capital Reserve Fund and General Reserve Fund were fully funded at the combined 5% level. The South Carolina General Assembly passed the Fiscal Year 2000-2001 Appropriations Act that enacted a balanced budget where most of the new revenue was allocated to education.

Positive economic growth in South Carolina has been driven, in part, by gains in tourism, business services and international trade. In 2000, the State announced $6.134 billion in new and expanded economic development projects which added approximately 35,100 new jobs.

In 2000, employment increased one and eighty-six hundredths percent (1.86%) while the rate of employment growth in the United States was two and two-tenths percent (2.2%). The unemployment rate for South Carolina in 2000 was three and nine-tenths percent (3.9%), while the unemployment rate in the United States was four percent (4.0%).

A lawsuit, Glen E. Kennedy, et al vs. the South Carolina Retirement System and South Carolina Budget and Control Board, was filed against the South Carolina Retirement Systems (Systems) by a group of retired participants in the Systems which challenges the Systems’ treatment of annual leave calculation of participants’ retirement payments. The Circuit Court determined that the State has been providing retirement benefits to its members in accordance with the law. The Circuit Court decision was appealed to the State Supreme Court and, in May 2000, the Supreme Court reversed the Circuit Court and ruled in favor of the plaintiffs. The State has filed a Petition for Rehearing with the Supreme Court which was granted. On Rehearing, the State Supreme Court reversed its prior decision and ruled in favor of the State. The plaintiffs have asked for an extension of time which to file a Petition for Rehearing. The State cannot predict whether the plaintiffs will file a Petition for Rehearing and, if filed, whether the State Supreme Court will grant such Petition. If such Petition is granted, and a Rehearing held, the State cannot predict the ultimate decision of the State Supreme Court. Should the plaintiffs ultimately prevail, the current actuarial liability of the Systems for this new benefit is estimated to be in excess of one billion dollars. In addition, the funding for this increase will have to be provided.

Two class action lawsuits brought in the State Court relating to the taxation of retirement benefits are pending against the State. One challenges the taxation of federal retirees’ income (Federal Retirees Case), and the other challenges a State statute imposing income taxes upon benefits paid to retired state employees (State Retirees Case) by the South Carolina Retirement Systems.

In the Federal Retirees Case, the State filed a motion to dismiss, which was granted by the Circuit Court. The plaintiffs appealed the Circuit Court’s decision to the State Supreme Court, which reversed the Circuit Court’s decision and remanded the case to the Circuit Court to determine the constitutionality of a State statute. The Federal Retirees Case is presently pending in the State Circuit Court.

In the State Retirees Case, the State filed a motion to dismiss, which was granted in part and denied in part by the Circuit Court. The Circuit Court’s decision was appealed to the State Supreme Court which reversed and vacated the Circuit Court’s decision, stating that the State Retirees should have first filed their claim with the State Department of Revenue as an administrative matter. The State Retirees Case is presently pending before the State Department of Revenue.

While the State is uncertain as to the ultimate outcome of any of the above-described lawsuits, it is vigorously defending its position in each case. In the event of unfavorable outcomes in the Federal Retirees Case and the State Retirees Case, the State’s liability is not expected to exceed $475 million for retroactive relief with an estimated unfavorable impact on future year’s revenues of an additional $47.5 million per year.

The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

Tennessee. The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State’s bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State’s general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

Under current state statutes, the State of Tennessee’s general obligation bonded debt issuance’s are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2000, the State of Tennessee’s annual legal debt service limit of $580.2 million was well above the debt service required of $138.5 million, with a legal debt service margin of $441.7 million. Debt per capita equaled $190.0, and the ratio of net general long-term bonded debt to assessed property valuation was 1.3 percent.

The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 2000-01. During the fiscal year 2000, Tennessee continued several programs that were designed to create a more effective, efficient and focused state government. The Administration initiated a program to monitor grant subrecipients to protect against fraud, made improvements to the State’s internal accounting processing systems and continued other initiatives designed to improve the State’s operation through technology advancements. The State worked to improve services provided to children including improving the availability of early testing to screen for diseases and to detect and provide counseling for behavioral abnormalities. The State worked to improve the accessibility of quality day care and generally focused on excellence in education by providing workshops for teachers and revising upward expectations for student performance. Finally, the State continued to maintain a climate for good high-paying jobs including beginning a new program called "Manufacturing for the New Millennium" that promotes high tech manufacturing jobs in Tennessee.

The economic outlook for Tennessee remains generally favorable. The State’s economic diversity has improved substantially over the last several years. Investments announced in new and expanding business exceeded one billion dollars in every year since 1983 and exceeded three billion in the last two years. This growth created 26,666 new jobs in Tennessee for the year ended June 2000. As of June 2000, the State’s unemployment rate was 3.7% under the national average of 4.0%. Based on current projections, the State’s overall growth is expected to exceed the national average into the next century according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 2000.

Despite the economic growth, the State initially predicted an $800 million budget shortfall for the fiscal year 2002. The Administration considered a number of tax proposals, including a State income tax, that would have raised revenues for the State. Ultimately, for the fiscal year 2001, the Tennessee Legislature passed a balanced budget that did not make significant cuts in expenditures but forecast increased revenues based on one-time sources and has consecutive revenue projections. As a result, Standard & Poor’s lowered the State of Tennessee’s debt rating to AA-plus, and Moody’s lowered it to Aa1. Fitch continues to rate the State AAA.

Texas. The Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions or except as specifically authorized. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations which are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the constitutional prohibition.

Article III, Section 49-j of the Texas Constitution prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. At the end of the State’s fiscal year 2000, the State’s debt service ratio was 2.03 percent compared to 2.2 percent the previous year.

In June 1999, Moody’s Investors Service raised the rating on the State of Texas general obligations to Aa1 from Aa2. This upgrade affects self-supporting and non-self-supporting general obligation debt issued by various state agencies. Additionally, the rating on lease revenue debt was upgraded to Aa2 from A1, affecting approximately $808 million in lease revenue obligations.

In August 1999, Standard and Poor’s Rating Services revised its outlook on Texas to stable from positive and affirmed its AA rating on the State’s outstanding general obligation debt. Their rating on Texas’ general obligation debt reflects, "a steadily growing and diversifying economy, solid long-term economic prospects, good trends of revenue growth supporting a balanced budget and a low tax-supported debt burden. The rating outlook is returned to stable from positive due to the expectation that, while revenues will continue to grow with the economy, financial reserves will be kept at modest levels."

The State has long been identified with the oil and gas industry, but the Texas economy has diversified in recent years, particularly with the growth of the computer and electronics industries. Oil and gas related industries currently account for only 8.5 percent of the State’s economy. Today high technology industries, which account for 8.9 percent of the Texas gross state product, comprise a larger segment of the Texas economy than oil and gas-related mining and manufacturing. Service-producing sectors (which include transportation and public utilities; finance, insurance and real estate; trade; services; and government) are the major sources of job growth in Texas. Service producing jobs now account for 81 percent of total nonfarm employment and 87 percent of employment growth over the past five years. Texas’ location and transportation and accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. Texas exports in 2000 exceeded $112 billion, which has more than doubled in real terms since 1990, and ranks the State a close second to California in foreign export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas’ economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

The vast size of the State, together with cultural, climatic and geological differences within its borders, has produced great variations in the economics of the various parts of the State. The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The panhandle, Permian basin and Concho Valley regions are relatively sparsely populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The Gulf Coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from agriculture and seaport trade. The economy of the central corridor is grounded in the public and private service sector, recreation/tourism and high-technology manufacturing and communications. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, international politics and export markets or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

Over the past ten years, Texas added more jobs than any other state (2.46 million), accounting for more than one-ninth of the nation’s total job growth. During the 1990s, the State ranked sixth in the rate of job growth, exceeded only by five western mountain states with comparatively small populations. Over the twelve months ending in February 2001, Texas gained over 275,000 jobs, ranking second among the states in the number of new jobs and fifth among the states in the rate of job growth. The State’s unemployment rate has fallen every year since 1992. In 2001, the moving average unemployment rate has fallen below 4% percent for the first time since 1974. After averaging over 7.5% in 1992, the unemployment rate successively fell to about 3.7% percent in April, 2001, although the State expects that the unemployment rate will rise during the remainder of this year. Most new jobs created in the past year have been in the service sector with most of the growth in the health, business and miscellaneous services sectors. Much of this growth relates to "information technology" jobs, although companies in some segments of the business experienced layoffs in early 2001. The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for continued growth, such as knowledge-based manufacturing and services. Per capita personal income has since increased to approximately 94.1% of U.S. per capita income as of 1999.

The State’s general revenue fund provides an indication of the State’s financial condition. In the fiscal year 1999, the general revenue fund accounted for most of the State’s net revenue. Driven by Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State’s number one source of income in fiscal year 2000. Sales tax, accounting for over 55% of total tax revenue, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the State, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the State’s revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. State revenue also benefited from $1.1 billion in tobacco litigation settlement proceeds received from major U.S. tobacco companies. The State estimates that an additional $0.6 billion in proceeds is anticipated during the 2000-01 fiscal year. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation’s capital and "earned surplus," which includes corporate net income and officers’ and directors’ compensation. For each of the fiscal years ended August 31, 1996, 1997, 1998, 1999, and 2000, the general revenue fund contained a cash surplus of approximately $2.271 billion, $2.685 billion, $3.330 billion, $4.337 billion and $3.843 billion, respectively.

Virginia. Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section  9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth’s full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not "debt" for constitutional purposes, but are classified as long-term indebtedness on the issuer’s financial statements.

General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

The restrictions applicable to general obligation debt of the Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth’s full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. Local government in the Commonwealth is comprised of approximately 95 counties, 40 incorporated cities, and 168 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII, Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the "state aid intercept provision" provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth: individual and fiduciary income, corporation income, state sales and use, public service corporations and premiums of insurance companies. In fiscal year 2000, the General Fund balance grew by $255.7 million, an increase of 16.0% over fiscal year 1999, as a result of greater than expected revenues. Tax revenues grew at a rate of 10.8%. Certain tax revenues experienced growth while others declined. Individual income tax revenue grew by 12.2% in fiscal year 2000. Growth also occurred in the form of a 34.6% increase in corporation income tax, a 6.6% increase in sales and use tax, and a 2.5% increase in premiums of insurance companies’ tax. Public service corporations taxes declined by 6.9% in fiscal year 2000. Overall revenue grew by 11.2%, mainly in individual income tax revenues, and non-tax revenues grew by 23.7%. Overall expenditures grew at a rate of 9.8% compared to 14.3% in fiscal year 1999. Education expenditures grew by $207.8 million, or 5.6%, while individual and family service expenditures grew by $252,106, or 12.0%. In addition, general government expenditures increased by $218.0 million, or 36.8%. The resulting General Fund balance as of June 30, 2000 was $1,855.3 million.

Of the June 30, 2000 balance, $678.0 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. In addition, $1,109.8 million was designated for appropriation or reappropriation in fiscal year 2001. This designated amount includes the fiscal year 2002 contribution of $171.0 million to the Revenue Stabilization Fund. Thus, in total, $849.0 million was reserved or designated within the June 30, 2000 General Fund balance for the Revenue Stabilization Fund.

Historically, balances in the General Fund have decreased in some years, for example in 1995, as a result of an increase in transfers from the General Fund, and have increased at varying rates in other years, such as fiscal years 1997, 1998 and 1999.

In 2000, the Commonwealth ranked 12th in population among the 50 states. The Commonwealth’s 2000 population was approximately 7,078,515. According to the U.S. Department of Commerce, Bureau of Economic Analysis, the 1999 per capita income for the Commonwealth was $29,789. According to the U.S. Department of Labor, Bureau of Labor Statistics, the unemployment rate of 2.8% in 1999 compared to 4.2% nationally. Assessed value of locally taxed property exceeded $450 billion in 1999 according to the Virginia Department of Taxation.

Effective November 23, 1998, the Commonwealth joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and five territories in the National Tobacco Settlement.

On February 23, 1999, the Richmond Circuit Court entered the Consent Decree and Final Judgment allowing the Commonwealth to join in the Settlement. The Settlement became final in November 1999 when 80% of the settling states (in number and allocable share of the Settlement) approved the Settlement. The Settlement provides, among other things, that tobacco companies pay a total of $206 billion to the participating states by the year 2025. The Commonwealth’s share of the total amount paid to states through 2025 would be approximately $4.1 billion. The exact dollar amount is contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies will make five "initial payments" totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies will make "annual payments" beginning on April 15, 2000. The Commonwealth received its share of the first two initial payments in December 1999, and its share of the first annual payment in April 2000.

During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Under the legislation, fifty percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to (i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"). Ten percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the VTS Fund. The Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors. The 40% remaining unallocated Settlement payments were deposited to the General Fund in fiscal year 2000. The allocation and expenditures of the annual amounts received by the Commonwealth from the Settlement are subject to appropriation and disposition by the General Assembly.

The General Assembly approves a biannual budget for the Commonwealth. The 2000-2002 Budget Bill presented about 3,642.1 million in operating increases from the general fund above fiscal year 2000 appropriation levels. Of this amount, $200.1 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($615.9 million), higher education ($185.3 million), transportation ($409.8) and public safety, economic development, health and human resources, natural resources, new Office of Technology and nonstate and cultural attractions. The 2000-2002 Budget Bill also included continuation of the four year phase out of the sales tax on foods for home consumption and $878.2 million for the next phase of the plan to eliminate the personal property tax on personal use vehicles valued up to $20,000. In addition to increases to operating funds, the 2000-2002 Budget Bill provided $199.8 million in pay-as-you-go funding for capital projects.

The 2000 General Assembly Session ended March 10, 2000. The 2000-2002 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor returned it to the General Assembly with four item vetoes and eleven recommended amendments for action at its one-day reconvened session held on April 19, 2000. The General Assembly upheld all of the Governor’s item vetoes and ten of the eleven recommended amendments were adopted.

The Governor signed the 2000-2002 Budget Bill into law on May 19, 2000, and it went into effect on July 1, 2000 as Chapter 1073, 2000 Virginia Acts of Assembly ("2000 Appropriation Act").

On December 20, 2000, the Governor presented to the General Assembly amendments to the 2000 Appropriation Act affecting the remainder of the 2000-2002 biennium (House Bill 1600/Senate Bill 800). The amendments reflect a downward revision in official revenue estimates. The Governor’s proposed amendments to the 2000 Appropriation Act were considered by the 2001 Session of the General Assembly, which convened on January 10, 2001. However, the 2001 General Assembly adjourned on February 24, 2001 without adopting amendments to the 2000 Appropriation Act.

On the evening of February 24, 2001, the Governor issued Executive Order 74 (2001) to allow him to fulfill his constitutional requirement to balance the budget. On March 12, 2001, the Governor announced administrative actions that balanced the budget. The Governor’s plan identified a total of $506.0 million: $274.5 million from delaying some capital projects, $146.2 million in operating spending reductions by state agencies, and $85.3 million in other resources. The 2001 General Assembly reconvened on April 4, 2001 to consider bills vetoed or returned by the Governor with recommendations for their amendment but took no action to amend the 2000 Appropriation Act.

On April 26, 2001, the General Assembly adopted a resolution (Senate Joint Resolution No. 1, amending House Joint Resolution No. 1) authorizing the General Assembly to consider legislation relating to the 2000 Appropriation Act during the 2001 Reapportionment Special Session summoned by the Governor on February 24, 2001. The resolution contained a sunset provision requiring that all action on any such legislation be completed by both houses no later than May 11, 2001. The 2000 Appropriation Act was not amended prior to that deadline.

The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Nations Funds have not independently verified any of the information contained in these official statements or documents.